As Filed Electronically with the Securities and Exchange Commission on December 29, 2004

Securities Act File No. 333-120533

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 1 ☒

Post-Effective Amendment No.      ☐

SCUDDER INTERNATIONAL FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, Massachusetts 02110-4103

(Address of Principal Executive Offices) (Zip Code)

617-295-2572

(Registrant’s Area Code and Telephone Number)

John Millette

Deutsche Investment Management Americas Inc.

Two International Place

Boston, Massachusetts 02110-4103

(Name and Address of Agent for Service)

With copies to:

John W. Gerstmayr, Esq.	Cathy G. O’Kelly, Esq.
Thomas R. Hiller, Esq.	David A. Sturms, Esq.
Ropes & Gray LLP	Vedder, Price, Kaufman & Kammholz, P.C.
One International Place	222 North LaSalle Street
Boston, Massachusetts 02110-2624	Chicago, Illinois 60601

TITLE OF SECURITIES BEING REGISTERED:

Shares of the Scudder Greater Europe Growth Fund Series of the Registrant

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

Scudder New Europe Fund

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, has initiated a program to reorganize and merge selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge Scudder New Europe Fund into Scudder Greater Europe Growth Fund. Both funds are managed by the same portfolio management team and seek to achieve substantially the same investment objective through similar types of investments.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interest of the fund. The Board recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A The merger of the two funds is intended to create a more streamlined lineup of Scudder funds, which DeAM believes may help enhance performance and increase the efficiency of DeAM’s operations. The combined fund is expected to pay a lower effective management fee than Scudder New Europe Fund. In addition, combining the two funds means that the costs of operating the combined fund are anticipated to be spread across a larger asset base, which may result in greater cost efficiencies and the potential for greater economies of scale.

Finally, DeAM has agreed to cap the expenses of the combined fund at levels lower than the expenses currently paid by Scudder New Europe Fund for approximately three years following the merger. Consequently, the combined fund is expected to have lower total operating expense ratios than Scudder New Europe Fund.

Q&A continued

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free transaction for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect.

If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to capital gains or losses as a result of the normal operations of your fund whether or not the merger occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. It is likely, however, that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of Scudder Greater Europe Growth Fund, which will probably be different from the net asset value per share of Scudder New Europe Fund.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about March 14, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and number of shares owned.

Q&A continued

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the fund as explained in the proxy statement; or (2) forwarding a later-dated proxy that is received by the fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (ScudderACCESS)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this proxy statement?

A Please call Georgeson Shareholder, your fund’s proxy solicitor, at 1-888-288-5518.

SCUDDER NEW EUROPE FUND, INC.

A Message from the Fund’s Chief Executive Officer

December     , 2004

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Scudder New Europe Fund (“New Europe Fund”). While you are, of course, welcome to join us at New Europe Fund’s special meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of New Europe Fund into Scudder Greater Europe Growth Fund (“Greater Europe Growth Fund”). In this merger, your shares of New Europe Fund would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for shares of Greater Europe Growth Fund with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved by fund shareholders, this program will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meets investor needs.

In determining to recommend approval of the merger, the Directors of Scudder New Europe Fund, Inc. considered the following factors, among others:

•	DeAM’s overall program to reorganize and combine selected funds within the Scudder fund family gives the portfolio management team the opportunity to focus its efforts on managing the combined Fund and offers a uniform distribution platform for the combined Fund;

•	New Europe Fund shareholders will have the opportunity to invest in a substantially larger Fund with similar investment policies;

•	Shareholders will have the potential for economies of scale;

•	DeAM’s agreement to pay all costs associated with the merger; and

•	The merger would be a tax-free reorganization for federal income tax purposes for the shareholders.

The investment objective and policies of Greater Europe Growth Fund are substantially similar to those of New Europe Fund. If the merger is approved, the Board expects that the proposed changes will take effect during the first calendar quarter of 2005.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Greater Europe Growth Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the special meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Georgeson Shareholder, New Europe Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder New Europe Fund, Inc.

SCUDDER NEW EUROPE FUND, INC.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of Scudder New Europe Fund:

A Special Meeting of Shareholders of Scudder New Europe Fund, Inc. (“New Europe Fund”) will be held February 24, 2005 at 9:00 a.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of New Europe Fund to Scudder Greater Europe Growth Fund (“Greater Europe Growth Fund”), in exchange for shares of Greater Europe Growth Fund and the assumption by Greater Europe Growth Fund of all liabilities of New Europe Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of New Europe Fund in complete liquidation and dissolution of New Europe Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of New Europe Fund at the close of business on December 13, 2004 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment requires the affirmative vote of a majority of the shareholders entitled to vote at the Meeting that are present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal.

By order of the Board of Directors

John Millette

Secretary

December     , 2004

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

SCUDDER NEW EUROPE FUND

This document contains a prospectus/proxy statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Directors’ recommendation on page 23.

We urge you to review the prospectus/proxy statement carefully and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions via the Internet. You may receive more than one proxy card since several shareholder special meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Georgeson Shareholder, New Europe Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-888-288-5518) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

[                        ], 2004

Acquisition of the assets of:	By and in exchange for shares of:

Scudder New Europe Fund, Inc.	Scudder Greater Europe Growth Fund a series of Scudder International Fund, Inc.

222 South Riverside Plaza Chicago, IL 60606 (617) 295-2572	Two International Place Boston, MA 02110 (617) 295-2572

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Scudder New Europe Fund, Inc. (“New Europe Fund”) into Scudder Greater Europe Growth Fund (“Greater Europe Growth Fund”). Greater Europe Growth Fund and New Europe Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of New Europe Fund will receive a number of full and fractional shares of the corresponding class of Greater Europe Growth Fund equal in value as of the Valuation Time (as defined below) to the total value of such shareholder’s New Europe Fund shares.

This Prospectus/Proxy Statement is being mailed on or about December     , 2004. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Greater Europe Growth Fund, a non-diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the joint prospectus of Greater Europe Growth Fund (Classes A, B and C) and New Europe Fund (Classes A, B and C), dated March 1, 2004, as supplemented from time to time, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Greater Europe Growth Fund, dated December 3, 2004, as supplemented from time to time, relating to Institutional Class shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of New Europe Fund, dated March 1, 2004, as supplemented from time to time, relating to Institutional Class shares;

(iv)	the statement of additional information of New Europe Fund, dated March 1, 2004, as supplemented from time to time, relating to Class A, Class B, Class C and Institutional Class shares;

(v)	the statement of additional information relating to the proposed merger, dated [ ], 2004 (the “Merger SAI”); and

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(vi)	the financial statements and related report of independent registered public accounting firm included in New Europe Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2003 and the financial statements included in New Europe Fund’s Semiannual Report to Shareholders for the six-month period ended April 30, 2004.

The updated financial highlights for the Greater Europe Growth Fund contained in the Semiannual Report to Shareholders for the six-month period ended April 30, 2004 are attached to this Prospectus/Proxy Statement. See Exhibit B.

Shareholders may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make shareholder inquiries by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048.

Like shares of New Europe Fund, shares of Greater Europe Growth Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Georgeson Shareholder, New Europe Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor.

Greater Europe Growth Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Board of Directors of New Europe Fund is recommending that the shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of New Europe Fund with and into Greater Europe Growth Fund. If approved by shareholders, all of the assets of New Europe Fund will be transferred to Greater Europe Growth Fund solely in exchange for (a) the issuance and delivery to New Europe Fund of Class A, Class B, Class C and Institutional Class shares of Greater Europe Growth Fund (“Merger Shares”) with a value equal to the value of New Europe Fund’s assets net of liabilities, and (b) the assumption by Greater Europe Growth Fund of all liabilities of New Europe Fund. Immediately following the transfer, the appropriate class of Merger Shares received by New Europe Fund will be distributed pro rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

Deutsche Asset Management (“DeAM”) proposed this merger as part of its overall product rationalization program to reorganize and combine selected funds within the Scudder fund family. The Scudder fund family is made up of a group of funds that were managed by different investment advisors over the years and that have come together as a result of various corporate transactions that have taken place over time. As a result of these corporate transactions, there are a number of redundant funds within the Scudder fund family. In addition, the funds in the Scudder fund family do not currently have the same share class structure. DeAM’s overall program is designed to reorganize and combine funds in order to, among other reasons, eliminate redundant funds. DeAM’s program also is designed to expand product offerings across more share classes and to adjust or eliminate share classes in order to implement the same share class structure across the Scudder fund family. DeAM believes this program may help enhance investment performance and increase the efficiency of its operations.

2.	What will happen to my shares of New Europe Fund as a result of the merger?

Your shares of New Europe Fund will, in effect, be exchanged for shares of the same class of Greater Europe Growth Fund with an equal aggregate net asset value as of the Valuation Time (as defined below).

3.	Why has the Board of Directors of New Europe Fund recommended that I approve the merger?

The Directors considered the following factors in determining to recommend that shareholders of New Europe Fund approve the merger:

•	DeAM’s overall program to reorganize and combine selected funds in the Scudder fund family as described above.

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•	The merger offers New Europe Fund shareholders the opportunity to invest in a substantially larger fund with similar investment policies.

•	Deutsche Investment Management Americas Inc. (“DeIM”), New Europe Fund’s investment advisor, has advised the Directors that New Europe Fund and Greater Europe Growth Fund have substantially similar investment objectives, policies and strategies. In addition, DeIM has advised the Directors that both Funds have the same portfolio management team.

•	The merger is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance investment performance and increase the efficiency of DeAM’s operations. The merger may also result in greater cost efficiencies and the potential for economies of scale for the combined Fund and its shareholders.

•	DeAM’s agreement to pay all costs associated with the merger.

•	The merger is structured as a tax-free reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the merger.

The Board of Directors of New Europe Fund has concluded that: (1) the merger is in the best interests of New Europe Fund, and (2) the interests of the existing shareholders of New Europe Fund will not be diluted as a result of the merger. Accordingly, the Board of Directors of New Europe Fund recommends approval of the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

4.	How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the investment objectives, policies and restrictions of the Funds are substantially similar. New Europe Fund seeks long-term capital appreciation. Greater Europe Growth Fund seeks long-term growth of capital. Under normal circumstances, both Greater Europe Growth Fund and New Europe Fund invest at least 80% of total assets (or, in the case of New Europe Fund, 80% of net assets, plus the amount of any borrowings for investment purposes) in European common stocks and other equities (equities that are traded mainly on European markets, issued by companies organized (and, in the case of New Europe Fund, based) in Europe or doing more than half of their business there). Both Greater Europe Growth Fund and New Europe Fund may invest up to 20% of total (or, in the case of New Europe Fund, net) assets in European debt securities of any credit quality, including junk bonds (grade BB and below). New Europe Fund is a non-diversified open-end management investment company and Greater Europe Growth Fund is a non-diversified series of an open-end management investment company. Non-diversified funds may invest in the securities of relatively few issuers, which means that the performance of one or a small number of holdings can affect overall performance more than if such funds invested in a larger number of issuers. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

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The following table sets forth a summary of the composition of the investment portfolio of each Fund as of April 30, 2004, and of Greater Europe Growth Fund on a pro forma combined basis, giving effect to the proposed merger as of that date:

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

Country	New Europe Fund	Greater Europe Growth Fund	Greater Europe Growth Fund— Pro Forma Combined(1)
United Kingdom	32%	33%	33%
Switzerland	16%	16%	16%
France	14%	15%	15%
Germany	14%	14%	14%
Netherlands	6%	6%	6%
Spain	5%	5%	5%
Italy	5%	4%	4%
Sweden	2%	2%	2%
Finland	2%	2%	2%
Other	4%	3%	3%

	100%	100%	100%

(1)	Reflects the blended characteristics of New Europe Fund and Greater Europe Growth Fund as of April 30, 2004. The portfolio composition and characteristics of the combined Fund will change consistent with its stated investment objective and policies.

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5.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the 12-month period ended April 30, 2004, and the pro forma estimated expense ratios of Greater Europe Growth Fund assuming consummation of the merger as of that date.

Shareholder Fees

(fees that are paid directly from your investment)

	Class A		Class B	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
New Europe Fund	5.75%		None	None	None
Greater Europe Growth Fund	5.75%		None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original price, whichever is lower)
New Europe Fund	None	(1)	4.00%	1.00%	None
Greater Europe Growth Fund	None	(1)	4.00%	1.00%	None
Redemption Fee(2) (as a percentage of total redemption proceeds)
New Europe Fund	None		None	None	None
Greater Europe Growth Fund	None		None	None	None

(1)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months following purchase and 0.50% if redeemed during the next six months following purchase. Please see the applicable Fund’s prospectus for more details.
(2)	Effective February 1, 2005, each Fund will impose a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange).

The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedule of Greater Europe Growth Fund (Post-Merger) reflects reductions that will be effective upon the consummation of the merger. As of April 30, 2004, Greater Europe Growth Fund and New Europe Fund had net assets of $360,781,155 and $127,558,404, respectively.

	Management Fee		Management Fee
Average Daily Net Assets	Greater Europe Growth Fund (Pre-Merger)	Average Daily Net Assets	New Europe Fund	Greater Europe Growth Fund (Post-Merger)
$0 - $1 billion	1.00%	$0 -$250 million	0.75%	0.75%
$1 billion - $1.5 billion	0.90%	$250 million - $1 billion	0.72%	0.72%
$1.5 billion - $2 billion	0.85%	$1 billion - $2.5 billion	0.70%	0.70%
Over $2 billion	0.80%	$2.5 billion - $5 billion	0.68%	0.68%
		$5 billion - $7.5 billion	0.65%	0.65%
		$7.5 billion - $10 billion	0.64%	0.64%
		$10 billion - $12.5 billion	0.63%	0.63%
		Over $12.5 billion	0.62%	0.62%

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As shown below, the merger is expected to result in a lower effective management fee ratio and in a lower total expense ratio for shareholders of New Europe Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fee		Distribution/ Service (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses		Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses (after Waiver)
New Europe Fund
Class A	0.75%		0.24%	0.61	%(2)	1.60	%(3)	—	1.60%
Class B	0.75%		0.98%	0.85	%(2)	2.58	%(3)	0.08%	2.50%
Class C	0.75%		0.98%	0.72	%(2)	2.45	%(3)	—	2.45%
Institutional Class	0.75%		0.00%	0.63	%(2)	1.38	%(3)	0.26%	1.12%

Greater Europe Growth Fund
Class A	1.00%		0.16%	0.34	%(2)	1.50	%(4)	—	1.50%
Class B	1.00%		0.97%	0.65	%(2)	2.62	%(4)	0.16%	2.46%
Class C	1.00%		0.99%	0.52	%(2)	2.51	%(4)	0.04%	2.47%
Institutional Class	1.00%		0.00%	0.44	%(5)	1.44%		—	1.44%

Greater Europe Growth Fund (pro forma combined)
Class A	0.73	%(1)	0.24%	0.41	%(7)	1.38	%(6)	—	1.38%
Class B	0.73	%(1)	0.98%	0.66	%(7)	2.37	%(6)	—	2.37%
Class C	0.73	%(1)	0.98%	0.53	%(7)	2.24	%(6)	—	2.24%
Institutional Class	0.73	%(1)	0.00%	0.44	%(7)	1.17	%(6)	0.06%	1.11%

(1)	Restated to reflect the management fee schedule for Greater Europe Growth Fund that is effective upon consummation of the merger.
(2)	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee as of September 30, 2003 for New Europe Fund and as of March 31, 2004 for Greater Europe Growth Fund.
(3)	Through September 30, 2005, the investment advisor of New Europe Fund has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.50% for Class A, Class B and Class C shares and at 1.10% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses.

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(4)	Through September 30, 2005, the investment advisor for Greater Europe Growth Fund has contractually agreed to waive all or a portion of its management fee and/ or to reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.465%, 1.480% and 1.470% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses.
(5)	The Institutional share class of Greater Europe Growth Fund has not commenced operations as of the date of this prospectus/proxy statement. Therefore, the other expenses listed in the table for that class of that Fund are based on estimates for the coming fiscal year.
(6)	Through February 29, 2008, the investment advisor of Greater Europe Growth Fund has contractually agreed to waive all or a portion of its management fee and/or to reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 1.17%, 1.45%, 1.29% and 1.10% for Class A, Class B, Class C and Institutional Class shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, shareholder servicing fees, director and director counsel fees, and organizational and offering expenses.
(7)	Other expenses are estimated, accounting for the effect of the merger.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined Fund to incur in the first year following the merger.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
New Europe Fund
Class A	$728	$1051	$1396	$2366
Class B(1)(3)	$653	$1095	$1563	$2449
Class B(2)(3)	$253	$795	$1363	$2449
Class C(1)	$348	$764	$1306	$2786
Class C(2)	$248	$764	$1306	$2786
Institutional Class(3)	$114	$411	$730	$1635

Greater Europe Growth Fund
Class A	$719	$1022	$1346	$2263
Class B(1)(3)	$649	$1099	$1576	$2417
Class B(2)(3)	$249	$799	$1376	$2417
Class C(1)(3)	$350	$778	$1332	$2843
Class C(2)(3)	$250	$778	$1332	$2843
Institutional Class	$147	$456	$787	$1724

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	1 Year	3 Years	5 Years	10 Years
Greater Europe Growth Fund (pro forma combined)
Class A	$707	$987	$1287	$2137
Class B(1)	$640	$1039	$1465	$2232
Class B(2)	$240	$739	$1265	$2232
Class C(1)	$327	$700	$1200	$2575
Class C(2)	$227	$700	$1200	$2575
Institutional Class(4)	$113	$353	$625	$1402

(1)	Assuming you sold your shares at the end of each period.
(2)	Assuming you kept your shares.
(3)	Includes one year of capped expenses in each period.
(4)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years,” and “10 Years” periods.

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by New Europe Fund or its shareholders as a direct result of the merger. For a discussion of taxes that you may incur indirectly as a result of the merger (e.g., due to differences in the Funds’ portfolio turnover rates and net investment income), please see “Information about the Proposed Merger—Federal Income Tax Consequences” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are substantially identical.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of New Europe Fund.

10.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change. However, the total value of the shares of Greater Europe Growth Fund you receive will equal the total value of the shares of New Europe Fund that you hold at the time of the merger. Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of a majority of the aggregate number of votes entitled to be cast on the matter at the special meeting.

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The Board of Directors of New Europe Fund believes that the proposed merger is in the best interest of New Europe Fund. Accordingly, the Board of Directors recommends that shareholders vote FOR approval of the proposed merger.

II. Investment Strategies and Risk Factors

What are the main investment strategies and related risks of Greater Europe Growth Fund and how do they compare with those of New Europe Fund?

Investment Objectives and Strategies.    As noted above, the Funds have similar investment objectives and are managed by the same portfolio management team. Greater Europe Growth Fund seeks long-term growth of capital. New Europe Fund seeks long-term capital appreciation. Under normal circumstances, both Greater Europe Growth Fund and New Europe Fund invest at least 80% of total assets (or, for New Europe Fund, net assets, plus the amount of any borrowings for investment purposes) in European common stocks and other equities (equities that are traded mainly on European markets, issued by companies organized (and, in the case of New Europe Fund, based) in Europe or doing more than half of their business there). Greater Europe Growth Fund tends to focus on common stocks of multinational companies in industrialized western and southern European countries, such as France, Italy, Germany, the Netherlands and the United Kingdom. New Europe Fund generally focuses on common stocks of companies in the more established markets of western and southern Europe, such as Finland, Germany, France, Italy, Spain and Portugal.

The portfolio managers of both funds use a combination of three analytical disciplines: bottom-up research, growth orientation and analysis of regional themes. The portfolio managers of Greater Europe Growth Fund look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors. Additionally, they look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects. Also, they look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them. The portfolio managers of New Europe Fund look for individual companies with new or dominant products or technologies, among other factors. Additionally, they look for stocks that seem to offer the potential for sustainable above-average growth of revenues or earnings relative to each stock’s own market and whose market prices appear reasonable in light of their potential growth. Also, they consider the outlook for economic, political, industrial and demographic trends and how they may affect various countries, sectors and industries.

For both Funds, the portfolio managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated or other investments offer better opportunities, or in the course of adjusting its exposure to a given country.

In addition, both Funds may (but are not required to) use various types of derivative instruments (contracts whose value is based on, for example, indices, currencies or securities) in circumstances when the managers believe that they offer an economical

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means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. Furthermore, both Funds may invest up to 20% of their total (or, in the case of New Europe Fund, net) assets in European debt securities, including junk bonds (grade BB and below), which pay higher yields and have higher volatility and risk of default on payments as compared to investment-grade bonds. New Europe Fund may lend its investment securities up to 25% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Greater Europe Growth Fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

New Europe Fund is a non-diversified open-end management investment company and Greater Europe Growth Fund is a non-diversified series of an open-end management investment company. Non-diversified funds are subject to non-diversification risk, as discussed below.

DeAM believes that Greater Europe Growth Fund should provide a comparable investment opportunity for shareholders of New Europe Fund. It is anticipated that there will be a pre-merger liquidation by New Europe Fund of all investments that are not consistent with the current investment objectives, policies and restrictions of Greater Europe Growth Fund.

For a more detailed description of the investment techniques used by Greater Europe Growth Fund and New Europe Fund, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in Greater Europe Growth Fund. Certain risks associated with an investment in Greater Europe Growth Fund are summarized below. Subject to limited exceptions, the risks of an investment in Greater Europe Growth Fund are substantially similar to the risks of an investment in New Europe Fund. More detailed descriptions of the risks associated with an investment in Greater Europe Growth Fund can be found in the current prospectus and statement of additional information for Greater Europe Growth Fund.

The value of your investment in Greater Europe Growth Fund will change with changes in the values of the investments held by Greater Europe Growth Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Greater Europe Growth Fund’s investments as a whole. Greater Europe Growth Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of Greater Europe Growth Fund, cause you to lose money or cause the performance of Greater Europe Growth Fund to trail that of other investments.

Stock Market Risk.    As with most stock funds, an important factor with Greater Europe Growth Fund is how stock markets perform—in this case, the European markets. When European stock prices fall, you should expect the value of your investment to fall as well. For example, European companies could be hurt by such factors as regional

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economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. To the extent that Greater Europe Growth Fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns. An investment in New Europe Fund also is subject to this risk.

Foreign Investment Risk.    Foreign markets often exhibit more volatility than those in the United States. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

•	Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

•	Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers’ estimate of its value.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. Greater Europe Growth Fund invests in foreign securities denominated in foreign currencies. To the extent that the Fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

An investment in New Europe Fund also is subject to all of these risks.

Emerging Markets Risk.    To the extent that Greater Europe Growth Fund does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. An investment in New Europe Fund also is subject to this risk.

Regional Focus Risk.    Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent Greater Europe Growth Fund concentrates its investments in a particular country or region, market swings in

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such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund. An investment in New Europe Fund also is subject to this risk.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if Greater Europe Growth Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell. An investment in New Europe Fund also is subject to this risk.

Non-Diversification Risk.    Greater Europe Growth Fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of Fund holdings can affect overall performance more than if the Fund invested in a larger number of issuers. An investment in New Europe Fund also is subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Greater Europe Growth Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in New Europe Fund also is subject to this risk.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds; and

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary Risks” in each Fund’s prospectus for more information).

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The bar charts do not reflect sales loads; if they did, total returns would be lower than those shown. The table following the charts shows how each Fund’s performance compares to that of a broad-based market index (which, unlike a Fund, does not have any fees or expenses). Because the inception date for Classes A, B and C of Greater Europe Growth Fund was March 19, 2001, the performance figures for each such class of Greater Europe Growth Fund before that date are based on the historical performance of the Fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of Class A, Class B or Class C. Institutional Class shares of Greater Europe Growth Fund have not yet begun operations as of the date of this Prospectus/Proxy Statement. Class A shares are invested in the same portfolio as

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Institutional Class shares, and their annual total returns would differ from Institutional Class shares only to the extent that Class A shares have higher gross total annual operating expenses. Because the inception date for Classes A, B and C of New Europe Fund was September 3, 1999, the performance figures for each such class of New Europe Fund before that date are based on the historical performance of New Europe Fund’s original share class (Class M), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of Class A, Class B or Class C. The performance of the Funds and the index varies over time. Of course, a Fund’s past performance is not an indication of future performance.

Calendar Year Total Returns (%)

Greater Europe Growth Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 30.83%, Q4, 1999                     Worst Quarter: -25.08%, Q3, 2002

New Europe Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 37.67%, Q4, 1999                    Worst Quarter: -25.25%, Q3, 2002

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Class A year-to-date performance through September 30, 2004 was 1.78% for Greater Europe Growth Fund and 1.34% for New Europe Fund.

Average Annual Total Returns (for periods ended 12/31/03)

	Past 1 year	Past 5 years	Past 10 years/ Since Inception(1)
Greater Europe Growth Fund
Class A (return before taxes)	24.63%	-2.46%	8.76%
Class A (return after taxes on distributions)	24.89%	-2.53%	8.10%
Class A (return after taxes on distributions and sale of Fund shares)	14.68%	-2.17%	7.35%
Class B (return before taxes)	28.24%	-2.26%	8.60%
Class C (return before taxes)	31.17%	-2.06%	8.62%
Index* (reflects no deductions for fees, expenses or taxes)	38.54%	-0.78%	8.87%

New Europe Fund
Class A (return before taxes)	25.59%	0.60%	9.91%
Class A (return after taxes on distributions)	25.75%	-8.26%	4.33%
Class A (return after taxes on distributions and sale of Fund shares)	15.29%	-6.90%	4.13%
Class B (return before taxes)	28.92%	0.73%	9.63%
Class C (return before taxes)	31.90%	0.83%	9.57%
Institutional Class (return before taxes)	33.38%	N/A	15.38	%(2)
Index** (reflects no deductions for fees, expenses or taxes)	38.54%	-0.78%	8.71%

Index*:    The unmanaged Morgan Stanley Capital International (MSCI) Europe Index consists of a capitalization-weighted measure of 15 stock markets in Europe.

Index**:    The unmanaged Morgan Stanley Capital International Europe Equity Index is generally representative of the equity securities of the European markets.

(1)	Class S shares of Greater Europe Growth Fund commenced operations October 10, 1994. The index comparison for Greater Europe Growth Fund begins October 31, 1994.
(2)	Average annual total return since inception. New Europe Fund’s Institutional Class shares commenced operations on August 19, 2002.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or 1-800-621-1048 or visit the Scudder website at www.scudder.com for Class A, Class B or Class C shares, or call 1-800-730-1313 for Institutional Class shares.

Unlike the bar charts, the performance information for Class A shares of Greater Europe Growth Fund and New Europe Fund in the table reflects the impact of maximum sales charges (5.75%). After-tax returns are estimates based on the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and are likely to differ from those shown. After-tax returns are shown for Class A shares of each Fund only and will vary for Class B, Class C and Institutional Class shares. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

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III. Other Comparisons Between the Funds

Advisor, Subadvisor and Portfolio Managers.    Deutsche Investment Management Americas Inc. (“DelM”) is the investment advisor for each Fund. Under the supervision of the Board of Directors of New Europe Fund and Scudder International Fund, Inc., as applicable, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes investment decisions for the applicable Fund, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of DeIM and a part of DeAM, with offices at One Appold Street, London, England, is the subadvisor for each Fund and is responsible for managing each Fund’s assets. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeIM compensates DeAMIS out of the management fee it receives from each Fund.

Piers Hillier, Managing Director of DeAM, is a Portfolio Manager of each Fund. Mr. Hillier joined the Funds in 2004, and has 11 years of experience as a European equities portfolio manager.

Paras Anand, Vice President of DeAM, is a Portfolio Manager of each Fund. Mr. Anand joined the Funds in 2004, and has 8 years of investment industry experience.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C and Institutional Class shares of both Greater Europe Growth Fund and New Europe Fund, and acts as agent of each Fund in the continuous offer of such shares.

Greater Europe Growth Fund has adopted a plan on behalf of the Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that is substantially identical to the plan adopted by New Europe Fund. This plan allows the Fund to pay distribution fees for the sale and distribution of its Class B and Class C shares and service fees with respect to Class A, Class B and Class C shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. Rule 12b-1 plans have not been adopted for Institutional Class shares of either Fund.

Pursuant to the Shareholder Services Agreement with Greater Europe Growth Fund, which is substantially identical to the Shareholder Services Agreement with New Europe

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Fund, SDI receives a service fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares of Greater Europe Growth Fund. SDI uses the fee to compensate financial services firms for providing personal services and maintaining accounts for their customers that hold these classes of shares of Greater Europe Growth Fund, and may retain any portion of the fee not paid to such firms to compensate itself for administrative functions performed for Greater Europe Growth Fund. All amounts are payable monthly and are based on the average daily net assets of the Fund attributable to the relevant class of shares. Neither Fund’s Institutional Class shares have a service fee.

For its services under the Distribution Agreement, which is substantially similar to the Underwriting Agreement with New Europe Fund, SDI receives a fee from Greater Europe Growth Fund under its Rule 12b-1 plan, payable monthly, at the annual rate of 0.75% of the average daily net assets of each Fund attributable to its Class B and Class C shares. This fee is accrued daily as an expense of Class B and Class C shares. SDI also receives any contingent deferred sales charges paid with respect to Class B or Class C shares. Neither Fund’s Institutional Class shares have a distribution fee.

Directors and Officers.    The Directors of Scudder International Fund, Inc. (of which Greater Europe Growth Fund is a series) are different from those of New Europe Fund. As more fully described in the statement of additional information for Greater Europe Growth Fund, which is available upon request, the following individuals comprise the Board of Directors of Scudder International Fund, Inc.: Dawn-Marie Driscoll (Chair), Henry P. Becton, Jr., Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel, and Carl W. Vogt. The officers of Scudder International Fund, Inc. are the same as those of New Europe Fund, except that John Millette serves as Vice-President of Greater Europe Growth Fund and Phillip Collora serves as Vice-President and Assistant Secretary of New Europe Fund.

Independent Registered Public Accounting Firms (“Auditors”).    PricewaterhouseCoopers LLP serves as Auditor for Greater Europe Growth Fund, and Ernst & Young LLP serves as Auditor for New Europe Fund.

Charter Documents.    New Europe Fund is organized as a Maryland corporation named Scudder New Europe Fund, Inc., and is governed by Maryland law. Greater Europe Growth Fund is a series of Scudder International Fund, Inc., a Maryland corporation governed by Maryland law. New Europe Fund is governed by Articles of Amendment and Restatement effective July 18, 2002, as amended from time to time. Greater Europe Growth Fund is governed by Articles of Amendment and Restatement effective February 21, 1991, as amended from time to time. Each charter document is referred to herein as Articles of Incorporation. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about the Articles of Incorporation is provided below.

Shareholders of New Europe Fund and Greater Europe Growth Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class when so required by Maryland General Corporation Law or the Investment Company Act of 1940 (“1940 Act”), except that (i) in the case of New Europe Fund, when the Board of Directors determines that a matter does not affect a certain class of shares, that class shall not be entitled to vote on the matter and (ii) in the case of

17

Scudder International Fund, Inc. (of which Greater Europe Growth Fund is a series), if a matter does not affect a certain series or class of shares, that series or class shall not be entitled to vote on the matter. For example, a change in a fundamental investment policy for Greater Europe Growth Fund would be voted upon only by shareholders of the Fund, and adoption of a distribution plan of either Fund relating to a particular class of either Fund and requiring shareholder approval would be voted upon only by shareholders of that class. Annual meetings of the shareholders of either Fund must be called when required by the 1940 Act to elect Directors. Meetings of the shareholders of either Fund also may be called by the Board of Directors, the Chairman or the President, and must be called upon written request of a majority of the Directors. The President, Chairman or Board of Directors (or, in the case of New Europe Fund, the President or Secretary) also is required to call a meeting of shareholders at the written request of the holders of at least 50% of the outstanding shares entitled to vote at such meeting.

Neither Fund’s shares have preemptive rights. Shares of each Fund are entitled to dividends as declared by Directors, and if a Fund were liquidated, each class of shares of that Fund is entitled to receive the net assets of the Fund attributable to said class. Greater Europe Growth Fund has the right to redeem, at the then current net asset value, the shares of any shareholder, to the extent it has funds or other property legally available therefore and subject to such reasonable conditions as the Directors of Scudder International Fund, Inc. may determine. New Europe Fund has the right to redeem, in whole or in part, at any time, at the option of New Europe Fund, the shares of any shareholder of New Europe Fund (i) if the redemption is, in the opinion of the Board of Directors of New Europe Fund, desirable in order to prevent New Europe Fund from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1986, as amended, or (ii) if the value of the shares in the account maintained by New Europe Fund or its transfer agent for any class of shares for the shareholder is below an amount determined from time to time by the Board of Directors of New Europe Fund (the “Minimum Account Balance”) and (a) the shareholder has been given notice of the redemption and has failed to make additional purchases of shares in an amount sufficient to bring the value in his account to at least the Minimum Account Balance before the redemption is effected by New Europe Fund or (b) the redemption is with respect to fees to be paid by the shareholder to New Europe Fund for failing to maintain the Minimum Account Balance or (iii) the Board of Directors has otherwise determined that it is in the best interests of New Europe Fund to redeem the shares.

Pursuant to Maryland law, shareholders are generally not personally liable for the debts of their respective Fund (or, in the case of Greater Europe Growth Fund, any other series of Scudder International Fund, Inc.). To the fullest extent permitted by Maryland General Corporation Law and the Investment Company Act of 1940, Directors of Scudder International Fund, Inc. or of New Europe Fund will not be liable to their Funds or their stockholders for money damages. Scudder International Fund, Inc. and New Europe Fund will indemnify and advance related expenses to their Directors to the full extent permitted by law, but in no event will a Director be protected against any liability arising from the Director’s willful misfeasance, bad faith, gross negligence or reckless disregard of such Director’s duties.

All consideration received by Greater Europe Growth Fund for the issue or sale of shares of the Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the

18

sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of Scudder International Fund. Inc., subject only to the rights of creditors of the Fund, and belong irrevocably to the Fund for all purposes.

The assets and liabilities and the income and expenses attributable to each class of either Fund’s stock shall be determined separately from those of each other class of such Fund’s stock.

Maryland law provides that liquidation of a corporation requires the affirmative vote of the holders of two-thirds of the votes entitled to be cast on the matter; provided, however, that the corporation’s articles of incorporation may reduce the votes required, though the required vote may not be less than a majority of the votes entitled to be cast on the matter. The Articles of Incorporation of each of Scudder International Fund, Inc. and New Europe Fund include a provision that reduces the voting requirement to a majority of the votes entitled to be cast on the matter.

The Articles of Incorporation governing Scudder International Fund, Inc. and New Europe Fund may be amended in the manner now or hereafter prescribed by the laws of the State of Maryland.

The voting powers of shareholders of each Fund with respect to the election of Directors are similar. Except as required by the 1940 Act or as described above, the Directors of Scudder International Fund, Inc. need not call meetings of the shareholders for the election or reelection of Directors. Subject to the limits of the 1940 Act, vacancies may be filled by a majority of the standing Directors. The Articles of Incorporation of Scudder International Fund, Inc. provide that, subject to the limits of the 1940 Act, any Director of Scudder International Fund, Inc. may be removed with or without cause by (a) a majority of the Board of Directors; (b) a committee of the Board appointed for such purpose; or (c) vote of a majority of the outstanding shares of the Corporation. Directors of New Europe Fund are elected at the annual or special meeting of stockholders held for that purpose, or if no annual meeting is required by the 1940 Act in a particular year, Directors are elected at the next annual meeting held. Subject to the limits of the 1940 Act, vacancies in the Board of Directors of New Europe Fund may be filled by a majority of the standing Directors. Any Director of New Europe Fund may be removed from office with or without cause at any time by a vote of a majority of the votes entitled to be cast for the election of Directors.

Quorum for a shareholder meeting of both New Europe Fund and Scudder International Fund, Inc. is the presence in person or by proxy of one-third of the shares outstanding (or, in the case of New Europe Fund, entitled to be cast) or, when a matter requires a separate vote by series or class, then one-third of the shares outstanding and entitled to vote of that series or class shall constitute a quorum as to the matter being voted upon by that class.

The foregoing is a very general summary of certain provisions of the Articles of Incorporation governing New Europe Fund and Greater Europe Growth Fund. It is qualified in its entirety by reference to the charter documents themselves.

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IV. Information About the Proposed Merger

General.    The shareholders of New Europe Fund are being asked to approve a merger between New Europe Fund and Greater Europe Growth Fund pursuant to an Agreement and Plan of Reorganization between the Funds, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of New Europe Fund to Greater Europe Growth Fund in exchange for the assumption by Greater Europe Growth Fund of all of the liabilities of New Europe Fund and for the issuance and delivery to New Europe Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to Greater Europe Growth Fund.

After receipt of the Merger Shares, New Europe Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation and dissolution of New Europe Fund. Each shareholder of New Europe Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value at the date of the exchange to, the aggregate value of the shareholder’s New Europe Fund shares.

Prior to the date of the merger, New Europe Fund will sell all investments that are not consistent with the current investment objective, policies and restrictions of Greater Europe Growth Fund, if any, and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of the New Europe Fund occurring prior to the merger above that which they would have received absent the merger. DeIM has represented that as of April 30, 2004, New Europe Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of Greater Europe Growth Fund.

The Directors of New Europe Fund have voted to approve the Agreement and the proposed merger and to recommend that shareholders of New Europe Fund also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of a majority of the aggregate number of votes entitled to be cast on the matter at the special meeting.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Directors of New Europe Fund and of Scudder International Fund, Inc. may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

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Background and Directors’ Considerations Relating to the Proposed Merger. DeAM discussed the proposed merger with the Directors of New Europe Fund at a meeting held in February 2004. The merger was presented to the Directors and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Directors that this initiative was intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and merging certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Directors of New Europe Fund, including all Directors who are not “interested persons” of the Fund (as defined by the 1940 Act) (the “Disinterested Directors”), conducted a thorough review of the potential implications of the merger on New Europe Fund’s shareholders as well as the various other funds for which they serve as trustee or director. The Disinterested Directors were assisted in this review by their independent legal counsel. Following the February 2004 meeting, the Disinterested Directors met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Directors requested and received substantial additional information and negotiated changes to DeAM’s initial proposal.

Following the conclusion of this process, the Directors of New Europe Fund, the directors and trustees of other funds involved and DeAM reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds, and, when required, agreed to submit elements of the plan for approval to shareholders of those funds.

On September 24, 2004, the Directors of New Europe Fund, including all Disinterested Directors, approved the terms of the merger. The Directors have also agreed to recommend that the merger be approved by New Europe Fund shareholders. In making this determination, the Directors examined all factors that they considered relevant, including information regarding comparative expense ratios, management fees and the tax consequences of the merger to New Europe Fund and its shareholders.

In determining to recommend that the shareholders of New Europe Fund approve the merger, the Directors considered, among other factors:

•	The fees and expense ratios of the Funds, including comparisons between the expense ratios of New Europe Fund and the estimated operating expense ratios of the combined Fund, and between the estimated operating expense ratios of the combined Fund and other mutual funds with similar investment objectives, and in particular noted that the combined Fund’s total operating expense ratios were anticipated to be lower than those of New Europe Fund currently;

•	That DeAM agreed to cap the combined Fund’s operating expense ratios for approximately a three-year period at levels at or below New Europe Fund’s current operating expense ratios;

•	The terms and conditions of the merger and whether the merger would result in the dilution of shareholder interests;

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•	Similarities between New Europe Fund’s and Greater Europe Growth Fund’s investment objectives, policies, restrictions and portfolios;

•	That the service features available to shareholders of New Europe Fund and Greater Europe Growth Fund were substantially similar on a class-level basis;

•	That the costs of the merger would be borne by DeAM;

•	Prospects for the combined Fund to attract additional assets;

•	The tax consequences of the merger on New Europe Fund and its shareholders, including, in particular, that the merger would be a tax-free reorganization for federal income tax purposes;

•	The investment performance of New Europe Fund and Greater Europe Growth Fund;

•	That DelM has agreed to indemnify Greater Europe Growth Fund against certain liabilities that Greater Europe Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Greater Europe Growth Fund (see Section VI) so that the likelihood that the combined Fund would suffer any loss is considered by Fund management to be remote; and

•	That, in connection with the merger, DeIM has agreed to indemnify the Disinterested Directors of New Europe Fund against certain liabilities that such Disinterested Directors may incur arising by reason of having served as Directors of New Europe Fund.

The Directors also gave consideration to possible economies of scale that might be realized from the merger. The Directors considered the impact of the merger on the total expenses to be borne by shareholders of New Europe Fund. The Directors also considered that the merger would permit the shareholders of New Europe Fund to pursue similar investment goals in a larger fund.

The Directors also considered the potential tax consequences to shareholders as a result of differences in the Funds’ realized or unrealized capital gains or losses and capital loss carry-forwards. Although the merger will be achieved on a federally tax-free basis (see “Federal Income Tax Consequences” below), there are differences in the Funds’ unrealized gains or losses, tax loss carryforwards and portfolio turnover rates that may affect the timing and amount of any future capital gain distributions paid to shareholders.

	6/30/04 Unrealized Gain (Loss)	6/30/04 Unrealized Gain (Loss) as % of 6/30/04 Net Assets	6/30/04 Loss Carryforwards	6/30/04 Loss Carryforwards as % of 6/30/04 Net Assets	6/30/04 Portfolio Turnover Rate
New Europe Fund	$20,365,840	16.2460%	$40,704,586	32.4704%	99%
Greater Europe Growth Fund	$66,872,840	18.5338%	$250,197,616	69.3422%	89%

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As of June 30, 2004, the amount of each Fund’s respective unrealized gain was less than its respective capital loss carryforward. Consequently, if the merger had occurred on that date, there would have been no tax liability transfer to either the shareholders of New Europe Fund or the shareholders of Greater Europe Growth Fund as a result of the merger. Because both Funds had net unrealized gains at that time, neither Fund’s capital loss carryforwards generally could have been used to offset the pre-merger unrealized gain of the other Fund when recognized by the combined Fund for the five-year period beginning on the date of the consummation of the merger. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time. As a result, it is possible that some or all of each Fund’s capital loss carryforwards would expire unused. After the merger, the ability of the combined Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the source and existence of capital gains against which these losses may be offset.

The Board of Directors considered the possibility that shareholders of New Europe Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (shareholders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

Based on all of the foregoing, the Directors concluded that New Europe Fund’s participation in the merger would be in the best interests of New Europe Fund and would not dilute the interests of New Europe Fund’s existing shareholders. The Board of Directors of New Europe Fund, including all of the Disinterested Directors, recommends that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Greater Europe Growth Fund will acquire all of the assets of New Europe Fund solely in exchange for the assumption by Greater Europe Growth Fund of all of the liabilities of New Europe Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on March 11, 2005, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

New Europe Fund will transfer all of its assets to Greater Europe Growth Fund, and in exchange, Greater Europe Growth Fund will assume all of the liabilities of New Europe Fund and deliver to New Europe Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of New Europe Fund attributable to shares of the corresponding class of New Europe

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Fund, less the value of the liabilities of New Europe Fund assumed by Greater Europe Growth Fund attributable to shares of such class of New Europe Fund. Immediately following the transfer of assets on the Exchange Date, New Europe Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by New Europe Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of New Europe Fund. As a result of the proposed merger, each shareholder of New Europe Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of the New Europe Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Greater Europe Growth Fund in the name of such New Europe Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Directors of New Europe Fund and the Directors of Scudder International Fund, Inc. have determined that the proposed merger is in the best interests of New Europe Fund and Greater Europe Growth Fund, respectively, and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Greater Europe Growth Fund and New Europe Fund, (ii) by either party if the merger shall not be consummated by May 13, 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of New Europe Fund approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of New Europe Fund are added to the portfolio of Greater Europe Growth Fund, the resulting portfolio will meet the investment objective, policies and restrictions of Greater Europe Growth Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $272,677. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to New Europe Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class A, Class B, Class C and Institutional Class shares of Greater Europe Growth Fund. Institutional Class shares of Greater Europe Growth Fund are not currently offered and are being offered for the first time in connection with the merger. Each class of Merger Shares has the same characteristics as shares of the corresponding class of New Europe Fund. Your Merger Shares will be treated as having been purchased on the date you purchased your New Europe Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger

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Shares, please see the Greater Europe Growth Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), substantially to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by Greater Europe Growth Fund of all of the assets of New Europe Fund solely in exchange for Merger Shares and the assumption by Greater Europe Growth Fund of all of the liabilities of New Europe Fund, followed by the distribution by New Europe Fund to its shareholders of Merger Shares in complete liquidation of New Europe Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Greater Europe Growth Fund and New Europe Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, New Europe Fund will not recognize gain or loss upon the transfer of New Europe Fund’s assets to Greater Europe Growth Fund in exchange for Merger Shares and the assumption of the New Europe Fund liabilities by Greater Europe Growth Fund, and New Europe Fund will not recognize gain or loss upon the distribution to New Europe Fund’s shareholders of Merger Shares in liquidation of New Europe Fund;

(iii)	under Section 354 of the Code, shareholders of New Europe Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for New Europe Fund shares;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of New Europe Fund will be the same as the aggregate basis of New Europe Fund shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding period of the Merger Shares received by each New Europe Fund shareholder will include the holding period of New Europe Fund shares exchanged therefor, provided that the New Europe Fund shareholder held the New Europe Fund shares at the time of the reorganization as a capital asset;

(vi)	under Section 1032 of the Code, New Europe Fund will not recognize gain or loss upon the receipt of assets of New Europe Fund in exchange for Merger Shares and the assumption by Greater Europe Growth Fund of all of the liabilities of New Europe Fund;

(vii)	under Section 362(b) of the Code, the basis of the assets of New Europe Fund transferred to Greater Europe Growth Fund in the reorganization will be the same in the hands of Greater Europe Growth Fund as the basis of such assets in the hands of New Europe Fund immediately prior to the transfer; and

(viii)	under Section 1223(2) of the Code, the holding periods of the assets of New Europe Fund transferred to Greater Europe Growth Fund in the reorganization in the hands of Greater Europe Growth Fund will include the periods during which such assets were held by New Europe Fund.

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Greater Europe Growth Fund’s ability to carry forward the pre-merger losses of New Europe Fund technically will be limited as a result of the merger. The effect of this limitation, however, will depend on the amount of losses in each Fund at the time of the merger. For example, if the merger were to have occurred on June 30, 2004, the limitation would have had no effect on the availability of New Europe Fund’s net losses, which equaled approximately 32% of its net asset value at that time, for use by Greater Europe Growth Fund. In addition, as a result of the merger, shareholders of the New Europe Fund would have the benefit of the available pre-merger losses of Greater Europe Growth Fund.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

The portfolio turnover rate for Greater Europe Growth Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the twelve-month period ended April 30, 2004 was 53%. The portfolio turnover rate for New Europe Fund for the twelve-month period ended April 30, 2004 was 54%. While these figures do not reflect a significant difference between the Funds, a higher portfolio turnover rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and, in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gain, annually in November and December of each year and to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November and December of each year. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check or deposited directly to the shareholder’s bank account. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder’s account. If the Agreement is approved by New Europe Fund’s shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

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Capitalization.    The following table shows the unaudited capitalization of each Fund as of April 30, 2004 and of Greater Europe Growth Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Greater Europe Growth Fund	New Europe Fund	Pro Forma Adjustments	Greater Europe Growth Fund— Pro Forma Combined
Net Assets
Class A Shares	$2,616,466	$106,680,010	$—	$109,296,476
Class B Shares	$271,241	$13,879,328	$—	$14,150,569
Class C Shares	$492,508	$6,990,467	$—	$7,482,975
Institutional Class Shares	$—	$8,599	$—	$8,599
Class AARP Shares	$2,460,145	—		$2,460,145
Class S Shares	$354,940,795	—		$354,940,795

Total Net Assets	$360,781,155	$127,558,404		$488,339,559

Shares Outstanding
Class A Shares	112,417	11,158,061	(6,573,617)	4,696,861
Class B Shares	11,791	1,552,710	(949,261)	615,240
Class C Shares	21,403	771,013	(467,212)	325,204
Institutional Class Shares	—	901	(531)	370
Class S Shares	105,606			105,606
Class AARP Shares	15,233,702			15,233,702
Net Asset Value per Share
Class A Shares	$23.27	$9.56	$—	$23.27
Class B Shares	$23.00	$8.94	$—	$23.00
Class C Shares	$23.01	$9.07	$—	$23.01
Institutional Class Shares	$—	$9.54	$—	$23.24
Class AARP Shares	$23.30	—		$23.30
Class S Shares	$23.30	—		$23.30

(1)	Assumes the merger had been consummated on April 30, 2004, and is for information purposes only. No assurance can be given as to how many shares of Greater Europe Growth Fund will be received by the shareholders of New Europe Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Greater Europe Growth Fund that actually will be received on or after such date.

Unaudited pro forma combined financial statements of the Funds as of April 30, 2004 and for the twelve-month period then ended are included in the Merger SAI. Because the Agreement provides that Greater Europe Growth Fund will be the surviving Fund following the merger, and because Greater Europe Growth Fund’s investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of New Europe Fund to Greater Europe Growth Fund as contemplated by the Agreement.

The Board of Directors of New Europe Fund, including all of the Disinterested Directors, recommends approval of the merger.

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V. Information About Voting and the Shareholder Special Meeting

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of New Europe Fund with and into Greater Europe Growth Fund and the solicitation of proxies by and on behalf of the Directors of New Europe Fund for use at the Special Meeting of New Europe Fund Shareholders (the “Meeting”). The Meeting is to be held February 24, 2005 at 9:00 a.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about December        , 2004.

As of December 13, 2004, New Europe Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	9,652,888.62
Class B	1,213,676.12
Class C	639,680.49
Institutional Class	1,438.86

Only shareholders of record on December 13, 2004 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Directors of New Europe Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Directors’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from New Europe Fund’s shareholders by the Directors of New Europe Fund for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a majority of the aggregate number of votes entitled to be cast on the matter.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of New Europe Fund at the close of business on December 13, 2004 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least one-third of the shares of New Europe Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies

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which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by New Europe Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of December 13, 2004, the officers and Directors of New Europe Fund and Scudder International Fund, Inc., each as a group, beneficially owned less than 1% of the outstanding shares of New Europe Fund and Greater Europe Growth Fund, respectively. To the best of the knowledge of New Europe Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of New Europe Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	5.70%

A	Citigroup Global Markets Inc. 00109801250 Attn: Peter Booth 7th Fl 333 W 34th St New York, NY 10001-2402	5.66%

B	Citigroup Global Markets Inc. 00109801250 Attn: Peter Booth 7th Fl 333 W 34th St New York, NY 10001-2402	5.59%

Institutional	Scudder Trust Company Cust IRA A/C Neil P Jenkins 52 Gloucester Crescent London NW1 7EG	35.94%

Institutional	Scudder Trust Company TTEE Gust M/P Donald L Dunaway 7011 Greentree Dr Naples, FL 34108-7527	53.87%

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Class	Shareholder Name and Address	Percentage Owned

Institutional	SSC Investment Corp Attn: Bob Dicarlo 222 S Riverside Plz Chicago, IL 60606-5808	8.76%

To the best of the knowledge of Greater Europe Growth Fund, the following shareholders beneficially owned 5% or more of the outstanding shares of any class of Greater Europe Growth Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
S	Charles Schwab & Co Inc Attn: Mutual Funds Department 101 Montgomery St San Francisco, CA 94104-4122	18.39%

A	NFSC FEBO #579-86154 William D Heller William D Heller TTEE U/A 11/10/89 1395 N 10th St San Jose, CA 95112-2804	10.52%

A	Reid & Associates P/S Robert Reid TTEE FBO Robert B Reid 209 Wolf Rd Albany, NY 12205-1124	5.61%

A	McClure Engineering Associates 401K Tim Ziegler Trustee FBO McClure Engineering 4700 Kennedy Dr East Moline, IL 61244-4299	6.78%

B	A G Edwards & Sons Inc FBO Anne Catherine Alcyone A/C 1015-027610 One North Jefferson St. Louis, MO 63103-2205	21.58%

B	UBS Financial Services Inc. FBO U/W/O J Barstow Smull Katharine S Smoot and 1 Jefferson Perry Drive Apt 6169 S Setauket, NY 11720-4727	19.40%

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Class	Shareholder Name and Address	Percentage Owned
C	SIWear One Parker Plaza 12th Floor 400 Kelby St Fort Lee, NJ 07024-2937	6.65%

C	Scudder Trust Company Cust IRA A/C Katherine A Gorten 1633 Corniche St League City, TX 77573-6502	30.83%

C	Scudder Trust Company Cust IRA A/C Harold E Stout 4880 Mary Jane Way San Jose, CA 95124-5214	6.94%

C	Scudder Trust Company Cust IRA A/C Jiwei Chen 5-20 17th St Fair Lawn, NJ 07410-2160	5.61%

C	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	11.72%

C	MLPF&S for the Sole Benefit of Its Customers Attn: Fund Administration #97d63 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	5.24%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Greater Europe Growth Fund, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Georgeson Shareholder (“Georgeson”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $16,122. As the Meeting date approaches, certain shareholders of New Europe Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of New Europe Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

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In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Georgeson toll-free at 1-888-288-5518. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for New Europe Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of New Europe Fund at 222 South Riverside Plaza, Chicago, IL 60606, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for up to 120 days after the date set for the original meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

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VI. Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [        ] day of [            ], 2004, by and among Scudder International Fund, Inc. (the “Acquiring Corporation”), a Maryland corporation, on behalf of Scudder Greater Europe Growth Fund (the “Acquiring Fund”), a separate series of the Acquiring Corporation; Scudder New Europe Fund, Inc. (the “Acquired Corporation” and, together with the Acquiring Corporation, each a “Corporation” and collectively the “Corporations” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a Maryland corporation; and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Corporation is Two International Place, Boston, Massachusetts 02110. The principal place of business of the Acquired Corporation is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Corporation to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Institutional Class voting shares (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Corporation and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C and Institutional Class shareholders of the Acquired Corporation in complete liquidation and dissolution of the Acquired Corporation as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Corporation to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Corporation Liabilities and the Liquidation and Dissolution of the Acquired Corporation

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Corporation agrees to transfer to the Acquiring Fund all of the Acquired Corporation’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Corporation that number of full and fractional Class A, Class B, Class C and Institutional Class Acquiring Fund Shares determined by dividing the value of the Acquired Corporation’s assets net of any liabilities of the Acquired Corporation with respect to the Class A, Class B, Class C and Institutional Class shares of the Acquired Corporation, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Corporation, including, but not limited to, any deferred compensation to the Acquired Corporation Board members. All Acquiring Fund Shares delivered to the Acquired Corporation shall be delivered at net asset value

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without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2    The assets of the Acquired Corporation to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Corporation and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Corporation prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Corporation’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Corporation immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3    The Acquired Corporation will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Corporation will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Corporation will distribute to the Acquired Corporation’s shareholders of record with respect to each class of its shares (the “Acquired Corporation Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Corporation pursuant to section 1.1 and will completely liquidate and dissolve. Such distribution, liquidation and dissolution will be accomplished with respect to each class of the Acquired Corporation by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Corporation on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Corporation Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C and Institutional Class Acquiring Fund Shares to be so credited to the Class A, Class B, Class C and Institutional Class Acquired Corporation Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Corporation shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Corporation will simultaneously be cancelled on the books of the Acquired Corporation, although share certificates representing interests in Class A, Class B, Class C and Institutional Class shares of the Acquired Corporation will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

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1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7    Any reporting responsibility of the Acquired Corporation including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Corporation.

1.8    All books and records of the Acquired Corporation, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1    The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Corporation’s Articles of Amendment and Restatement, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Corporation.

2.2    The net asset value of a Class A, Class B, Class C or Institutional Class Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class A, Class B, Class C or Institutional Class Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class A, Class B, Class C and/or Institutional Class, as applicable, shall be equal to the net asset value of one Class S share of the Acquiring Fund.

2.3    The number of Class A, Class B, Class C and Institutional Class Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class B, Class C and Institutional Class shares of the Acquired Corporation, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

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3.    Closing and Closing Date

3.1    The Closing of the transactions contemplated by this Agreement shall be March 14, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2    The Acquired Corporation shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3    State Street Bank and Trust Company (“State Street”), custodian for the Acquired Corporation, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Brown Brothers Harriman & Company, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Corporation’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Corporation to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Corporation as of the Closing Date by the Acquired Corporation for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Corporation’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Corporation shall be delivered by wire transfer of federal funds on the Closing Date.

3.4    State Street (or its designee), as transfer agent (or subtransfer agent) for the Acquired Corporation, on behalf of the Acquired Corporation, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Corporation Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C and Institutional Class Acquired Corporation shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Corporation or provide evidence satisfactory to the Acquired Corporation that such Acquiring Fund Shares have been credited to the Acquired Corporation’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Corporation shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A,

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Class B, Class C and Institutional Class shares of the Acquiring Fund or the Acquired Corporation is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6    The liabilities of the Acquired Corporation shall include all of the Acquired Corporation’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Corporation’s Board members.

4.    Representations and Warranties

4.1    The Acquired Corporation represents and warrants to the Acquiring Fund as follows:

(a)    The Acquired Corporation is a corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquired Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Corporation, to carry out the Agreement. The Acquired Corporation is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Corporation. The Acquired Corporation has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Corporation;

(b)    The Acquired Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Corporation of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)    The Acquired Corporation is not, and the execution, delivery and performance of this Agreement by the Acquired Corporation will not result (i) in violation of Maryland law or of the Acquired Corporation’s Articles of Amendment and Restatement, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Corporation is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Corporation will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Corporation is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Corporation;

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(e)    Other than as disclosed on a schedule provided by the Acquired Corporation, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Corporation or any properties or assets held by it. The Acquired Corporation knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Corporation at and for the fiscal year ended October 31, 2003, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Corporation as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Corporation required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)    Since October 31, 2003, there has not been any material adverse change in the Acquired Corporation’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Corporation of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Corporation due to declines in market values of securities in the Acquired Corporation’s portfolio, the discharge of Acquired Corporation liabilities, or the redemption of Acquired Corporation shares by Acquired Corporation Shareholders shall not constitute a material adverse change;

(h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Corporation required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Corporation has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)    All issued and outstanding shares of the Acquired Corporation (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and

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state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Corporation does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Corporation shares, nor is there outstanding any security convertible into any of the Acquired Corporation shares;

(k)    At the Closing Date, the Acquired Corporation will have good and marketable title to the Acquired Corporation’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Corporation (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Corporation Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Corporation, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)    The information to be furnished by the Acquired Corporation for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)    The current prospectus and statement of additional information of the Acquired Corporation conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)    The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Corporation, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of

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the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2    The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Corporation as follows:

  (a)    The Acquiring Corporation is a corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquiring Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Corporation duly designated in accordance with the applicable provisions of the Acquiring Corporation’s Articles of Amendment and Restatement. The Acquiring Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

  (b)    The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquiring Corporation is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result (i) in violation of Maryland law or of the Acquiring Corporation’s Articles of Amendment and Restatement, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring

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Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 2003, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Corporation) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since October 31, 2003, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Corporation. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

  (j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

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  (k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Corporation, for the account of the Acquired Corporation Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

  (l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Corporation has received notice at or prior to the Closing;

  (m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Corporation (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (o)    The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (p)    The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Corporation for use therein; and

  (q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

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5.    Covenants of the Acquiring Fund and the Acquired Corporation

5.1    The Acquiring Fund and the Acquired Corporation each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Corporation and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Corporation and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Corporation.

5.2    Upon reasonable notice, the Acquiring Corporation’s officers and agents shall have reasonable access to the Acquired Corporation’s books and records necessary to maintain current knowledge of the Acquired Corporation and to ensure that the representations and warranties made by the Acquired Corporation are accurate.

5.3    The Acquired Corporation covenants to call a meeting of the Acquired Corporation Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 25, 2005.

5.4    The Acquired Corporation covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5    The Acquired Corporation covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Corporation shares.

5.6    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Corporation will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7    Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Corporation Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Corporation will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Corporation will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

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5.8    The Acquired Corporation covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Corporation, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Corporation may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Corporation title to and possession of all Acquiring Fund shares to be transferred to the Acquired Corporation pursuant to this Agreement and (ii) assume the liabilities from the Acquired Corporation.

5.11    As soon as reasonably practicable after the Closing, the Acquired Corporation shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12    The Acquiring Fund and the Acquired Corporation shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Corporations nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Corporations and the Acquiring Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14    At or immediately prior to the Closing, the Acquired Corporation will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Corporation that it does not wish to acquire because they are

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not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Corporation agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Corporation

The obligations of the Acquired Corporation to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Corporation, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2    The Acquiring Fund shall have delivered to the Acquired Corporation on the Closing Date a certificate executed in its name by the Acquiring Corporation’s President or a Vice President, in a form reasonably satisfactory to the Acquired Corporation, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Corporation shall reasonably request.

6.3    The Acquired Corporation shall have received on the Closing Date an opinion of Ropes & Gray LLP in a form reasonably satisfactory to the Acquired Corporation, and dated as of the Closing Date, to the effect that:

  (a)    the Acquiring Corporation has been formed and is legally existing as a corporation;

  (b)    the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Corporation’s Articles of Amendment and Restatement, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring

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Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Corporation is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Corporations.

6.4    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5    The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class A, Class B, Class C and Institutional Class shares of the Acquiring Fund to 1.17%, 1.45%, 1.29% and 1.10%, respectively, excluding 12b-1 plans and certain other expenses, for the period commencing March 14, 2005 and ending March 1, 2008, in a form reasonably satisfactory to the Acquired Corporation.

7.    Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Corporation of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Acquired Corporation contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Corporation or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Corporation which the Acquired Corporation reasonably believes might result in such litigation.

7.2    The Acquired Corporation shall have delivered to the Acquiring Fund a statement of the Acquired Corporation’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Corporation.

7.3    The Acquired Corporation shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Corporation’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Corporation, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Corporation made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

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7.4    The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquired Corporation has been duly incorporated and is legally existing under and by virtue of the laws of the State of Maryland;

  (b)    the Acquired Corporation has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Corporation’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquired Corporation and constitutes a valid and legally binding obligation of the Acquired Corporation, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Corporation’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Corporation’s Articles of Amendment and Restatement, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Corporation pursuant to section 3.2 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Corporation is duly registered as an investment company and no stop order suspending the effectiveness of the registration statement has been issued under the 1933 Act and no stop order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Corporation under the federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Corporation’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Corporations.

7.5    The Acquired Corporation shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Corporation on or before the Closing Date.

8. Further	Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Corporation

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Corporation or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired

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Corporation in accordance with the provisions of the Acquired Corporation’s Articles of Amendment and Restatement, as amended, and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Corporation may waive the conditions set forth in this section 8.1.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Corporation to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Corporation, provided that either party hereto may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Corporation, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Corporation solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Corporation, followed by the distribution by Acquired Corporation to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Corporation, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Corporation will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Corporation will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Corporation liabilities by Acquiring Fund, and Acquired Corporation will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Corporation; (iii) under Section 354 of the Code, shareholders of Acquired Corporation will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Corporation shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Corporation will be the same as the aggregate basis of Acquired Corporation shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Corporation shareholder will include the holding period of Acquired Corporation shares exchanged therefor, provided that the Acquired Corporation shareholder held the Acquired

A-16

Corporation shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Corporation in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Corporation; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Corporation transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Corporation immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Corporation transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Corporation. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Corporation and Acquired Corporation. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Corporation may waive the condition set forth in this section 8.5.

9.    Indemnification

9.1    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Corporation and each of the Acquired Corporation’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Corporation or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2    The Acquired Corporation agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Corporation’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Corporation or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Corporation of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.    Fees and Expenses

10.1    Each of the Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Corporation represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2    DeIM will bear all the expenses associated with the Reorganization, including any brokerage costs payable by the Acquired Corporation in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.    Entire Agreement

The Acquiring Fund and the Acquired Corporation agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

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12.    Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before May 13, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.    Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Corporation and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Corporation Shareholders called by the Acquired Corporation pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Corporation Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.    Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Corporation, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., and Cathy G. O’Kelly, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, or to any other address that the Acquired Corporation or the Acquiring Fund shall have last designated by notice to the other party.

15.    Headings; Counterparts; Assignment; Limitation of Liability

15.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed

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to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Corporation and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to the Acquiring Fund shall constitute the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Acquiring Corporation or the assets of any such series be held liable with respect to the breach or other default by the Acquiring Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER INTERNATIONAL FUND, INC., on behalf of Scudder Greater Europe Growth Fund

Secretary	By: Its:

Attest:	SCUDDER NEW EUROPE FUND, INC.

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

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EXHIBIT B

Financial Highlights for Scudder Greater Europe Growth Fund (as contained in the Semiannual Report to Shareholders for the six-month period ended April 30, 2004)

Because Institutional Class shares of Greater Europe Growth Fund have not yet begun operations as of the date of this Prospectus/Proxy Statement, no financial information for these shares is available. Included below is the financial information for Class A, Class B and Class C shares of Greater Europe Growth Fund.

B-1

Financial Highlights

Class A

Years Ended October 31,	2004[a]		2003		2002	2001[b]

Selected Per Share Data
Net asset value, beginning of period	$21.16		$18.06		$22.13	$25.79
Income (loss) from investment operations:
Net investment income (loss)[c]	.04		.18		.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.30		2.99		(4.09)	(3.65)
Total from investment operations	2.34		3.17		(4.03)	(3.66)
Less distributions from:
Net investment income	(.23)		(.07)		(.04)	—
Redemption fees	—	***	—	***	— ***	—
Net asset value, end of period	$23.27		$21.16		$18.06	$22.13
Total Return (%)[d]	11.05[e]	**	17.59[e]		(18.29)	(14.19	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		2		1	.72
Ratio of expenses before expense reductions (%)	1.64	*	1.65		1.66	1.64	*
Ratio of expenses after expense reductions (%)	1.63	*	1.65		1.66	1.64	*
Ratio of net investment income (loss) (%)	.32	*	1.02		.25	(.07	)*
Portfolio turnover rate (%)	53	*	71		89	104

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from March 19, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005

Scudder Greater Europe Growth Fund

B-2

Class B

Years Ended October 31,	2004[a]		2003		2002	2001[b]

Selected Per Share Data
Net asset value, beginning of period	$20.84		$17.85		$22.02	$25.79
Income (loss) from investment operations:
Net investment income (loss)[c]	(.06)		.05		(.10)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.26		2.94		(4.07)	(3.64)
Total from investment operations	2.20		2.99		(4.17)	(3.77)
Less distributions from:
Net investment income	(.04)		—		—	—
Redemption fees	—	***	—	***	— ***	—
Net asset value, end of period	$23.00		$20.84		$17.85	$22.02
Total Return (%)[d]	10.57[e]	**	16.75		(18.97)	(14.62	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.27		.24		.25	.05
Ratio of expenses before expense reductions (%)	2.51	*	2.45		2.46	2.44	*
Ratio of expenses after expense reductions (%)	2.47	*	2.45		2.46	2.44	*
Ratio of net investment income (loss) (%)	(.52	)*	.22		(.55)	(.87	)*
Portfolio turnover rate (%)	53	*	71		89	104

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from March 19, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Scudder Greater Europe Growth Fund

B-3

Class C

Years Ended October 31,	2004[a]		2003		2002	2001[b]

Selected Per Share Data
Net asset value, beginning of period	$20.84		$17.86		$22.01	$25.79
Income (loss) from investment operations:
Net investment income (loss)[c]	(.06)		.04		(.10)	(.11)
Net realized and unrealized gain (loss) on investment transactions	2.27		2.94		(4.05)	(3.67)
Total from investment operations	2.21		2.98		(4.15)	(3.78)
Less distributions from:
Net investment income	(.04)		—		—	—
Redemption fees	—	***	—	***	— ***	—
Net asset value, end of period	$23.01		$20.84		$17.86	$22.01
Total Return (%)[d]	10.62[e]	**	16.69		(18.86)	(14.66	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.49		.36		.28	.06
Ratio of expenses before expense reductions (%)	2.49	*	2.45		2.43	2.42	*
Ratio of expenses after expense reductions (%)	2.47	*	2.45		2.43	2.42	*
Ratio of net investment income (loss) (%)	(.52	)*	.22		(.52)	(.85	)*
Portfolio turnover rate (%)	53	*	71		89	104

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from March 19, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Scudder Greater Europe Growth Fund

B-4

I.	Synopsis	3

II.	Investment Strategies and Risk Factors	10

III.	Other Comparisons Between the Funds	16

IV.	Information About the Proposed Merger	20

V.	Information About Voting and the Shareholder Special Meeting	28

VI.	Regulatory and Litigation Matters	33

Exhibit A. Form of Agreement and Plan of Reorganization		A-1

Exhibit B. Financial Highlights		B-1

Scudder Investments 222 South Riverside Plaza Chicago, Illinois 60606 (312) 537-7000

For more information please call your Fund’s proxy solicitor, Georgeson Shareholder, at (888) 288-5518.

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YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it and this proxy card at hand.

2. Call toll-free 1-866-241-6192, or go to website: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

	SCUDDER NEW EUROPE FUND, INC.	PROXY CARD

PO Box 18011	PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
Hauppauge, NY 11788-8811	345 Park Avenue, 27th Floor, New York, New York 10154
9:00 a.m., Eastern time, on February 24, 2005

The undersigned hereby appoints Philip J. Collora, Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date EUR_14740 FSIII-NE

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ■

VOTE ON PROPOSAL 1:
		FOR	AGAINST	ABSTAIN
1.	Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder New Europe Fund, Inc. to Scudder Greater Europe Growth Fund, in exchange for shares of Scudder Greater Europe Growth Fund and the assumption by Scudder Greater Europe Growth Fund of all of the liabilities of Scudder New Europe Fund, Inc., and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Scudder New Europe Fund, Inc. in complete liquidation and dissolution of Scudder New Europe Fund, Inc.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

EUR_14740

FSIII-NE

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

SCUDDER INTERNATIONAL FUND, INC.

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated [                    ], 2004 (the “Prospectus/Proxy Statement”) for the Special Meeting of Shareholders of Scudder New Europe Fund, Inc. (“New Europe Fund”) to be held on [February 24], 2005. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which the Merger SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Scudder Greater Europe Growth Fund (“Greater Europe Growth Fund”) is contained in the statement of additional information, dated March 1, 2004, as amended December 3, 2004, for Class A, Class B, Class C and Institutional Class shares of Greater Europe Growth Fund, a copy of which is attached to this Merger SAI as Appendix A. The audited financial statements and related Independent Registered Public Accounting Firm’s report for Greater Europe Growth Fund contained in the Annual Report to Shareholders for the fiscal year ended October 31, 2003 and the financial statements for Greater Europe Growth Fund contained in the Semiannual Report to Shareholders for the six-month period ended April 30, 2004 are incorporated herein by reference.

Further information about New Europe Fund is contained in the statement of additional information, dated March 1, 2004, for Class A, Class B, Class C and Institutional Class shares of New Europe Fund and is incorporated herein by reference. The audited financial statements and related Independent Registered Public Accounting Firm’s report for New Europe Fund contained in the Annual Report to Shareholders for the fiscal year ended October 31, 2003 and the financial statements for New Europe Fund contained in the Semiannual Report to Shareholders for the six-month period ended April 30, 2004 are incorporated herein by reference.

The unaudited pro forma financial statements, attached hereto as Appendix B, are intended to present the financial condition and related results of operations of New Europe Fund and Greater Europe Growth Fund as if the merger had been consummated on April 30, 2003, except as otherwise indicated.

The date of this Merger SAI is [                    ], 2004.

APPENDIX A	A-1
APPENDIX B	B-1

1

APPENDIX A

SCUDDER INTERNATIONAL FUND, INC.

Scudder Greater Europe Growth Fund

(Class A, Class B, Class C and Institutional Class Shares)

March 1, 2004, as amended December 3, 2004

Scudder Latin America Fund

(Class A, Class B, Class C and Class M Shares)

March 1, 2004, as revised April 29, 2004, as further

revised June 18, 2004, September 27, 2004,

September 28, 2004, October 1, 2004, October 20,

2004 and December 3, 2004

Scudder Pacific Opportunities Fund

(Class A, Class B and Class C Shares)

March 1, 2004, as revised April 29, 2004, as

further revised June 18, 2004, July 12,

2004, September 27, 2004, September 28,

2004, October 1, 2004, October 20, 2004

and December 3, 2004

SCUDDER NEW EUROPE FUND, INC.

Scudder New Europe Fund

(Class A, Class B, Class C

and Institutional Class Shares)

March 1, 2004, as revised April 29, 2004, as

further revised May 28, 2004, June 18,

2004, September 27, 2004, September 28,

2004, October 1, 2004, October 20, 2004

and December 3, 2004

STATEMENT OF ADDITIONAL INFORMATION

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined Class A, B and C prospectus dated March 1, 2004 for the Scudder Latin America Fund, Scudder Pacific Opportunities Fund, Scudder Greater Europe Growth Fund and Scudder New Europe Fund (each a “Fund” and collectively, the “Funds”), the Institutional Class prospectuses dated March 1, 2004 for the Scudder New Europe Fund and dated December 3, 2004 for Scudder Greater Europe Growth Fund, and the Class M prospectus dated March 1, 2004 for Scudder Latin America Fund, as amended from time to time, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, each dated October 31, 2003, and the Semiannual Report dated April 30, 2004 for Scudder Greater Europe Growth Fund accompany this Statement of Additional Information. They are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into each of the foregoing prospectuses.

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund, except Scudder Pacific Opportunities Fund, has elected to be classified as a non-diversified series of an open-end investment management company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the “1940 Act”) as to the proportion of its assets that it may invest in obligations of a single issuer, each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986 (the “Code”) for qualification as a regulated investment company.

Scudder Pacific Opportunities Fund has elected to be classified as a diversified series of an open-end investment management company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund (except Scudder New Europe Fund) may not:

(1)	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

As a matter of fundamental policy, Scudder New Europe Fund will not:

(1)	purchase securities on margin, except such short-term credits as may be necessary or routine for clearance of transactions and the maintenance of margin with respect to futures and forward contracts;

(2)	make short sales of securities, except short sales against the box;

(3)	issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time, and may also pledge its assets to secure such borrowings. For the purposes of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts are not deemed a pledge of assets or the issuance of a senior security;

(4)	invest more than 25% of the total value of its assets in a particular industry; provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”). This restriction does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities, but will apply to foreign government obligations unless the US Securities and Exchange Commission (the “SEC”) permits their exclusion;

(5)	act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

(6)	buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities that are secured by real estate or commodities and securities of companies that invest or deal in real estate or commodities, may purchase and sell futures contracts and related options on stock indices and currencies, may enter into forward currency exchange contracts, may write options on stocks and may purchase and sell options on currencies and stock indexes;

(7)	make loans, provided that the Fund may (a) acquire debt securities as described herein, (b) enter into repurchase agreements and (c) lend portfolio securities in an amount not to exceed 25% of the Fund’s total assets.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Directors of each of Scudder New Europe Fund, Inc. and Scudder International Fund, Inc. (Greater Europe Growth Fund, Latin America Fund and Pacific Opportunities Fund) (each a “Corporation” and collectively the “Corporations”) have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. Nonfundamental policies may be changed by the Directors of the Corporations without requiring approval of or, with certain exceptions, prior notice to, shareholders.

As a matter of nonfundamental policy, each Fund currently does not intend to:

(a)	borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund’s registration statement which may be deemed to be borrowings;

(b)	enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund’s total assets;

provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the

5% limit;

(f)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g)	(for Scudder New Europe Fund only) lend portfolio securities in an amount greater than 25% of its total assets;

(h)	(for Scudder Greater Europe Growth Fund) lend portfolio securities in an amount greater than 33?% of its total assets;

(i)	(for Scudder Latin America Fund and Scudder Pacific Opportunities Fund) lend portfolio securities in an amount greater than 5% of its total assets;

(j)	(for Scudder New Europe Fund only) invest more than 15% of net assets in illiquid securities; or

(k)	(for Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund only) acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Funds will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Master/feeder Fund Structure. The Boards of Directors have the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Scudder Greater Europe Growth Fund

Scudder Greater Europe Growth Fund intends to allocate its investments among at least three countries at all times.

Temporary Defensive Policy. When, in the opinion of the Advisor, market conditions warrant, the Fund may hold foreign or US debt instruments as well as cash or cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements without limit for temporary defensive purposes and up to 20% to maintain liquidity.

Scudder Latin America Fund

Scudder Latin America Fund may invest up to 20% of its net assets in the equity securities of US and other non-Latin American issuers. In evaluating non-Latin American investments, the Advisor seeks investments where an issuer’s Latin American business activities and the impact of developments in Latin America may have a positive effect on the issuer’s business results.

Temporary Defensive Policy. To provide for redemptions, or in anticipation of investment in Latin American securities, the Fund may hold cash or cash equivalents (in US dollars or foreign currencies) and other short-term securities, including money market securities denominated in US dollars or foreign currencies. The Fund may assume a defensive position when, due to political or other factors, the Advisor determines that opportunities for capital appreciation in Latin American markets would be significantly limited over an extended period or that investing in those markets poses undue risk to investors. The Fund may, for temporary defensive purposes, invest without limit in cash or cash equivalents and money market instruments, or invest all or a portion of its assets in securities of US or other non-Latin American issuers when the Advisor deems such a position advisable in light of economic or market conditions.

Scudder Pacific Opportunities Fund

Scudder Pacific Opportunities Fund intends to allocate investments among at least three countries at all times.

Temporary Defensive Policy. For temporary defensive purposes, the Fund may hold without limit debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements when the Advisor deems such a position advisable in light of economic or market conditions.

Scudder New Europe Fund

Scudder New Europe Fund intends to allocate investments among at least three countries at all times.

To a lesser extent, the Fund may also invest in “Specialized Investments” which consist of equity securities of: (i) privately-held European companies; (ii) European companies that have recently made initial public offerings of their shares; (iii) government-owned or -controlled companies that are being privatized; (iv) smaller publicly-held European companies, i.e., any European company having a market capitalization of less than $500 million (the Board of Directors of the Fund may, in the future, reevaluate and increase or decrease the maximum market capitalization for qualification as a smaller European company); (v) companies and joint ventures based in Europe; (vi) private placements and joint venture participations in European companies that may not be readily marketable; (vii) pooled investment funds that invest principally in securities in which the Fund may invest, which are considered investment companies for purposes of the 1940 Act restrictions described above; and (viii) European companies with private market values perceived by the Advisor to be substantially in excess of their publicly-traded values.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies

Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. Scudder Greater Europe Growth Fund, Scudder Pacific Opportunities Fund and Scudder Latin America Fund are each series of Scudder International Fund, Inc. Scudder New Europe Fund is a series of Scudder New Europe Fund, Inc. Scudder Greater Europe

Growth Fund offers six classes of shares: Class A, Class B, Class C, Class S, Class AARP and Institutional Class. Scudder Pacific Opportunities Fund offers five classes of shares: Class A, Class B, Class C, Class S and Class AARP. Scudder Latin America Fund offers six classes of shares: Class A, Class B, Class C, Class S, Class AARP and Class M. Scudder New Europe Fund offers four classes of chares: Class A, Class B, Class C and Institutional Class.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor or a subadvisor (hereinafter the “Advisor”) in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such a practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectuses.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund’s Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds’ volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, each Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”™).

Debt Securities. A Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. A Fund may purchase “investment-grade” bonds, rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Depositary Receipts. Each Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company and which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund’s investment policies, each Fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, each Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Eurodollar Instruments. Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of each Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Although each Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a Fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of that Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which each Fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund’s investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund.

Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While the Funds each offer the potential for substantial appreciation over time, each also involves above-average investment risk in comparison to mutual funds investing in a broad range of US equity securities. Each Fund is designed as a long-term investment and not for short-term trading purposes. None of the Funds, nor the Funds together, should be considered a complete investment program, although it could serve as a core international holding for an individual’s portfolio. Each Fund’s net asset value per share, or share price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investments in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the “Exchange”), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the US and at times, volatility of price can be greater than in the US. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is a thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on US exchanges, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the US. It may be more difficult for a Fund’s agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

Because investments in foreign securities will usually involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward foreign currency exchange contracts (“forward contracts”), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies. Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion.

High Yield/High Risk Bonds. A Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a Fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Illiquid Securities and Restricted Securities. Each Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each Corporation’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an “underwriter” for purposes of the 1933 Act, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Each Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund’s portfolio as the Fund’s assets increase (and thus have a more limited effect on the Fund’s performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend only overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds will comply with their respective nonfundamental policies on borrowing.

Investing in Emerging Markets. A Fund’s investments in foreign securities may be in developed countries or in countries considered by the Fund’s Advisor to have developing or “emerging” markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of each Fund is uninvested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause each Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to each Fund due to subsequent declines in value of the portfolio security or, if each Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. Each Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to each Fund of any restrictions on investments.

In the course of investment in emerging markets, each Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While each Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause each Fund to suffer a loss of value in respect of the securities in each Fund’s portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Corporation’s Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect each Fund’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. A Fund’s net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in each Fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund’s assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, a Fund’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investing in Brazil. Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies, such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages. Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. Scudder Latin America Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for US federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes and in connection with the termination of the Fund (provided that the Fund’s dissolution has been approved by shareholders of at least two-thirds of the Fund’s outstanding shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil’s balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil’s National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund’s ability to make sufficient distributions, within applicable time periods, to qualify for the favorable US tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the US Disclosure and regulatory standards are in many respects less stringent than US standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of US issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Some Latin American countries also may have managed currencies, which are not free floating against the US dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the US dollar. Any devaluations in the currencies in which Fund investments are denominated may have a detrimental impact on the Fund’s net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund’s investment income available for distribution to shareholders.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which the Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country including the Fund’s investment in the debt of that country.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to US companies. Consequently, there may be less publicly available information about such companies than about US companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the US.

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania, have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the “EC”) and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal’s government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey’s economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the “GDP”) increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey’s substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Fund’s investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

Many African countries are fraught with political instability. However, there has been a trend in recent years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries’ GDP. However, general decline in oil prices has had an adverse impact on many economies.

Investing in Eastern Europe. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Fund.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs®: SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs®: MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs®: Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDSSM: DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq 100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBsSM: WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund’s ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which a Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that a Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest. As to these instruments, a Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Fund may enter in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Repurchase Commitments. Scudder Latin America Fund may enter into repurchase commitments with any party deemed creditworthy by the Advisor, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty’s creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

Reverse Repurchase Agreements. Each Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. Each Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund’s income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Funds may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which the Funds expect to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of the fund’s securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), the fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund’s obligations or to segregate cash or liquid assets equal to the amount of a fund’s obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

When-Issued Securities. Each Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Warrants. Each Fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, that Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. Scudder Greater Europe Growth Fund and Scudder New Europe Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon convertible securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

MANAGEMENT OF THE FUNDS

Investment Advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management (DeAM), is the investment advisor for the Funds. Under the supervision of the Board of Directors of the Corporation, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes each Fund’s investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. DeIM, together with its predecessors, has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, DeAM Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust

Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor or a subadvisor manages each Fund’s daily investment and business affairs subject to the policies established by each Corporation’s Board of Directors.

Pursuant to an investment management agreement (each an “Agreement” and, collectively the “Agreements”) with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to Scudder Latin America Fund, and the subadvisors with respect to Scudder Greater Europe Growth Fund, Scudder Pacific Opportunities Fund and Scudder New Europe Fund are based primarily on the analyses of their respective research departments.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

Each Fund is managed by a team of investment professionals who each play an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The current Agreements, each dated April 5, 2002, for Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund were last approved by the Directors on August 12, 2003. The current Agreement, dated April 5, 2002, for Scudder New Europe Fund was last approved by the Directors on September 26, 2003. Each Agreement continues in effect until September 30, 2004 and from year to year thereafter only if approved annually by the vote of a majority of those Directors who are not parties to such Agreements or interested persons of the Advisor or the Corporation, (“Independent Directors” or “Non-interested Directors”) cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporations’ Directors or of a majority of the outstanding voting securities of the Funds.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of its assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Corporation’s Articles of Incorporation, By-Laws, the 1940 Act, the Code and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of each Fund.

Under each Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Funds’ transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Funds’ federal, state and local tax returns; preparing and filing each Funds’ federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Funds’ books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Funds’ operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

Pursuant to a sub-accounting and administrator agreement among the Advisor, Scudder Fund Accounting Corporation (“SFAC”) and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the Agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

Scudder Greater Europe Growth Fund

Scudder Greater Europe Growth Fund pays the Advisor an advisory fee at the annual rate of 1.00% of the first $1 billion of the Fund’s average daily net assets, 0.90% of the next $500 million of such net assets, 0.85% of the next $500 million of such net assets and 0.80% of such net assets in excess of $2 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund’s expenses are paid out of gross investment income.

For the six-month period ended April 30, 2004, the Fund aggregated advisory fees of $1,943,579. For the year ended October 31, 2003, the Fund aggregated advisory fees of $3,805,436, which was equivalent to an annual effective rate of 1.00% of the Fund’s average daily net assets. For the year ended October 31, 2002, the Fund aggregated advisory fees of $5,927,697, which was equivalent to an annual effective rate of 1.00% of the Fund’s average daily net assets. For the year ended October 31, 2001, the Fund aggregated advisory fees of $10,900,277, which was equivalent to an annual effective rate of 0.99% of the Fund’s average daily net assets.

Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain total annual operating expenses at 1.465%, 1.480% and 1.470% for Class A, Class B and Class C shares, respectively, of Scudder Greater Europe Growth Fund. These limitations exclude extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees, and organizational and offering expenses.

Scudder Latin America Fund

Scudder Latin America Fund pays the Advisor an advisory fee at the annual rate of 1.25% of the first $400 million of the Fund’s average daily net assets and 1.15% of such net assets in excess of $400 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund’s expenses are paid out of gross investment income.

For the year ended October 31, 2003, the Fund aggregated advisory fees of $3,381,229, which was equivalent to an annual effective rate of 1.25% of the Fund’s average daily net assets. For the year ended October 31, 2002, the Fund aggregated advisory fees of $3,883,336, which was equivalent to an annual effective rate of 1.25% of the Fund’s average daily net assets. For the year ended October 31, 2001, the Fund aggregated advisory fees of $4,721,480, which was equivalent to an annual effective rate of 1.25% of the Fund’s average daily net assets.

Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain total annual operating expenses at 1.75% for each of Class A, Class B, Class C and Class M shares of Scudder Latin America Fund. These limitations exclude extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees, and organizational and offering expenses.

Scudder Pacific Opportunities Fund

Scudder Pacific Opportunities Fund pays the Advisor an advisory fee at the annual rate of 0.85% of the first $250 million of the Fund’s average daily net assets, 0.82% of the next $750 million of such net assets, 0.80% of the next $1.5 billion of such net assets, 0.78% of the next $2.5 billion of such net assets, 0.75% of the next $2.5 billion of such net assets 0.74% of the next $2.5 billion of such net assets, 0.73% of the next $2.5 billion of such net assets, and 0.72% of such net assets in excess of $12.5 billion. From November 1, 2000 through May 28, 2001, the Fund paid the Advisor at an annual rate of 1.10% of the first $500 million of the Fund’s average daily net assets and 1.05% of such assets in excess of $500 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund’s expenses are paid out of gross investment income.

For the year ended October 31, 2003, the Fund aggregated advisory fees of $676,380, which was equivalent to an annual effective rate of 0.85% of the Fund’s average daily net assets. For the year ended October 31, 2002, the Fund aggregated advisory fees of $762,876, which was equivalent to an annual effective rate of 0.85% of the Fund’s average daily net assets. For the year ended October 31, 2001, the Fund aggregated advisory fees of $921,936, which was equivalent to an annual effective rate of 1.00% of the Fund’s average daily net assets.

Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain total annual operating expenses at 1.75% for each of Class A, Class B and Class C shares of Scudder Pacific Opportunities Fund. These limitations exclude extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees, and organizational and offering expenses.

Scudder New Europe Fund

Scudder New Europe Fund pays the Advisor an advisory fee at the annual rate of 0.75% on the first $250 million of average daily net assets, 0.72% on the next $750,000,000 of such assets, 0.70% on the next $1.5 billion of such assets, 0.68% on the next $2.5 billion of such assets, 0.65% on the next $2.5 billion of such assets, 0.64% on the next $2.5 billion of such assets, 0.63% on the next $2.5 billion of such assets and 0.62% on such net assets exceeding $12.5 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the year ended October 31, 2003, the Fund aggregated advisory fees of $941,524, which was equivalent to an annual effective rate of 0.75% of the Fund’s average daily net assets. For the year ended October 31, 2002, the Fund aggregated advisory fees of $1,232,753, which was equivalent to an annual effective rate of 0.75% of the Fund’s average daily net assets. For the year ended October 31, 2001, the Fund aggregated advisory fees of $1,895,713, which was equivalent to an annual effective rate of 0.74% of the Fund’s average daily net assets.

Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain total annual operating expenses at 1.50% for Class A, Class B and Class C shares, and at 1.10% for Institutional Class shares, respectively, of Scudder New Europe Fund. These limitations exclude extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees, and organizational and offering expenses.

All Funds

Under each Agreement, a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Independent Directors of the Corporation are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Directors of a Corporation may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of a Fund.

The term Scudder Investments is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

Subadvisor — Scudder Pacific Opportunities Fund. Deutsche Asset Management (Asia) Limited (“DeAM Asia”), 20 Raffles Place, #27-01 Ocean Towers, Singapore, an affiliate of the Advisor, is the subadvisor for Scudder Pacific Opportunities Fund. DeAM Asia serves as sub-advisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor.

Under the terms of the Research and Advisory Agreement, DeAM Asia manages the investment and reinvestment of the Fund’s portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAM Asia for its services a sub-advisory fee, payable monthly, at the annual rate of 0.425% of the Fund’s average weekly net assets.

The Research and Advisory Agreement provides that DeAM Asia will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of

DeAM Asia in the performance of its duties or from reckless disregard by DeAM Asia of its obligations and duties under the Research and Advisory Agreement.

The Research and Advisory Agreement shall continue in effect until September 30, 2004 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund’s investment management agreement.

Subadvisor — Scudder Greater Europe Growth Fund. Deutsche Asset Management Investment Services Limited (“DeAMIS”), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for Scudder Greater Europe Growth Fund. DeAMIS serves as sub-advisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor.

Under the terms of the Research and Advisory Agreement, DeAMIS manages the investment and reinvestment of the Fund’s portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAMIS for its services a sub-advisory fee, payable monthly, at the annual rate of 0.500% of the Fund’s average weekly net assets.

The Research and Advisory Agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the Research and Advisory Agreement.

The Research and Advisory Agreement shall continue in effect until September 30, 2004 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund’s investment management agreement.

Subadvisor — Scudder New Europe Fund. Deutsche Asset Management Investment Services Limited (“DeAMIS”), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for Scudder New Europe Fund. DeAMIS serves as subadvisor pursuant to the terms of a sub-advisory agreement between it and the Advisor. Under the terms of the sub-advisory agreement, DeAMIS manages the investment and reinvestment of the Fund’s portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAMIS for its services a sub-advisory fee, payable monthly, at the annual rate of 0.375% of the Fund’s average weekly net assets.

The sub-advisory agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the sub-advisory agreement.

The sub-advisory agreement had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The sub-advisory agreement may be terminated at any time upon 60 days’ written notice by the Advisor or by the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund, and will terminate automatically upon assignment or upon termination of the Fund’s investment management agreement.

Board Considerations — Annual Renewal of Investment Management Agreements for Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund.

The Funds’ Directors approved the continuation of the Funds’ current investment management agreements with DeIM, your Fund’s adviser, in August 2004. The Directors believe it is important and useful for Fund shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.

In terms of the process the Directors followed prior to approving each contract, shareholders should know that:

•	At present time, all of your Fund’s Directors — including the chairman of the board — are independent of DeIM and its affiliates.

•	The Directors meet frequently to discuss fund matters. In 2003, the Directors conducted 34 meetings (spanning 19 different days) to deal with fund issues (including regular and special board and committee meetings). Each year, the Directors dedicate part or all of several meetings to contract review matters.

•	The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Directors do not believe that the investment management contracts for the Funds should be “put out to bid” or changed without a compelling reason. DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed each Fund since its inception, and the Directors believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

In addition to DeIM’s research and investment capabilities, the Directors considered other aspects of DeIM’s qualifications, including its services to Fund shareholders. DeIM and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for many Funds continues to be strong relative to other similar funds, and the Directors are satisfied that DeIM is committed to addressing individual fund performance issues when they arise.

Shareholders may focus only on fund performance and fees, but the Funds’ Directors consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of each Fund’s investment management agreement, the Directors considered this and other information and factors that they believed relevant to the interest of Fund shareholders, including: investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, including DeIM’s agreement to cap fund expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; DeIM’s profitability from managing the Fund and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Fund grows; and possible financial and other benefits to DeIM from serving as investment adviser and from affiliates of DeIM providing various services to the Fund (including research services available to DeIM by reason of brokerage business generated by the Fund).

The Directors requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Directors determined that continuing each Fund’s investment management agreement with DeIM was in the best interest of Fund shareholders.

Board’s Considerations in Connection with Annual Renewal of Sub-Advisory Agreement for New Europe Fund

The Board of Directors approved the renewal of the subadvisory agreement between the Advisor and DeAMIS on September 26, 2003. As part of the annual contract review process, commencing in July 2003, the Board, as a whole, the Independent Directors, separately, and the Fund’s Equity Oversight Committee met to consider the renewal of the sub-advisory agreement with respect to the Fund. In determining whether to approve the sub-advisory agreement, the Independent Directors and the Board considered various factors and reviewed various materials furnished by the Advisor and the sub-advisor, including (i) the investment performance of the Fund relative to broad-based indexes and to comparably managed mutual funds, (ii) the professionals who would be responsible for the day-to-day management of the Fund. The Independent Directors and Board also considered the following factors: the favorable history, reputation, qualifications and background of the sub-advisor, as well as the qualifications of their personnel; and the nature and quality of services provided by the sub-advisor to the Fund. The Board also considered that the Advisor is responsible for any payments of fees to the sub-advisor.

AMA InvestmentLink(SM) Program (except Scudder New Europe Fund)

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay

AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833 in connection with these arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Funds, the Advisor, subadvisors and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporations and employees of the Advisor, subadvisors and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to certain requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s and subadvisors’ Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

Through April 1, 2004, each of Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund had entered into an Amended and Restated Administrative Services Agreement with the Advisor. Through September 30, 2003, Scudder New Europe Fund entered into an Administrative Services Agreement (each an “Administrative Agreement”) pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by the Funds (other than those provided by the Advisor under its investment management agreement with the Funds, as described above) in exchange for the payment by each Fund of an administrative services fee (the “Administrative Fee”) of 0.675% for Class A, 0.725% for Class B and 0.700% for Class C shares of Scudder Latin America Fund and Scudder Pacific Opportunities Fund and 0.400% for Class A, 0.450% for Class B and 0.425% for Class C shares of Scudder Greater Europe Growth Fund and 0.40% for Class A, 0.45% for Class B, 0.425% for Class C and 0.35% for Institutional Class of Scudder New Europe Fund of the average daily net assets of the applicable class. One effect of this arrangement is to make each Fund’s future expense ratio more predictable. However, the Funds will not benefit from economies of scale derived from increases in assets. Effective April 1, 2004 for Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund and effective September 30, 2003 for Scudder New Europe Fund, the Administrative Agreements were terminated and each Fund will bear those expenses daily. In connection with such termination, the Advisor has agreed to limit expenses. Please refer to the descriptions of each Fund’s Investment Management Agreement.

Administrative fees charged to each Fund during the last three fiscal years are as follows:

Scudder Greater Europe Growth Fund

Year	Class A	Class B	Class C	Unpaid at Fiscal Year End Class A	Unpaid at Fiscal Year End Class B	Unpaid at Fiscal Year End Class C
2003	$11,728	$1,177	$1,138	$824	$95	$138
2002	$6,650	$883	$1,189	$475	$91	$92

Year	Class A	Class B	Class C	Unpaid at Fiscal Year End Class A	Unpaid at Fiscal Year End Class B	Unpaid at Fiscal Year End Class C
2001	$2,023	$80	$78	$579	$17	$23

Scudder Latin America Fund

Year	Class A	Class B	Class C	Class M	Unpaid at Fiscal Year End Class A	Unpaid at Fiscal Year End Class B	Unpaid at Fiscal Year End Class C	Unpaid at Fiscal Year End Class M
2003	$24,298	$702	$560	$64,586	$3,030	$93	$83	$2,916
2002	$4,150	$1,956	$23	$88,561	$105	$23	$3	$4,490
2001	$229	$3	$3	n/a	$178	$1	$0	n/a

Scudder Pacific Opportunities Fund

Year	Class A	Class B	Class C	Unpaid at Fiscal Year End Class A	Unpaid at Fiscal Year End Class B	Unpaid at Fiscal Year End Class C
2003	$61,324	$25,120	$7,429	$9,207	$2,503	$912
2002	$50,834	$31,519	$7,112	$3,907	$2,375	$539
2001	$21,521	$13,642	$2,578	$4,319	$2,478	$485

Scudder New Europe Fund

Year	Class A	Class B	Class C	Institutional Class	Unpaid at Fiscal Year End Class A	Unpaid at Fiscal Year End Class B	Unpaid at Fiscal Year End Class C	Unpaid at Fiscal Year End Institutional Class
2003	$377,964	$63,636	$26,082	$77	$0	$0	$0	$0
2002	$528,538	$102,709	$39,985	$1	$37,805	$6,913	$2,598	$1
2001	$298,208	$58,030	$22,474	n/a	$56,733	$10,671	$4,175	n/a

Institutional Classes of Scudder New Europe Fund and Scudder Greater Europe Growth Fund commenced operations on August 19, 2002 and December 3, 2004, respectively, and therefore, do not have any information to report for any prior period.

Various third-party service providers (the “Service Providers”), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with each Fund.

The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.

The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund’s custodian for cash balances.

Certain expenses of each Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.

Without the Administrative Agreements, fees paid by each class of shares for administrative services currently paid and provided pursuant to the Administrative Agreement may be higher.

FUND SERVICE PROVIDERS

Principal Underwriter and Administrator

Pursuant to separate Underwriting and Distribution Services Agreements (“Distribution Agreements”), Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C, Class M (Scudder Latin America Fund only) and Institutional Class shares (Scudder Greater Europe Growth Fund and Scudder New Europe Fund only) of each Fund and acts as agent of each Fund in the continuous offering of its shares.

The Distribution Agreements for Scudder Latin America Fund, Scudder Pacific Opportunities Fund and Scudder Greater Europe Growth Fund, dated September 30, 2002 were last approved by the Directors on August 12, 2003. The Distribution Agreement for Scudder New Europe Fund dated April 5, 2002 was last approved by the Directors on September 26, 2003.

Each Distribution Agreement had an initial term ending September 30, 2002 and continues in effect from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the relevant Fund or by SDI upon 60 days’ notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase and Redemption of Shares,” SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds’ shares. SDI receives no compensation from the Funds as principal underwriter for Class A shares. SDI receives compensation from the Funds as principal underwriter for Class B and Class C shares.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the “Services Agreement”) with SDI. The Services Agreement had an initial term ending September 30, 2002 and continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days’ notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan (as defined below), SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B and C shareholders under each Fund’s Services Agreement with SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreements and Rule 12b-1 plans may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.

With respect to Class A Shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund’s records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Prior to the implementation of the Rule 12b-1 Plan, the administrative service fees were paid by each Fund under a separate administrative services agreement.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

Compensation to Underwriter and Firms

for the fiscal year ended October 31, 2003

Fund	Rule 12b-1 Fees Paid to SDI	Contingent Deferred Sales Charge Paid to SDI
Scudder Latin America Fund
Class A	$7,478	$0
Class B	$969	$153
Class C	$789	$77

Other Distribution Expenses Paid by Underwriter for the fiscal year ended

October 31, 2003

Fund	Advertising, Sales, Literature and Promotional Materials	Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing	Interest Expense
Scudder Latin America Fund
Class A	NA	NA	NA	NA	NA
Class B	$489	$21	$208	$17	$0
Class C	$948	$37	$318	$29	$0

Compensation to Underwriter and Firms

for the fiscal year ended October 31, 2003

Fund	Rule 12b-1 Fees Paid to SDI	Contingent Deferred Sales Charge Paid to SDI
Scudder Pacific Opportunities Fund
Class A	$20,381	$0
Class B	$34,546	$13,590
Class C	$10,435	$57

Other Distribution Expenses Paid by Underwriter for the fiscal year ended

October 31, 2003

Fund	Advertising, Sales, Literature and Promotional Materials	Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing	Interest Expense
Scudder Pacific Opportunities Fund
Class A	NA	NA	NA	NA	NA
Class B	$2,493	$62	$1,313	$91	$0
Class C	$2,668	$110	$1,106	$99	$0

Compensation to Underwriter and Firms for the fiscal year ended October 31, 2003

Fund	Rule 12b-1 Fees Paid to SDI	Contingent Deferred Sales Charge Paid to SDI
Scudder New Europe Fund
Class A	$238,560	$135,738
Class B	$152,103	$37,103
Class C	$66,716	$752

Other Distribution Expenses Paid by Underwriter for the fiscal year ended October 31, 2003

Fund	Advertising, Sales, Literature and Promotional Materials	Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing	Interest Expense
Scudder New Europe Fund
Class A	NA	NA	NA	NA	NA
Class B	$7,597	$212	$3,761	$260	$0
Class C	$5,563	$90	$3,177	$204	$0

Compensation to Underwriter and Firms for the fiscal year ended October 31, 2003

Fund	Rule 12b-1 Fees Paid to SDI	Contingent Deferred Sales Charge Paid to SDI
Scudder Greater Europe Growth Fund
Class A
Class B
Class C

Other Distribution Expenses Paid by Underwriter for the fiscal year ended October 31, 2003

Fund	Advertising, Sales, Literature and Promotional Materials	Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing	Interest Expense
Scudder Greater Europe Growth Fund
Class A	NA	NA	NA	NA	NA
Class B
Class C

The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

Fund	Fiscal Year		Aggregate Sales Commissions	Aggregate Commissions Paid to Unaffiliated Firms	Aggregate Commissions Paid to Affiliated Firms	Aggregate Commissions Retained by SDI
Scudder Latin America Fund
	2003		$4,000	$1,000	$1,000	$2,000
	2002		$2,000	$1,000	$1,000	$0
	2001		$0	$0	$0	$0
Scudder Pacific Opportunities Fund
	2003		$4,000	$2,000	$1,000	$1,000
	2002		$23,000	$20,000	$0	$3,000
	2001		$4,000	$3,000	$1,000	$0
Scudder New Europe Fund
	2003		$18,000	$14,000	$0	$4,000
	2002		$64,000	$48,000	$3,000	$13,000
	2001		$184,000	$115,000	$33,000	$36,000
Scudder Greater Europe Growth Fund
	2003	*
	2003		$1,000	$1,000	$0	$0
	2002		$21,000	$18,000	$0	$3,000
	2001		$2,000	$1,000	$0	$1,000

*	As of calendar year ended December 31, 2004

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund included in the Funds’ prospectuses and the Financial Statements incorporated by reference into this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The financial highlights of Scudder New Europe Fund included in the Fund’s prospectuses and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund and their Independent Directors.

Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to Scudder New Europe Fund and its Independent Directors.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Pursuant to Agreements between SFAC and the Funds, Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund are each obligated to pay SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. The fees have been paid by the Advisor since December 31, 2000, but will be borne by these Funds directly upon termination of the Administration Agreements (effective April 1, 2004).

Currently, SFAC receives no fee for its services to Scudder New Europe Fund. However, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to a separate agreement between SFAC and SSB, SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Funds.

Custodian, Transfer Agent and Shareholder Service Agent

Each Fund except Scudder New Europe Fund employs Brown Brothers Harriman & Company (the “Custodian”), 40 Water Street, Boston, MA 02109, as Custodian. Brown Brothers Harriman & Company has entered into agreements with foreign subcustodians approved by the Directors of the Corporation pursuant to Rule 17f-5 of the 1940 Act.

Scudder Investments Service Company (SISC), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Class A, B and C shares of Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund. Prior to the implementation of the Administrative Agreement, SISC received as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. Effective upon termination of the Administrative Agreement on April 1, 2004, each Fund will pay SISC an annual fee of $10.00 for each regular account (including Individual Retirement Accounts), $18.00 for each retirement account (excluding Individual Retirement Accounts), $5.00 in set-up charges for each new account (excluding Class A share accounts established in connection with a conversion from a Class B share account), $2.00 per account, as applicable, in connection with the contingent deferred sales charge (Class B and Class C shares only) and an annual asset-based fee of 0.08%.

Scudder New Europe Fund employs State Street Bank and Trust Company (“SSB”) as Custodian. SSB is also the Fund’s transfer agent and dividend-paying agent. Pursuant to a services agreement with SSB, Scudder Investments Service Company (SISC), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as “Shareholder Service Agent” of the Fund and, as such, performs all of SSB’s duties as transfer agent and dividend paying agent. SSB receives as transfer agent, and, pays to SISC for all share classes an annual fee of $10.00 for each regular account (including Individual Retirement Accounts), $18.00 for each retirement account (excluding Individual Retirement Accounts), $5.00 in set-up charges for each new account (excluding Class A share accounts established in connection with a conversion from a Class B share account), $2.00 per account, as applicable, in connection with the contingent deferred sales charge (Class B and Class C shares only) and an annual asset-based fee of 0.08%.

Custodians’ fees may be reduced by certain earnings credits in favor of each Fund.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Funds.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

PORTFOLIO TRANSACTIONS

Brokerage Commissions

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. In seeking most favorable net results, the Advisor will not include the value of any research services received. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Fund. The term “research services” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Consistent with its duty to seek most favorable net results, the Advisor is authorized when placing portfolio transactions, if applicable, to cause a Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services, even in circumstances when the Advisor receives proprietary research services. Although certain proprietary research services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds and accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of Scudder Funds shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

The following shows total brokerage commissions paid for the past three fiscal years, as applicable and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

Scudder Greater Europe Growth Fund: For the fiscal years ended October 31, 2001, 2002 and 2003, Scudder Greater Europe Growth Fund paid aggregate brokerage commissions of $4,300,070, $2,071,603 and $1,050,810, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2003 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of October 31, 2003
Alpha Credit Bank AE	$3,470,000

Scudder Latin America Fund: For the fiscal years ended October 31, 2001, 2002 and 2003, Scudder Latin America Fund paid aggregate brokerage commissions of $501,972, $516,527 and $399,308, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2003 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of October 31, 2003
Banco Brandesco	$9,723,000

Scudder New Europe Fund: During the fiscal years ended October 31, 2001, 2002 and 2003, Scudder New Europe Fund paid aggregate brokerage commissions of $871,322, $538,648 and $323,945, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2003 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of October 31, 2003
HSBC Holdings Plc.	$5,145,000
Credit Suisse Group	$3,766,000
ING Groep NV	$2,746,000
Credit Agricole SA	$2,581,000
Allied Irish Bank Plc.	$1,588,000
BNP Paribas SA	$1,419,000
Alpha Credit Bank AE	$1,285,000

Scudder Pacific Opportunities Fund: For the fiscal years ended October 31, 2001, 2002 and 2003, Scudder Pacific Opportunities Fund paid aggregate brokerage commissions of $1,048,465, $491,634 and $529,889, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2003 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of October 31, 2003
Hang Seng Bank Ltd.	$2,670,000
DBS Group Holdings Ltd.	$2,326,000
Mega Financial Holding Co., Ltd.	$1,687,000
Bangkok Bank, Plc.	$1,485,000
Hong Kong Exchange & Clearing Ltd.	$1,049,000
Fubon Financial Holding Co., Ltd.	$919,000

For the fiscal year ended October 31, 2003:

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services	Dollar Amount of Transactions Allocated for Research Services
Scudder Latin America Fund	0%	0%	$255,095	$94,385,175
Scudder Pacific Opportunities Fund	0%	0%	$456,569	$146,373,106
Scudder Greater Europe Growth Fund	0%	0%	$932,169	$567,365,587
Scudder New Europe Fund	0%	0%	$279,221	$180,370,942

For the fiscal year ended October 31, 2002:

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services	Dollar Amount of Transactions Allocated for Research Services
Scudder Latin America Fund	0%	0%	$352,524	$125,271,620
Scudder Pacific Opportunities Fund	0%	0%	$361,925	$102,803,046
Scudder Greater Europe Growth Fund	0%	0%	$1,785,772	$1,023,118,529
Scudder New Europe Fund	0%	0%	$492,264	$282,193,351

For the fiscal year ended October 31, 2001:

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services	Dollar Amount of Transactions Allocated for Research Services
Scudder Latin America Fund	0%	0%	$246,289	$91,779,214
Scudder Pacific Opportunities Fund	0%	0%	$396,554	$133,450,671

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services	Dollar Amount of Transactions Allocated for Research Services

Scudder Greater Europe Growth	0%	0%	$2,105,713	$1,154,953,013
Fund
Scudder New Europe Fund	0%	0%	$499,675	$281,632,415

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

	2004*	2003	2002
Scudder Greater Europe Growth Fund	53%	71%	89%
Scudder Latin America Fund		24%	22%
Scudder Pacific Opportunities Fund		109%	77%
Scudder New Europe Fund		77%	93%

*	For the semiannual period ended April 30, 2004.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund (including any applicable sales charge) next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Class M shares (Scudder Latin America Fund only). Class M shares received in connection with the acquisition of The Argentina Fund, Inc. (the “Acquisition”) are not subject to an initial sales charge. Class M shares were created for the sole purpose of the Acquisition and holders of Class M shares will not be able to acquire additional Class M shares, except upon reinvestment of dividends and distributions. However, former Argentina Fund shareholders may purchase Class A, B or C Scudder Latin America Fund shares, subject to an initial sales charge or contingent deferred sales charge depending upon the class of shares purchased.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent (the “Transfer Agent”) or sub-transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures may include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy (all classes except Class M shares of Scudder Latin America Fund) and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectuses and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Funds may waive the minimum for purchases by directors, officers or employees of a Corporation or the Advisor, subadvisors and its affiliates.

Class M shares of Scudder Latin America Fund are not available for additional purchase, except through dividend reinvestment. Shareholders who wish to purchase additional shares must purchase Class A, Class B or Class C shares, which are offered in a separate prospectus. Purchase of Class A, Class B or Class C shares may be subject to an initial sales charge or contingent deferred sales charge depending upon the class of shares purchased.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by the transfer agent, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Funds. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund (and Class A shares of other funds) in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules as follows:

Compensation Schedule #1(1)		Compensation Schedule #2(2)			Compensation Schedule #3(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value

$1 million to $5 million	1.00%	Under $	15 million	0.75%	Over $	15 million	0.25% - 0.50%
Over $5 million to $50 million	0.50%		—	—		—	—
Over $50 million	0.25%		—	—		—	—

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Special Features — Class A Shares — Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below.

(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any “purchaser” which includes: an individual; or such individuals’ spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501 (c) (3) or (13) of the Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

Amount of Purchase	Sales Charge
	As a Percentage Of Offering Price*		As a Percentage of Net Asset Value**		Allowed to Dealers as a Percentage of Offering Price

Less than $50,000	5.75%		6.10%		5.20%
$50,000 but less than $100,000	4.50		4.71		4.00
$100,000 but less than $250,000	3.50		3.63		3.00
$250,000 but less than $500,000	2.60		2.67		2.25
$500,000 but less than $1 million	2.00		2.04		1.75
$1 million and over	.00	**	.00	***	*	***

*	The offering price includes the sales charge.

**	Rounded to the nearest one-hundredth percent.

***	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

****	Commission is payable by SDI as discussed below.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c)	certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available; and

(k)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Purchase of Class C Shares. Class C shares of a Fund are offered at net asset value. No initial sales charge is imposed. Class C shares sold without an initial sales charge allow the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge and a Rule 12b-1 distribution fee.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for Scudder-branded plans under an alliance with SDI and its affiliates (“Scudder Flex Plans” and “Scudder Choice Plans”).

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a.	Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Purchase of Institutional Class Shares. (Scudder Greater Europe Growth Fund and Scudder New Europe Fund only) Information on how to buy these shares is set forth in the section in the relevant Fund’s prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum amounts may be changed at any time in management’s discretion.

Investors may invest in Institutional Class shares by setting up an account directly with a Fund’s transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with a Fund’s transfer agent should submit purchase and redemption orders as described in the Prospectus. Additionally, a Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and C shares for each applicable Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the transfer agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Scudder Investments Service Company at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of each Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-Advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

Redemption fee. Effective February 1, 2005, each Fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, each Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s.

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. Each Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment on approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Fund’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year’s charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares by shareholders whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares above. In addition, this CDSC will be waived:

(a)	for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 ½;

(b)	for redemptions to satisfy required minimum distributions after age 70 ½ from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(c)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (a) and (b) for Class B shares above. In addition, this CDSC will be waived for:

(a)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(b)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Such exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Exchange Privileges — Class M shares (Scudder Latin America Fund only). Shareholders of the Class M shares of Scudder Latin America Fund may exchange at net asset value all or a portion of their shares for Class A shares of eligible funds in the Scudder family of mutual funds, subject to any applicable contingent deferred sales charge or redemption fee. In general, shares of a Scudder mutual fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder mutual fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder mutual fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder mutual fund or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in Scudder’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the fund and therefore may be subject to the 15-Day Hold Policy. Stockholders of the Argentina Fund currently do not have an exchange privilege. Following the Acquisition, former Argentina Fund stockholders may exchange their Class M shares for Class A shares of a Scudder mutual fund. Exchanges of Class M shares of the Fund for Class A shares of another Scudder Mutual Fund will not be subject to an initial sales charge, however, during the one-year period following the Acquisition, a 2% redemption fee applied to any such exchange.

Dividends

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gains annually in November and December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November and December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January should be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain distributions in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain distributions in cash.

Distributions will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or as provided in the prospectus. See “Combined Purchases.” To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the

US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning on or before December 31, 2008.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of such Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the fund’s assets at year end consist of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion the qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Taxation of Certain Investments. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

The American Jobs Creation Act of 2004, signed by President Bush on October 22, 2004, modifies the tax treatment of distributions from a Fund that are attributable to gain from “US real property interests” (“USRPIs”). Which the Code defines to include direct holdings of US real property and interests (other than solely as a creditor) in “US real property holding corporations” such as REITs. Notably, the Code deems any corporation that holds USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation’s US and foreign real property assets used of held for use in a trade or business to be a US real property holding corporation. Under the new law which is generally effective for dividends with respect to tax years of RICs beginning after December 31, 2004, the distribution of gains from USRPIs will be subject to withholding of US federal income tax at a rate of 35% when made to a foreign shareholder and will give rise to an obligation for that foreign shareholder to file a US tax return. To the extent a distribution to a foreign shareholder is attributable to the gains recognized by a REIT, or until December 31, 2007, a RIC, from its sale or exchange of a USRPI, the Code treats that gain as recognized by the foreign shareholder and not the REIT or RIC. As such, that foreign shareholder’s gain triggers withholding obligations for the REIT or RIC and US tax filing obligations for the foreign shareholder. However, a USRPi does not include sales of interests in a REIT or RIC that is less than 50% owned by foreign persons at all times during the testing period. Further, a distribution by a REIT with respect to any class of stock which is regularly traded on an established US securities market shall not be treated as recognized from the sale or exchange of a USRPI if the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year.

A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Certain of the Fund’s hedging activities (including transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset .If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

A Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the

Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund’s level.

In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund’s corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Withholding and Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund. Under current law, dividends (other than capital gain dividends) paid by the Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 signed by President Bush on October 22, 2004, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Fund properly designates nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or OTC market as of the Value Time. Absent any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Trust’s Board and overseen primarily by the Fund’s Pricing Committee.

OFFICERS AND DIRECTORS

Scudder International Fund, Inc. (Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund)

The following table presents certain information regarding the Directors and Officers of the Corporation as of December 3, 2004. Each Director’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Director has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the Corporation. Because the Funds do not hold annual meetings of shareholders, each Director will hold office for an indeterminate period. The Directors of the Corporation may also serve in similar capacities with other funds in the fund complex.

Independent Directors

Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served^[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	49

Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	49

Keith R. Fox (1954) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	49

Louis E. Levy (1932) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	49

Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served^[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service source, Inc.	49

Jean C. Tempel (1943) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass. Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	49

Carl W. Vogt (1936) Director, 2002-present Officers^[2]	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly,President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds(formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation ( Amtrak); formerly, Chairman and Member, National Transportation Safety Board	49

Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served^[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Julian F. Sluyters^[3] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served^[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul Schubert^[3] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities

Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a

Lisa Hertz^[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^[4] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

^[1]	Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Corporation, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Directors.

^[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the Funds.

^[3]	Address: 345 Park Avenue, New York, New York

^[4]	Address: One South Street, Baltimore, Maryland

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary

Directors’ Responsibilities. The primary responsibility of the Board of Directors is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board’s members are “Independent Directors;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Corporation or the Advisor.

The Directors meet multiple times during the year to review the investment performance of the Funds and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2003, the Directors conducted 34 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 19 different days. In addition, various Directors participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held six meetings during the calendar year 2003.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Directors*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five meetings during the calendar year 2003.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Jean C. Tempel. The Alternate Valuation Committee members are Henry P. Becton, Jr. and Jean Gleason Stromberg. The Valuation Committees held one meeting for each Fund during the calendar year 2003.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2003.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Dawn-Marie Driscoll, Jean Gleason Stromberg (Chair) and Carl W. Vogt. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held four meetings during the calendar year 2003.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox and Carl W. Vogt (Chair). This committee was established on October 12, 2004 and therefore did not meet in 2003.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Keith R. Fox (Chair), Louis E. Levy and Jean C. Tempel. This committee was established on October 12, 2004 and therefore did not meet in 2003.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Director receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at Directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at Directors’ conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from each Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. The following table shows compensation received by each Director from the Funds and aggregate compensation from all of the funds in the fund complex during the calendar year 2003.

Name of Director	Compensation from Scudder Greater Europe Growth Fund	Compensation from Scudder Latin America Fund	Compensation from Scudder Pacific Opportunities Fund	Pension or Retirement Benefits Accrued as Fund Expenses	Total Compensation Paid to Director from the Fund Complex(3)(4)
Henry P. Becton, Jr.	$1,730	$1,213	$724	$0	$163,000
Dawn-Marie Driscoll(1)	$1,887	$1,309	$753	$0	$179,780

Name of Director	Compensation from Scudder Greater Europe Growth Fund	Compensation from Scudder Latin America Fund	Compensation from Scudder Pacific Opportunities Fund	Pension or Retirement Benefits Accrued as Fund Expenses	Total Compensation Paid to Director from the Fund Complex(3)(4)
Keith R. Fox	$1,791	$1,254	$736	$0	$169,780
Louis E. Levy(2)	$1,741	$1,219	$726	$0	$163,000
Jean Gleason Stromberg	$1,730	$1,213	$724	$0	$163,000
Jean C. Tempel	$1,683	$1,185	$715	$0	$158,000
Carl W. Vogt	$1,741	$1,219	$726	$0	$162,000

(1)	Includes $10,000 in annual retainer fees in Ms. Driscoll’s role as Lead Director.

(2)	In addition to these payments, Mr. Levy received payments in the amount $2,569 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(3)	For each Director, total compensation includes compensation for service on the boards of 18 trusts/ corporations comprised of 47 funds/portfolios. Each Director currently serves on the boards of 19 DeAM trusts/corporations comprised of 49 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Directors for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $8,000 for each Director, except Mr. Vogt who was paid $7,000. These meeting fees were borne by the Advisor.

Director Fund Ownership of Independent and Interested Directors. The following sets forth ranges of Director beneficial share ownership as of December 31, 2003.

Name of Directors	Dollar Range of Securities Owned in Scudder Greater Europe Growth Fund	Dollar Range of Securities Owned in Scudder Latin America Fund	Dollar Range of Securities Owned in Scudder Pacific Opportunities Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Director
Henry P. Becton, Jr.	$10,001 - $50,000	$1 -$10,000	$1 -$10,000	Over $100,000
Dawn-Marie Driscoll	$1 - $10,000	None	None	Over $100,000
Keith Fox	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	Over $100,000
Louis E. Levy	None	None	None	Over $100,000
Jean Gleason Stromberg	$1 - $10,000	None	None	Over $100,000
Jean C. Tempel	None	None	None	Over $100,000
Carl W. Vogt	None	None	None	Over $100,000

Securities Beneficially Owned

As of December 31, 2003, all Directors and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the Funds.

To the best of each Fund’s knowledge, as of December 31, 2003 for Scudder Latin America Fund and Scudder Pacific Opportunities Fund and as of November 12, 2004 for Scudder Greater Europe Growth Fund, no person of record or beneficially more than 5% of each class of each Fund’s outstanding shares, except as noted below.

As of February 4, 2004, 19,131 shares in the aggregate, or 5.06% of the outstanding shares of Scudder Latin America Fund, Class A were held in the name of Charles Schwab, Special Custody Account for the Exclusive Benefit of Customers, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed to be beneficial owner of such shares.

As of February 4, 2004, 781 shares in the aggregate, or 5.62% of the outstanding shares of Scudder Latin America Fund, Class B were held in the name of Scudder Trust Company, Cust., IRA R/O John Hiser, 1540 Tartans Ct., West Dundee, IL 60118-3300 who may be deemed to be beneficial owner of such shares.

As of February 4, 2004, 704 shares in the aggregate, or 5.07% of the outstanding shares of Scudder Latin America Fund, Class B were held in the name of Cristo Corp. Defined Benefit Tr, Robert B. Murch Trustee, 4110 E Elwood Street, Phoenix, AZ 85040-1922 who may be deemed to be beneficial owner of such shares.

As of February 4, 2004, 1,188 shares in the aggregate, or 8.55% of the outstanding shares of Scudder Latin America Fund, Class B were held in the name of Homer H. Woodall, 154 South Bay Drive, Bullard, TX 75757-8929 who may be deemed to be beneficial owner of such shares.

As of February 4, 2004, 812 shares in the aggregate, or 5.84% of the outstanding shares of Scudder Latin America Fund, Class B were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration, 4800 Deer Lake Dr., East 2nd Floor, Jacksonville, FL 32246-6484 who may be deemed to be beneficial owner of such shares.

As of February 4, 2004, 6,884 shares in the aggregate, or 6.16% of the outstanding shares of Scudder Latin America Fund, Class C were held in the name of Michael J. Bochar & Jennie H. Bochar, Trustees, Bochar Family Trust, 9505 Enderby Dr., Parma, OH 44130-1634 who may be deemed to be beneficial owner of such shares.

As of February 4, 2004, 116,399 shares in the aggregate, or 8.88% of the outstanding shares of Scudder Pacific Opportunities Fund, Class A were held in the name of FTC & Co., Datalynx, PO 173736, Denver, CO 80217-3736 who may be deemed to be beneficial owner of such shares.

As of February 4, 2004, 17,023 shares in the aggregate, or 10.67% of the outstanding shares of Scudder Pacific Opportunities Fund, Class C were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration, 4800 Deer Lake Dr., East 2nd Floor, Jacksonville, FL 32246-6484 who may be deemed to be beneficial owner of such shares.

As of November 12, 2004, 5,000.000 shares in the aggregate, or 10.41% of the outstanding shares of Scudder Greater Europe Growth Fund, Class A were held in the name of NFSC FEBO #579-861154, William D. Heller, William D. Heller TTEE, U/A 11/10/89, 1395 N 10th St., San Jose, CA 95112-2804 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 3,484.515 shares in the aggregate, or 7.26% of the outstanding shares of Scudder Greater Europe Growth Fund, Class A were held in the name of McClure Engineering Associates 401K, Tim Ziegler Trustee, FBO McClure Engineering 4700 Kennedy Dr. East Moline, IL 61244-4299 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 2,786.318 shares in the aggregate, or 5.80% of the outstanding shares of Scudder Greater Europe Growth Fund, Class A were held in the name of Reid & Associates P/S, Robert Reid TTEE, FBO Robert B. Reid, 209 Wolf Rd. Albany, NY 12205-1124 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 2,555.270 shares in the aggregate, or 5.32% of the outstanding shares of Scudder Greater Europe Growth Fund, Class A were held in the name of Wells Fargo Investments LLC, A/C 6568-8428, 608 2nd Ave. S FL 8, Minneapolis, MN 55402-1916 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 3,312.079 shares in the aggregate, or 21.26% of the outstanding shares of Scudder Greater Europe Growth Fund, Class B were held in the name of A G Edwards & Sons Inc. FBO, Anne Catherine Alcyone A/C 1015-027610, One North Jefferson, St. Louis, MO 63103-2205 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 2,977.733 shares in the aggregate, or 19.12% of the outstanding shares of Scudder Greater Europe Growth Fund, Class B were held in the name of UBS Financial Services Inc. FBO U/W/O J Barstow Smull, Katharine S. Smoot and 1 Jefferson Ferry Drive, Apt. 6169, S. Setauket, NY 11720-4727 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 8,822.125 shares in the aggregate, or 33.49% of the outstanding shares of Scudder Greater Europe Growth Fund, Class C were held in the name of Scudder Trust Company Cust. IRA A/C Katherine A. Gorten, 1633 Corniche St., League City, TX 77573-6502 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 3,354.204 shares in the aggregate, or 12.73% of the outstanding shares of Scudder Greater Europe Growth Fund, Class C were held in the name of UBS Financial Services Inc. FBO U/W/O J Barstow Smull, Katharine S. Smoot and 1 Jefferson Ferry Drive, Apt. 6169, S. Setauket, NY 11720-4727 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 1,986.377 shares in the aggregate, or 7.54% of the outstanding shares of Scudder Greater Europe Growth Fund, Class C were held in the name of Scudder Trust Company Cust. IRA A/C Harold E. Stout, 4880 Mary Jane Way, San Jose, CA 95124-5214 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 1,498.067 shares in the aggregate, or 5.69% of the outstanding shares of Scudder Greater Europe Growth Fund, Class C were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration #97D63, 4800 Deer Lake Dr. East 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 2,564,806.043 shares in the aggregate, or 18.48% of the outstanding shares of Scudder Greater Europe Growth Fund, Class S were held in the name of Charles Schwab & Co. Inc, Reinvest Account, 101 Montgomery St., San Francisco, CA 94104-4122 who may be deemed to be the beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Independent Directors	Owner and Relationship to Directors	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Louis E. Levy		None
Jean Gleason Stromberg		None
Jean C. Tempel		None
Carl W. Vogt		None

Scudder New Europe Fund, Inc. (Scudder New Europe Fund)

The following table presents certain information regarding the Directors and Officers of Scudder New Europe Fund, Inc. as of March 1, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Director’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Director and until the election and qualification of a successor, or until such Director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund.

Independent Directors

Name, Year of Birth, or Age, Position(s) Held with the Corporation and Length of Time Served^[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (1946) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company).	82

Lewis A. Burnham (1933) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82

Donald L. Dunaway (1937) Director, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994).	82

James R. Edgar (1946) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products).	82

Paul K. Freeman (1950) Director, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82

Robert B. Hoffman (1936) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999); Directorship: RCP Advisors, LLC (private equity investment advisory firm).	82

Name, Year of Birth, or Age, Position(s) Held with the Corporation and Length of Time Served^[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Director, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	82

Fred B. Renwick (1930) Director, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001- present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82

John G. Weithers (1933) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served^[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
Richard T. Hale^[3] (1945) Chairman and Director, 2002-present, Chief Executive Inc. Officer, 2003-present	Managing Director, Deutsche Investment Management Americas (2003 to present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	201

Brenda Lyons^[4] (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a

Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served^[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Daniel O. Hirsch^[3] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present);

formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

n/a

Kenneth Murphy^[4] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Charles A. Rizzo^[4] (1957) Treasurer and Chief Financial Officer, 2002-present

Director, Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);

Senior Manager, Coopers & Lybrand L.L.P. (now

PricewaterhouseCoopers LLP) (1993-1998)

n/a

John Millette^[4] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz^[5] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Caroline Pearson^[4] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo^[4] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Salvatore Schiavone^[4] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Lucinda Stebbins^[4] (1945) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

^[1]	Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the Fund, managed by the Advisor. For the Officers of the Fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Directors.

^[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

^[3]	Address: One South Street, Baltimore, Maryland

^[4]	Address: Two International Place, Boston, Massachusetts

^[5]	Address: 345 Park Avenue, New York, New York

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Directors’ Responsibilities. The officers of the Corporation manage its day-to-day operations under the direction of the Corporation’s Board of Directors. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Corporation’s Board members are not affiliated with the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees: The Fund’s Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and Lewis A. Burnham. The Audit Committee held nine meetings during calendar year 2003.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Directors, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held six meetings during calendar year 2003. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Corporation.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair) and Richard T. Hale. Alternate members are Donald L. Dunaway and John G. Weithers. The Corporation’s Valuation Committee held two meetings during calendar year 2003.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing the Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held seven meetings during calendar year 2003.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), Lewis A. Burnham and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2003.

Remuneration. Each Independent Director receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Directors serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Directors and officers on behalf of the Fund and receives a management fee for its services.

The Boards of Directors of the Corporation established a deferred compensation plan for the Independent Directors (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Directors may defer receipt of all, or a portion, of the compensation they earn for their services to the Corporation, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, Mr. Dunaway previously elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares, if any, are reflected below in the table describing the Director’s share ownership.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Non-interested Directors are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Director from the Corporation and aggregate compensation from the fund complex during the most recent calendar year.

Name of Director	Compensation from Scudder New Europe Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Directors from Fund Complex(4)(5)
John W. Ballantine	$2,452	$0	$218,350
Lewis A. Burnham	$2,500	$0	$209,620
Donald L. Dunaway(1)	$2,641	$0	$239,200
James R. Edgar(2)	$2,100	$0	$175,210
Paul K. Freeman	$2,318	$0	$194,280
Robert B. Hoffman	$2,221	$0	$189,160
Shirley D. Peterson (3)	$2,492	$0	$207,790
Fred B. Renwick	$2,160	$0	$183,940
John G. Weithers	$2,212	$0	$185,380

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Corporation to Mr. Dunaway are $0.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Corporation to Governor Edgar are $6,713.

(3)	Includes $19,020 in annual retainer fees received by Ms. Peterson as Lead Director.

(4)	For each Director, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 81 funds/portfolios. Each Director currently serves on the boards of 31 DeAM trusts/corporations comprised of 82 funds/portfolios.

A-81

(5)	Aggregate compensation reflects amounts paid to the Directors for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $15,510 for Messrs. Ballantine and Dunaway, $8,560 for Messrs. Freeman, Hoffman, Renwick, and Weithers, and $5,170 for Messrs. Burnham and Edgar and Ms. Peterson. These meeting fees were borne by the Advisor.

Paul Freeman, prior to his service as Independent Director of the Corporation, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as Directors of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Director Fund Ownership. Under the Corporation’s Governance Procedures and Guidelines, the Independent Directors have established the expectation that within three years, an Independent Director will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow investments” in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Director’s personal investment needs. Each interested Director is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following table sets forth each Director’s share ownership of the Fund and all funds in the fund complex overseen by each Director as of December 31, 2003.

Name of Director	Dollar Range of Securities Owned in Scudder New Europe Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by the Director
John W. Ballantine	Over $100,000	Over $100,000
Lewis A. Burnham	None	Over $100,000
Donald L. Dunaway	$1 - $10,000	Over $100,000
James R. Edgar	None	Over $100,000
Paul K. Freeman	None	Over $100,000
Richard T. Hale	None	Over $100,000
Robert B. Hoffman	None	Over $100,000
Shirley D. Peterson	None	Over $100,000
Fred B. Renwick	None	Over $100,000
John G. Weithers	$1 - $10,000	Over $100,000

*	The dollar range of shares shown includes share equivalents of certain Scudder Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Fund’s Deferred Compensation Plan as more fully described above under “Remuneration.”

Securities Beneficially Owned

As of December 31, 2003, all Directors and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the Fund.

To the best of the Fund’s knowledge, as of December 31, 2003, no person owned beneficially more than 5% of each class of the Fund’s outstanding shares, except as noted below.

As of February 4, 2004, 634,716 shares in the aggregate, or 5.53% of the outstanding shares of Scudder New Europe Fund, Class A were held in the name of Charles Schwab & Co., Inc., Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed to be beneficial owner of such shares.

As of February 4, 2004, 676,460 shares in the aggregate, or 5.89% of the outstanding shares of Scudder New Europe Fund, Class A were held in the name of Citigroup Global Markets Inc., Attn: Peter Booth 7th Floor, 333 W 34th Street, New York, NY 10001-2402 who may be deemed to be beneficial owner of such shares.

As of February 4, 2004, 775 shares in the aggregate, or 86.02% of the outstanding shares of Scudder New Europe Fund, Institutional Class were held in the name of Scudder Trust Company Ttee, Donald L. Dunaway, 7011 Greentree Dr., Naples, FL 34108-7527 who may be deemed to be beneficial owner of such shares.

As of February 4, 2004, 126 shares in the aggregate, or 13.98% of the outstanding shares of Scudder New Europe Fund, Institutional Class were held in the name of SSC Investment Corp., Attn: Bob DiCarlo, 222 S Riverside Plz., Chicago, IL 60606-5808 who may be deemed to be beneficial owner of such shares.

Director’s and Officer’s Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy	Vice President
Caroline Pearson:	Secretary
Phillip J. Collora:	Assistant Secretary

Ownership in Securities of the Advisors and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Directors	Owner and Relationship to Directors	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Lewis A. Burnham		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
Shirley D. Peterson		None
Fred B. Renwick		None
John G. Weithers		None

Agreement to Indemnify Independent Directors for Certain Expense.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the investment advisor and the Funds.

FUND ORGANIZATION

Organizational Description

Scudder International Fund, Inc. was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of this Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of this Corporation was changed to the US through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation.

The authorized capital stock of Scudder International Fund, Inc. consists of 2,447,923,888 shares of a par value of $.01 each, which capital stock has been divided into five series: Scudder International Fund, the original series; Scudder Latin America Fund and Scudder Pacific Opportunities Fund, both organized in December 1992, Scudder Greater Europe Growth Fund, organized in October 1994, and Scudder Emerging Markets Growth Fund, organized in May 1996. Each series consists of 320 million shares except for International Fund which consists of 620,595,597 shares, Scudder Latin America Fund which consists of 340 million shares and Scudder Greater Europe Growth Fund which consists of 420 million shares. Scudder International Fund is further divided into seven classes of shares, Class AARP, Class S, Class A (formerly known as Class R Shares), Class B, Class C, and Institutional Class (formerly known as Class I) and Investment shares. Scudder Pacific Opportunities Fund and Scudder Emerging Markets Growth Fund are each divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C. Scudder Greater Europe Growth Fund is divided into six classes of shares, Class AARP, Class S, Class A, Class B, Class C and Institutional Class. Scudder Latin America Fund is divided into six classes of shares, Class S, Class AARP, Class A, Class B, Class C and Class M.

Scudder New Europe Fund was organized as a Maryland corporation on November 22, 1989. The Corporation began operations on February 9, 1990 as a closed-end management investment company. On July 20, 1999, the Corporation’s shareholders approved the conversion of the Corporation to an open-end investment company. As a result of the conversion and the reorganization with Kemper Europe Fund, the Corporation changed its name to “Kemper New Europe Fund, Inc.” and issued newly designated Class A, Class B and Class C shares to the shareholders of Kemper Europe Fund and Class M shares to its existing shareholders. Class M shares automatically converted to Class A shares on September 3, 2000. Currently, the Corporation’s only series, Scudder New Europe

Fund, offers four classes of shares. These are Class A, Class B, Class C and Institutional Class shares, which have different expenses, which may affect performance. Class M shares of the Fund are no longer offered. On May 29, 2001 Kemper New Europe Fund, Inc. changed its name to Scudder New Europe Fund, Inc.

The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in this SAI and in each Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports.

The Articles of Incorporation, as amended, and By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed.

Subject to the limits of the 1940 Act and unless otherwise provided by the By-laws, a Director may be removed with or without cause, by the affirmative vote of the stockholders holding a majority of the outstanding shares that entitle its holders to cast votes for the election of directors.

The Directors of each Corporation, in their discretion, may authorize the additional division of shares of a series into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

The assets of a Corporation received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are charged with the liabilities in respect to such series and with a share of the general liabilities of the Corporation. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of each Corporation, subject to the general supervision of the Directors, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of a Corporation or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

Shares of each Corporation entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and by class on matters affecting an individual class. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved.

Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

Pursuant to the approval of a majority of stockholders, each Corporation’s Directors have the discretion to retain the current distribution arrangement while investing in a master fund in a master/feeder fund structure if the Board determines that the objectives of the Fund would be achieved more efficiently thereby.

Each Corporation’s Board of Directors supervises its Funds’ activities. Each Corporation adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the “Plan”) to permit the Corporation to establish a multiple class distribution system for its Funds.

Under the Plan, each class of shares will represent interests in the same portfolio of investments of the Series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto) which will be borne solely by shareholders of such class; (b) different service fees; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as “Class Expenses” by a Corporation’s Board of Directors under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registration fees.

Shares of each Corporation have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to the Advisor, subject to the Boards’ general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”) and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment Advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with each Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment Advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov or by visiting our Web site at: aarp.scudder.com for Class AARP shares, myscudder.com for Class S shares, or scudder.com for all other classes or funds.

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of each Fund, together with the Reports of Independent Registered Public Accounting Firm for Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund, and the Report of Independent Registered Public Accounting Firm for Scudder New Europe Fund, Financial Highlights and notes to financial statements in the Annual Reports to the Shareholders of each Fund, dated October 31, 2003, and the Semiannual Report dated April 30, 2004 for Scudder Greater Europe Growth Fund are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

ADDITIONAL INFORMATION

The CUSIP numbers of the classes are:

Scudder Greater Europe Growth Fund, Class A: 811165-695

Scudder Greater Europe Growth Fund, Class B: 811165-687

Scudder Greater Europe Growth Fund, Class C: 811165-679

Scudder Greater Europe Growth Fund, Institutional Class: 811165-612

Scudder Latin America Fund, Class A: 811165-737

Scudder Latin America Fund, Class B: 811165-729

Scudder Latin America Fund, Class C: 811165-711

Scudder Latin America Fund, Class M: 811165-63-8

Scudder New Europe Fund, Class A: 81118E-108

Scudder New Europe Fund, Class B: 81118E-207

Scudder New Europe Fund, Class C: 81118E-306

Scudder New Europe Fund, Institutional Class: 81118E-405

Scudder Pacific Opportunities Fund, Class A: 811165-661

Scudder Pacific Opportunities Fund, Class B: 811165-653

Scudder Pacific Opportunities Fund, Class C: 811165-646

Each Fund has a fiscal year ending October 31.

This Statement of Additional Information contains the information of Scudder Greater Europe Growth Fund, Scudder Latin America Fund, Scudder Pacific Opportunities Fund and Scudder New Europe Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding one of the other Funds. The Directors of each Corporation have considered this, and have approved the use of this Statement of Additional Information.

The Funds’ prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

APPENDIX

The following is a description of the ratings given by Moody’s and S&P to corporate bonds.

Ratings of Corporate Bonds

S&P:

Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s:

Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

APPENDIX B

Pro Forma

Portfolio of Investments

as of April 30, 2004

(Unaudited)

	New Europe Share Amount	Greater Europe Growth Share Amount	Greater Europe Growth - Pro Forma Combined Share Amount	New Europe Market Value ($)	Greater Europe Growth Market Value ($)	Greater Europe Growth - Pro Forma Combined Market Value ($)
Common Stocks 91.0%
Austria 0.2%
Telekom Austria AG (Cost $875,942)	65,202		65,202	957,231		957,231

Finland 2.1%
Nokia Oyj (Cost $3,438,507, $9,645,296 and $13,083,803, respectively)	201,562	584,199	785,761	2,835,938	8,219,566	11,055,504

France 13.4%
Aventis SA	8,470	24,070	32,540	645,088	1,833,207	2,478,295
BNP Paribas SA	31,290	88,960	120,250	1,878,725	5,341,368	7,220,093
Cap Gemini SA	29,080	84,230	113,310	1,028,799	2,979,910	4,008,709
Compagnie de Saint-Gobain	56,340	119,380	175,720	2,843,971	6,026,150	8,870,121
Credit Agricole SA	56,397	161,224	217,621	1,390,982	3,976,445	5,367,427
Imerys SA	2,470	7,820	10,290	623,256	1,778,783	2,402,039
Lafarge SA	11,780	34,110	45,890	981,183	2,841,100	3,822,283
Publicis Groupe	23,280	67,230	90,510	697,498	2,014,295	2,711,793
Schneider Electric SA	38,402	98,466	136,868	2,586,486	6,631,971	9,218,457
Thomson SA		186,336	186,336		3,595,362	3,595,362
Total SA	23,900	69,811	93,711	4,419,609	12,909,510	17,329,119
Valeo SA	23,920	68,910	92,830	985,856	2,840,105	3,825,961

(Cost $13,816,913, $40,662,371 and $54,479,284, respectively)				18,081,453	52,768,206	70,849,659

Germany 11.3%
Adidas-Salomon AG	6,000	17,300	23,300	692,752	1,997,435	2,690,187
Deutsche Boerse AG	13,925	40,360	54,285	765,665	2,219,190	2,984,855
Deutsche Lufthansa AG	57,470	165,410	222,880	922,924	2,656,358	3,579,282
E.ON AG	49,266	140,202	189,468	3,265,069	9,291,789	12,556,858
Hochtief AG	20,310	58,770	79,080	568,108	1,643,904	2,212,012
Infineon Technologies AG	54,670	159,770	214,440	700,401	2,046,883	2,747,284
Metro AG	63,657	183,924	247,581	2,821,958	8,153,474	10,975,432
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	11,018	31,962	42,980	1,191,180	3,455,482	4,646,662
SAP AG	5,241	15,141	20,382	794,556	2,295,435	3,089,991
Siemens AG	50,535	143,207	193,742	3,648,962	10,340,494	13,989,456

(Cost $12,392,178, $35,087,252 and $47,479,430, respectively)				15,371,575	44,100,444	59,472,019

Greece 1.1%
Alpha Bank AE (Cost $1,091,038, $2,438,021 and $3,529,059, respectively)	56,529	126,319	182,848	1,761,427	3,936,063	5,697,490

Ireland 0.7%
Depfa Bank PLC (Cost $722,452, $2,065,992 and $2,788,444, respectively)	6,447	18,599	25,046	966,728	2,788,921	3,755,649

Italy 3.6%
Banca Intesa SpA	147,929	354,445	502,374	489,308	1,172,406	1,661,714
Banca Nazionale del Lavoro SpA	277,900	783,340	1,061,240	622,802	1,755,545	2,378,347
Eni SpA	215,580	517,660	733,240	4,381,818	10,521,809	14,903,627

(Cost $4,032,112, $9,881,302 and 13,913,414, respectively)				5,493,928	13,449,760	18,943,688

Luxembourg 0.9%
Arcelor (Cost $1,083,445, $2,924,919 and $4,008,364, respectively)	81,330	219,110	300,440	1,350,933	3,639,531	4,990,464

Netherlands 5.8%
Aegon NV	189,419	539,701	729,120	2,478,941	7,063,109	9,542,050
ING Groep NV	95,838	273,068	368,906	2,053,644	5,851,380	7,905,024
Koninklijke (Royal) Philips Electronics NV	58,370	162,850	221,220	1,589,344	4,434,208	6,023,552
Koninklijke Ahold NV (ADR)	158,345	457,540	615,885	1,225,905	3,542,269	4,768,174
STMicroelectronics NV	25,990	74,360	100,350	572,807	1,638,857	2,211,664

(Cost $7,059,309, $19,467,542 and $26,526,851, respectively)				7,920,641	22,529,823	30,450,464

Spain 4.7%
Banco Santander Central Hispano SA	91,080	260,530	351,610	978,028	2,797,601	3,775,629
Repsolf YPF, SA	59,280	168,170	227,450	1,248,245	3,541,117	4,789,362
Telefonica SA	280,679	799,706	1,080,385	4,174,473	11,893,840	16,068,313

(Cost $5,084,118, $14,506,570 and $19,590,688, respectively)				6,400,746	18,232,558	24,633,304

	New Europe Share Amount	Greater Europe Growth Share Amount	Greater Europe Growth - Pro Forma Combined Share Amount	New Europe Market Value ($)	Greater Europe Growth Market Value ($)	Greater Europe Growth - Pro Forma Combined Market Value ($)
Sweden 2.1%
Scania AB “B”	21,770	62,660	84,430	671,315	1,932,229	2,603,544
Skandia Forsakrings AB	324,000	913,090	1,237,090	1,272,751	3,586,840	4,859,591
Telefonaktiebolaget LM Ericsson “B”	352,595	1,014,616	1,367,211	955,705	2,750,105	3,705,810

(Cost $2,877,381, $8,212,701 and 11,090,082, respectively)				2,899,771	8,269,174	11,168,945

Switzerland 14.9%
ABB Ltd.	498,679	1,438,148	1,936,827	2,810,544	8,105,370	10,915,914
Clariant AG	52,820	150,510	203,330	670,827	1,911,515	2,582,342
Credit Suisse Group	48,510	137,930	186,440	1,711,567	4,866,551	6,578,118
Nestle SA (Registered)	15,551	44,877	60,428	3,938,026	11,364,336	15,302,362
Novartis AG (Registered)	80,750	227,810	308,560	3,603,436	10,165,928	13,769,364
Roche Holding AG	17,357	49,771	67,128	1,822,468	5,225,907	7,048,375
Swatch Group AG	7,210	20,460	27,670	958,828	2,720,892	3,679,720
UBS AG (Registered)	44,860	129,170	174,030	3,191,545	9,189,744	12,381,289
Zurich Financial Services AG	11,060	30,840	41,900	1,750,473	4,881,065	6,631,538

(Cost $16,939,481, $46,796,082 and $63,735,563, respectively)				20,457,714	58,431,308	78,889,022

United Kingdom 30.2%
AstraZeneca PLC	59,360	172,650	232,010	2,784,004	8,097,344	10,881,348
BAA PLC	300,830	665,040	965,870	2,782,213	6,150,593	8,932,806
BP PLC	308,121	1,160,851	1,468,972	2,671,541	10,065,075	12,736,616
British Sky Broadcasting Group PLC	88,160	254,730	342,890	1,044,267	3,017,312	4,061,579
Carnival PLC	29,580	85,230	114,810	1,329,442	3,830,572	5,160,014
Centrica PLC	336,770	959,500	1,296,270	1,308,732	3,728,742	5,037,474
GlaxoSmithKline PLC	183,860	531,186	715,046	3,816,137	11,025,121	14,841,258
HSBC Holdings PLC	342,730	968,245	1,310,975	4,925,263	13,914,337	18,839,600
Imperial Tobacco Group PLC	53,030	151,690	204,720	1,178,013	3,369,654	4,547,667
InterContinental Hotels Group PLC	122,320	352,890	475,210	1,146,500	3,307,622	4,454,122
ITV PLC	716,480	2,019,180	2,735,660	1,573,754	4,435,146	6,008,900
Man Group PLC	31,120	89,770	120,890	934,282	2,695,067	3,629,349
Prudential Corp. PLC	239,810	658,270	898,080	1,889,457	5,186,492	7,075,949
Royal Bank of Scotland Group PLC	133,543	384,630	518,173	4,021,092	11,581,532	15,602,624
Shell Transport & Trading Co., PLC	500,030	1,649,378	2,149,408	3,459,486	11,411,315	14,870,801
Vodafone Group PLC	2,372,061	6,832,071	9,204,132	5,779,793	16,647,110	22,426,903

(Cost $35,167,373, $98,163,940 and $133,331,313, respectively)				40,643,976	118,463,034	159,107,010

Total Common Stocks (Cost $104,580,249, $289,851,988 and $394,432,237, respectively)				125,142,061	354,828,388	479,970,449

Preferred Stock 1.2%
Germany 1.2%
Henkel KGaA (Cost $1,151,354, $3,343,734 and $4,495,088, respectively)	18,080	52,770	70,850	1,566,162	4,571,147	6,137,309

Securities Lending Collateral 6.5%
United States 6.5%
Daily Assets Fund Institutional, 1.08% (Cost $34,315,785)		34,315,785	34,315,785		34,315,785	34,315,785

Cash Equivalents 1.3%
United States 1.3%
Scudder Cash Management QP Trust, 1.08% (Cost $2,318,078, $4,799,803 and $7,117,881, respectively)	2,318,078	4,799,803	7,117,881	2,318,078	4,799,803	7,117,881

Total Investment Portfolio (Cost $108,049,681, $332,311,310 and $440,360,991, respectively)				129,026,301	398,515,123	527,541,424

CAPITALIZATION (UNAUDITED)

The following table sets forth the capitalization of each Fund as of April 30, 2004, and of the Greater Europe Growth Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1).

	New Europe Fund	Greater Europe Growth Fund	Pro Forma Adjustments	Greater Europe Growth Fund - Pro Forma Combined
Net Assets
Class A Shares	$106,680,010	$2,616,466	—	$109,296,476
Class B Shares	$13,879,328	$271,241	—	14,150,569
Class C Shares	$6,990,467	$492,508	—	7,482,975
Institutional Class	$8,599	$—	—	8,599
Class AARP Shares	$—	$2,460,145	—	2,460,145
Class S Shares	$—	$354,940,795	—	354,940,795

Total Net Assets	$127,558,404	$360,781,155		$488,339,559

Shares Outstanding
Class A Shares	11,158,061	112,417	(6,573,617)	4,696,861
Class B Shares	1,552,710	11,791	(949,261)	615,240
Class C Shares	771,013	21,403	(467,212)	325,204
Institutional Class	901	—	(531)	370
Class AARP Shares	—	105,606	—	105,606
Class S Shares	—	15,233,702	—	15,233,702
Net Asset Value per Share
Class A Shares	$9.56	$23.27	—	$23.27
Class B Shares	$8.94	$23.00	—	$23.00
Class C Shares	$9.07	$23.01	—	$23.01
Institutional Class	$9.54	$—	—	$23.24
Class AARP Shares	$—	$23.30	—	$23.30
Class S Shares	$—	$23.30	—	$23.30

1)	Assumes the merger had been consummated on April 30, 2004, and is for information purposes only. No assurance can be given as to how many shares of the Scudder Greater Europe Growth Fund will be received by the shareholders of the Scudder New Europe Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Scudder Greater Europe Growth Fund that actually will be received on or after such date.

PRO FORMA FINANCIAL STATEMENTS

PRO FORMA COMBINED CONDENSED STATEMENT OF ASSETS AND

LIABILITIES AS OF APRIL 30, 2004 (UNAUDITED)

	New Europe Fund	Greater Europe Growth Fund	Pro Forma Adjustments	Greater Europe Growth Fund - Pro Forma Combined
Investments, at value	$129,026,301	$398,515,123	$—	$527,541,424
Other assets less liabilities	(1,467,897)	(37,733,968)	—	(39,201,865)

Total Net Assets	$127,558,404	$360,781,155	$—	$488,339,559

Net Assets
Class A Shares	$106,680,010	$2,616,466	$—	$109,296,476
Class B Shares	$13,879,328	$271,241	$—	$14,150,569
Class C Shares	$6,990,467	$492,508	$—	$7,482,975
Institutional Class	$8,599	$—	$—	$8,599
Class AARP Shares	$—	$2,460,145	$—	$2,460,145
Class S Shares	$—	$354,940,795	$—	$354,940,795

Total Net Assets	$127,558,404	$360,781,155	$—	$488,339,559

Share Outstanding
Class A Shares	11,158,061	112,417	(6,573,617)	4,696,861
Class B Shares	1,552,710	11,791	(949,261)	615,240
Class C Shares	771,013	21,403	(467,212)	325,204
Institutional Class	901	—	(531)	370
Class AARP Shares	—	105,606	—	105,606
Class S Shares	—	15,233,702	—	15,233,702
Net Asset Value per Share
Class A Shares	$9.56	$23.27	—	$23.27
Class B Shares	$8.94	$23.00	—	$23.00
Class C Shares	$9.07	$23.01	—	$23.01
Institutional Class	$9.54	$—	—	$23.24
Class AARP Shares	$—	$23.30	—	$23.30
Class S Shares	$—	$23.30	—	$23.30

PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED APRIL 30, 2004 (UNAUDITED)

	New Europe Fund	Greater Europe Growth Fund	Pro Forma Adjustments		Greater Europe Growth Fund - Pro Forma Combined
Investment Income:
Interest and dividend income	$3,230,595	$9,567,474	$—		$12,798,069

Total Investment Income	3,230,595	9,567,474			12,798,069

Expenses
Management fees	998,000	3,842,073	(1,047,552	)(2)	3,792,521
Administrative Fee	223,379	1,608,919	(1,832,298	)(3)	—
Services to Shareholders	215,006	148,320	1,028,946	(4)	1,392,272
Custodian and Accounting Fees	126,492	55,020	308,729	(4)	490,241
Distribution Service Fees	485,178	11,895	—		497,073
Auditing	24,784	7,050	64,666	(4)	96,500
Legal	24,517	1,710	4,741	(4)	30,968
Trustees fees	23,536	4,220	22,424	(4)	50,180
Reports to Shareholders	18,954	9,570	121,116	(4)	149,640
Registration Fees	23,108	4,740	30,564	(4)	58,412
All other expenses	45,338	11,392	(47,572	)(4)	9,158

Total expenses before reductions	2,208,292	5,704,909	(1,346,236)		6,566,965
Expense reductions	(22,269)	(80,452)	101,520	(5)	(1,201)

Expenses, net	2,186,023	5,624,457	(1,244,716)		6,565,764

Net investment income (loss)	1,044,572	3,943,017	1,244,716		6,232,305

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, Futures and foreign currency related transactions	8,538,945	27,613,992	—		36,152,937
Net unrealized appreciation (depreciation) on investments, written options and foreign currency related transactions	23,543,188	63,899,856	—		87,443,044

Net increase in net assets from operations	$33,126,705	$95,456,865	$1,244,716		$129,828,286

Notes to Pro Forma Combined Financial Statements

(Unaudited)

April 30, 2004

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of April 30, 2004, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended April 30, 2004 for Scudder New Europe Fund and Scudder Greater Europe Growth Fund as adjusted giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Scudder New Europe Fund in exchange for shares of Scudder Greater Europe Growth Fund at net asset value. Following the acquisition, Scudder Greater Europe Growth Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sales price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Scudder Greater Europe Growth Fund intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the adoption of Scudder New Europe Fund’s lower management fee agreement by Scudder Greater Europe Growth Fund upon the completion of the merger, applied to the pro forma combined average assets.

3.	Represents a reduction in expense as Scudder Greater Europe Growth Fund no longer has an Administrative Fee, effective March 31, 2004.

4.	Represents estimated increase (decrease) in expenses as a result of Scudder Greater Europe Growth Fund being responsible for certain expenses formerly covered under its Administrative Fee or resulting from the merger.

5.	Represents decrease in expense reductions as a result of the overall decrease in expenses resulting from the merger.

SCUDDER

INVESTMENTS

Regional/International Funds
Classes A, B and C

Prospectus

March 1, 2004

Scudder Greater Europe Growth Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

	Class A	Class B	Class C
ticker symbol	SERAX	SERBX	SERCX
fund number	477	677	777

Scudder Greater Europe Growth Fund

The Fund’s Main Investment Strategy

Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of its total assets in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies organized under the laws of Europe or do more than half of their business there). Although the fund may invest in equities of any size or European country, it tends to focus on common stocks of multinational companies in industrialized Western and Southern European countries such as France, Italy, Germany, the Netherlands and the United Kingdom.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

OTHER INVESTMENTS While most of the fund’s equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of its total assets in European debt securities, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

4

The managers may focus on the securities of particular issuers or industries at different times.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its exposure to a given country.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt fund performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the European markets. When European stock prices fall, you should expect the value of your investment to fall as well. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

•	Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in gaining exposure to Europe’s established markets.

5

•	Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers’ estimate of its value.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Markets Risk. To the extent that the fund does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

6

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of fund holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

7

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is March 19, 2001. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Classes A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Greater Europe Growth Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	23.28
1996	30.52
1997	23.65
1998	28.85
1999	34.21
2000	-9.36
2001	-25.92
2002	-21.39
2003	32.23

For the periods included in the bar chart:

Best Quarter: 30.83%, Q4 1999	Worst Quarter: - 25.08%, Q3 2002

8

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	Since Inception*
Class A
Return before Taxes	24.63	-2.46	8.76
Return after Taxes on Distributions	24.89	-2.53	8.10
Return after Taxes on Distributions and Sale of Fund Shares	14.68	-2.17	7.35
Class B (Return before taxes)	28.24	-2.26	8.60
Class C (Return before taxes)	31.17	-2.06	8.62
Index (reflects no deductions for fees, expenses or taxes)	38.54	-0.78	8.87

Index: The Morgan Stanley Capital International (MSCI) Europe Index, an unmanaged capitalization-weighted measure of 15 stock markets in Europe.

*	Class S commenced operations 10/10/1994. Index comparison begins 10/31/1994.

Total returns from 1995 through 1997, for Class A, B and C shares, and for 2003, for Class A shares, would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

9

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75%	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None *	4.00%	1.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	1.00%	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.19	0.97	0.98
Other Expenses**	0.52	0.68	0.52

Total Annual Operating Expenses**	1.71	2.65	2.50

Less Expense Waiver/Reimbursement***	0.04	0.19	0.04

Net Annual Fund Operating Expenses (after waiver)***	1.67	2.46	2.46

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
**	Restated and estimated to reflect the termination of the fixed rate administrative fee.
***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.465%, 1.480% and 1.470% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$735	$1,078	$1,444	$2,470
Class B shares	649	1,106	1,590	2,530
Class C shares	350	776	1,329	2,837

Expenses, assuming you kept your shares
Class A shares	$735	$1,078	$1,444	$2,470
Class B shares	250	806	1,390	2,530
Class C shares	250	776	1,329	2,837

10

	Class A	Class B	Class C
ticker symbol	SLANX	SLAOX	SLAPX
fund number	474	674	774

Scudder Latin America Fund

The Fund’s Main Investment Strategy

Under normal circumstances, the fund seeks long-term capital appreciation by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Latin American common stocks and other equities (equities that are traded mainly on Latin American markets, issued or guaranteed by a Latin American government or issued by a company organized under the laws of a Latin American country or any company with more than half of its business in Latin America). Latin America is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. Although the fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico, Panama and Peru.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

OTHER INVESTMENTS While most of the fund’s equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of net assets in debt securities including junk bonds (i.e., grade BB and below), 10% of which may include securities rated B or lower. Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

11

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The managers may focus on the securities of particular issuers or industries at different times.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or when adjusting its exposure to a given country.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt fund performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the Latin American markets. When Latin American stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to this risk as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

•	Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept above-average risks to their investments and are interested in investing for long-term growth and who seek exposure to Latin American markets.

12

•	Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches the managers’ estimate of its value.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Markets Risk. To the extent that the fund does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

13

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of fund holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Other factors that could affect fund performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

14

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with two broad-based market indexes (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is May 29, 2001. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Classes A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Latin America Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994	-9.66
1995	-10.05
1996	27.97
1997	30.94
1998	-29.89
1999	46.76
2000	-15.87
2001	-1.12
2002	-18.54
2003	54.49

For the periods included in the bar chart:

Best Quarter: 33.99%, Q4 1999	Worst Quarter: - 23.25%, Q1 1995

15

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Class A
Return before Taxes	45.60	7.68	3.29
Return after Taxes on Distributions	45.55	7.05	2.50
Return after Taxes on Distributions and Sale of Fund Shares	28.37	6.25	2.39
Class B (Return before taxes)	50.23	7.98	3.09
Class C (Return before taxes)	53.40	8.11	3.09
Index 1 (reflects no deductions for fees, expenses or taxes)	73.52	12.11	—
Index 2 (reflects no deductions for fees, expenses or taxes)	77.09	13.66	3.40

Index 1: The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets.

Index 2: The S&P/IFC Latin America Investable Total Return Index, an unmanaged, capitalization-weighted measure of stock performance in seven Latin American markets.

Total returns from 1994 through 1995, for Class A, B and C shares, and for 2003, for Class A shares, would have been lower if operating expenses hadn’t been reduced.

Effective March 1, 2004, the MSCI EM Latin America Index replaced the S&P/IFC Latin America Investable Total Return Index as the fund’s benchmark index because the advisor believes that it more accurately reflects the fund’s investment strategy.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

16

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75%	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None *	4.00%	1.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	1.25%	1.25%	1.25%
Distribution/Service (12b-1) Fees	0.21	1.00	0.99
Other Expenses**	0.74	0.84	0.74

Total Annual Operating Expenses**	2.20	3.09	2.98

Less Expense Waiver/Reimbursement***	0.23	0.33	0.23

Net Annual Fund Operating Expenses (after waiver)***	1.97	2.76	2.75

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
**	Restated and estimated to reflect the termination of the fixed rate administrative fee.
***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.75% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$763	$1,203	$1,667	$2,946
Class B shares	679	1,223	1,792	2,982
Class C shares	378	900	1,547	3,283

Expenses, assuming you kept your shares
Class A shares	$763	$1,203	$1,667	$2,946
Class B shares	279	923	1,592	2,982
Class C shares	278	900	1,547	3,283

17

	Class A	Class B	Class C
ticker symbol	KNEAX	KNEBX	KNECX
fund number	022	222	322

Scudder New Europe Fund

The Fund’s Main Investment Strategy

The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in European common stocks and other equities (equities that are traded mainly on European markets, issued by companies organized and based in Europe, or do more than half of their business there). The fund generally focuses on common stocks of companies in the more established markets of Western and Southern Europe such as Finland, Germany, France, Italy, Spain and Portugal.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with new or dominant products or technologies, among other factors.

Growth orientation. The managers look for stocks that seem to offer the potential for sustainable above-average growth of revenues or earnings relative to each stock’s own market and whose market prices appear reasonable in light of their potential growth.

Top-down analysis. The managers consider the outlook for economic, political, industrial and demographic trends and how they may affect various countries, sectors and industries.

OTHER INVESTMENTS While most of the fund’s equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of net assets in European debt securities of any credit quality, including junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

18

The managers may focus on the securities of particular issuers or industries at different times.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or when adjusting its exposure to a given country or industry.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt fund performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the European markets. When European stock prices fall, you should expect the value of your investment to fall as well. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

•	Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in exposure to European markets.

19

•	Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers’ estimate of its value.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Markets Risk. To the extent that the fund does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. Because the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

20

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of fund holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Other factors that could affect fund performance include:

•	the managers could be incorrect in their analysis of economic trends, countries, industries, companies or other matters

•	a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

21

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is September 3, 1999. In the bar chart, the performance figures for Class A shares before that date are based on the historical performance of the fund’s original share class (Class M), adjusted to reflect the higher gross total annual operating expenses of Class A. The performance of Class M shares reflects performance from when the fund was a closed-end fund (through September 3, 1999). Because the fund had no daily sales and redemptions, its performance as a closed-end fund may have been higher than if it had operated as an open-end fund.

In the table, the performance figures for each share class for the periods prior to their inception are based on the historical performance of Class M, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Classes A, B or C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder New Europe Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994	-0.27
1995	18.83
1996	34.23
1997	15.80
1998	29.03
1999	50.67
2000	-7.17
2001	-26.03
2002	-21.23
2003	33.25

For the periods included in the bar chart:

Best Quarter: 37.67%, Q4 1999	Worst Quarter: -25.25%, Q3 2002

22

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Class A
Return before Taxes	25.59	0.60	9.91
Return after Taxes on Distributions	25.75	-8.26	4.33
Return after Taxes on Distributions and Sale of Fund Shares	15.29	-6.90	4.13
Class B (Return before taxes)	28.92	0.73	9.63
Class C (Return before taxes)	31.90	0.83	9.57
Index (reflects no deductions for fees, expenses or taxes)	38.54	-0.78	8.71

Index: The Morgan Stanley Capital International Europe Equity Index, an unmanaged index that is generally representative of the equity securities of the European markets.

Total returns from 2000 through 2001, for Class A, B and C shares, and for 2003, for Class B and C shares, would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

23

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75%	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None *	4.00%	1.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fees	0.23	0.99	0.99
Other Expenses**	0.61	1.00	0.86

Total Annual Operating Expenses**	1.59	2.74	2.60

Less Expense Waiver/Reimbursement***	0.00	0.20	0.06

Net Annual Fund Operating Expenses (after waiver)***	1.59	2.54	2.54

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
**	Restated and estimated to reflect the termination of the fixed rate administrative fee.
***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.50% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses.

Based on the costs above (including for Class B and C, one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$727	$1,048	$1,391	$2,356
Class B shares	657	1,131	1,632	2,522
Class C shares	357	803	1,375	2,930

Expenses, assuming you kept your shares
Class A shares	$727	$1,048	$1,391	$2,356
Class B shares	257	831	1,432	2,522
Class C shares	257	803	1,375	2,930

24

	Class A	Class B	Class C
ticker symbol	SPAOX	SBPOX	SPCCX
fund number	473	673	773

Scudder Pacific Opportunities Fund

The Fund’s Main Investment Strategy

Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Pacific Basin common stocks and other equities (equities that are traded mainly on Pacific Basin markets, issued by companies organized under the laws of a Pacific Basin country or issued by any company with more than half of its business in the Pacific Basin). Pacific Basin countries include: the People’s Republic of China, Australia, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan — the so-called “four tigers.” The fund generally intends to focus on common stocks from the region’s smaller emerging markets and does not invest in Japan.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

OTHER INVESTMENTS While most of the fund’s equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of net assets in foreign or domestic debt securities in the top three credit grades. The fund may invest up to 20% of nettotal assets in non-Pacific Basin equities, excluding Japan.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

25

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The managers may focus on the securities of particular issuers or industries at different times.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or when adjusting its exposure to a given country.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt fund performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case Pacific Basin markets. When Pacific Basin stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to this risk as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

•	Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in investing for long-term growth who can accept above-average risks to their investments and who seek exposure to higher risk markets in the Pacific region.

26

•	Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers’ estimate of its value.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Markets Risk. To the extent that the fund does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

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Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of fund holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Other factors that could affect fund performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

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The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is May 29, 2001. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Classes A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Pacific Opportunities Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994	-17.35
1995	1.00
1996	6.16
1997	-37.90
1998	-12.87
1999	75.14
2000	-39.31
2001	-7.29
2002	-8.87
2003	43.72

For the periods included in the bar chart:

Best Quarter: 39.63%, Q2 1999	Worst Quarter: -27.21%, Q4 1997

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Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Class A
Return before Taxes	35.46	4.00	-5.25
Return after Taxes on Distributions	35.62	4.15	-5.33
Return after Taxes on Distributions and Sale of Fund Shares	21.49	3.46	-4.41
Class B (Return before taxes)	39.48	4.22	-5.45
Class C (Return before taxes)	42.73	4.44	-5.42
Index (reflects no deductions for fees, expenses or taxes)	46.98	6.68	-3.19

Index: The Morgan Stanley Capital International (MSCI) All Country Asia Free Index, an unmanaged capitalization-weighted measure of markets in the Pacific Region, excluding Japan.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

30

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75%	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None *	4.00%	1.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.85%	0.85%	0.85%
Distribution/Service (12b-1) Fees	0.22	1.00	0.98
Other Expenses**	0.98	1.24	1.17

Total Annual Operating Expenses**	2.05	3.09	3.00

Less Expense Waiver/Reimbursement***	0.07	0.33	0.26

Net Annual Fund Operating Expenses (after waiver)***	1.98	2.76	2.74

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
**	Restated and estimated to reflect the termination of the fixed rate administrative fee.
***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.75% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$764	$1,174	$1,609	$2,812
Class B shares	679	1,224	1,793	2,915
Class C shares	377	902	1,552	3,296

Expenses, assuming you kept your shares
Class A shares	$764	$1,174	$1,609	$2,812
Class B shares	279	924	1,593	2,915
Class C shares	277	902	1,552	3,296

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Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval.

•	Each fund will provide shareholders with at least 60 days’ notice prior to making any changes to its 80% investment policy.

•	The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

•	As a temporary defensive measure, each fund could shift up to 100% of assets (20% for Scudder New Europe Fund) into investments such as money market securities or other short-term instruments that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase a fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

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For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

33

Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for each fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder Greater Europe Growth Fund	1.00%
Scudder Latin America Fund	1.25%
Scudder New Europe Fund	0.75%
Scudder Pacific Opportunities Fund	0.85%

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The subadvisors

Scudder Pacific Opportunities Fund

Deutsche Asset Management (Asia) Limited (“DeAM Asia”), 20 Raffles Place, #27-01, Ocean Towers, Singapore, an affiliate of Deutsche Investment Management Americas Inc., is the subadvisor for Scudder Pacific Opportunities Fund. DeAM Asia renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund’s portfolio that is allocated to it by Deutsche Investment Management Americas Inc. from time-to-time for management. The advisor compensates DeAM Asia out of the management fee it receives from the fund.

Scudder Greater Europe Growth Fund and Scudder New Europe Fund

DeAMIS, One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder Greater Europe Growth Fund and Scudder New Europe Fund and is responsible for managing each fund’s assets. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The advisor compensates DeAMIS out of the management fee it receives from each fund.

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The portfolio managers

The following people handle the day-to-day management of the funds.

Scudder Greater Europe Growth Fund

Alexander (Sandy) Black

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Head of European Equity portfolio selection team, portfolio manager Europe ex-UK and Euroland Equity and head of European Equity local research team: London.

•	Joined Deutsche Asset Management (International) Ltd. in 1994 after eight years of experience as portfolio manager/analyst at NM Rothschild and Invesco.

•	MA, Cambridge University.

•	Joined the fund in 2002.

Julian Barrell

Director of Deutsche Asset Management and Co-Manager of the fund.

•	Portfolio Manager for European Equity and Europe ex-UK and Euroland Equity: London

•	Joined Deutsche Asset Management (International) Ltd. in 1997 as a member of the European Equity Team.

•	Previously with Foreign and Colonial Management Ltd. for five years.

•	Joined the fund in 2002.

Joerg Breedveld

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Head of global portfolio selection team for Europe ex-UK and Euroland Equity, member of European Equity portfolio selection team, European Mid-Cap Equity analyst and portfolio manager for German and Europe Equities: Frankfurt.

•	Joined Deutsche Asset Management International GmbH in 1991 as a portfolio manager, previously serving as investment advisor and financial analyst for German equities within Deutsche Bank Research.

•	Joined the fund in 2002.

Katrina Mitchell

Director of Deutsche Asset Management and Co-Manager of the fund.

•	Portfolio manager for European Equity and European ex-UK & Euroland Equity and member of the European Equity local research team: London.

•	Joined Deutsche Asset Management in 1993 as a Graduate Trainee.

•	Joined the fund in 2002.

Michael Schmidt

CFA, Director of Deutsche Asset Management and Co-Manager of the fund.

•	Head of global equity research team for Telecom Services sector and portfolio manager for European Equity and European ex-UK & Euroland Equity: Frankfurt.

•	Joined Deutsche Asset Management International GmbH in 1992 after two years of experience as a trainee for Deutsche Bank, Inglostadt.

•	Joined the fund in 2002.

John Wood

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Head of UK Portfolio Management; Chairman of the UK Portfolio Selection Team and a member of the European Portfolio Selection Team: London.

•	Joined Deutsche Asset Management (International) Ltd. in 1998.

•	Previously worked at SG Warburg Group; management consultant with McKinsey; UK Equity Fund Manager with Mercury Asset Management; Head of Equities with Foreign & Colonial Management.

•	MA from Oxford University; MBA from Harvard Business School.

•	Joined the fund in 2002.

Scudder Latin America Fund

Tara C. Kenney

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 1996.

•	Over 20 years of investment industry experience.

•	MBA, Stern School of Business, New York University.

Paul H. Rogers

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1994 and the fund in 1995.

•	Over 19 years of investment industry experience.

•	MBA, Stern School of Business, New York University.

36

Scudder New Europe Fund

Alexander (Sandy) Black

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Head of global equity research team for Telecom Services sector and portfolio manager for European Equity and Europe ex-UK and Euroland Equity: Frankfurt.

•	Joined Deutsche Asset Management International GmbH in 1992 after two years of experience as a trainee for Deutsche Bank, Inglostadt.

•	MA, Cambridge University.

•	Joined the fund in 2002.

Joerg Breedveld

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Head of global portfolio selection team for Europe ex-UK and Euroland Equity, member of European Equity portfolio selection team, European Mid-Cap Equity analyst and portfolio manager for German and Europe Equities: Frankfurt.

•	Joined Deutsche Asset Management International GmbH in 1991 as a portfolio manager, previously serving as investment advisor and financial analyst for German equities within Deutsche Bank Research.

•	Joined the fund in 2002.

Michael Schmidt

CFA, Director of Deutsche Asset Management and Co-Manager of the fund.

•	Head of global equity research team for Telecom Services sector and portfolio manager for European Equity and European ex-UK & Euroland Equity: Frankfurt.

•	Joined Deutsche Asset Management International GmbH in 1992 after two years of experience as a trainee for Deutsche Bank, Inglostadt.

•	Joined the fund in 2002.

Katrina Mitchell

Director of Deutsche Asset Management and Co-Manager of the fund.

•	Portfolio manager for European Equity and European ex-UK & Euroland Equity and member of the European Equity local research team: London.

•	Joined Deutsche Asset Management in 1993 as a Graduate Trainee.

•	Joined the fund in 2002.

Scudder Pacific Opportunities Fund

Terrence Gray

CFA, Director of Deutsche Asset Management and Lead Manager of the fund.

•	Joined Deutsche Asset Management in 1993 and the fund in 2001.

•	Head of global portfolio selection team for Pacific Basin Equity: New York.

•	Over 11 years of investment industry experience.

Pauline Tan

CFA, Assistant Vice President of Deutsche Asset Management and Manager of the fund.

•	Joined Deutsche Asset Management in 2000, having since served as portfolio manager for Pacific Basin Equity and Asian ex-Japan equities with a market specialization and member of Asian Local Research Team: Singapore.

•	Previously served as research analyst for 4 years for AIG Investment Corp. and Commerzbank Asset Management Asia Ltd.

•	Over 7 years of investment industry experience.

•	Joined the fund in 2002.

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Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund has been audited by PricewaterhouseCoopers LLP, independent accountants, and the information for Scudder New Europe Fund has been audited by Ernst & Young LLP, independent auditors, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder Greater Europe Growth Fund — Class A

Years Ended October 31,	2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$18.06		$22.13	$25.79

Income (loss) from investment operations:
Net investment income (loss)^b	.18		.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.99		(4.09)	(3.65)

Total from investment operations	3.17		(4.03)	(3.66)

Less distributions from:
Net investment income	(.07)		(.04)	—
Redemption fees	—	***	— ***	—

Net asset value, end of period	$21.16		$18.06	$22.13

Total Return (%)^c	17.59	^d	(18.29)	(14.19	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		1	.72
Ratio of expenses (%)	1.65		1.66	1.64	*
Ratio of net investment income (loss) (%)	1.02		.25	(.07	)*
Portfolio turnover rate (%)	71		89	104

^a	For the period from March 19, 2001 (commencement of sales of Class A shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

38

Scudder Greater Europe Growth Fund — Class B

Years Ended October 31,	2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$17.85		$22.02	$25.79

Income (loss) from investment operations:
Net investment income (loss)^b	.05		(.10)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.94		(4.07)	(3.64)

Total from investment operations	2.99		(4.17)	(3.77)

Redemption fees	—	***	— ***	—

Net asset value, end of period	$20.84		$17.85	$22.02

Total Return (%)^c	16.75		(18.97)	(14.62	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.24		.25	.05
Ratio of expenses (%)	2.45		2.46	2.44	*
Ratio of net investment income (loss) (%)	.22		(.55)	(.87	)*
Portfolio turnover rate (%)	71		89	104

^a	For the period from March 19, 2001 (commencement of sales of Class B shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

39

Scudder Greater Europe Growth Fund — Class C

Years Ended October 31,	2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$17.86		$22.01	$25.79

Income (loss) from investment operations:
Net investment income (loss)^b	.04		(.10)	(.11)
Net realized and unrealized gain (loss) on investment transactions	2.94		(4.05)	(3.67)

Total from investment operations	2.98		(4.15)	(3.78)

Redemption fees	—	***	— ***	—

Net asset value, end of period	$20.84		$17.86	$22.01

Total Return (%)^c	16.69		(18.86)	(14.66	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.36		.28	.06
Ratio of expenses (%)	2.45		2.43	2.42	*
Ratio of net investment income (loss) (%)	.22		(.52)	(.85	)*
Portfolio turnover rate (%)	71		89	104

^a	For the period from March 19, 2001 (commencement of sales of Class C shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

40

Scudder Latin America Fund — Class A

Years Ended October 31,	2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$15.21		$17.36	$21.51

Income (loss) from investment operations:
Net investment income (loss)^b	.22		.14	(.09)
Net realized and unrealized gain (loss) on investment transactions	6.26		(2.10)	(4.06)

Total from investment operations	6.48		(1.96)	(4.15)

Less distributions from:
Net investment income	(.10)		(.27)	—
Redemption fees	.00	***	.08	—

Net asset value, end of period	$21.59		$15.21	$17.36

Total Return (%)^c	42.72	^d	(11.12)	(19.29	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		.23	.55
Ratio of expenses before expense reductions (%)	2.17		2.18	2.18	*
Ratio of expenses after expense reductions (%)	2.14		2.18	2.18	*
Ratio of net investment income (loss) (%)	1.29		.83	(1.39	)*
Portfolio turnover rate (%)	24		22	20

^a	For the period from May 29, 2001 (commencement of sales of Class A shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

41

Scudder Latin America Fund — Class B

Years Ended October 31,	2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$15.18		$17.32	$21.51

Income (loss) from investment operations:
Net investment income (loss)^b	.07		.04	(.14)
Net realized and unrealized gain (loss) on investment transactions	6.26		(2.14)	(4.05)

Total from investment operations	6.33		(2.10)	(4.19)

Less distributions from:	—		(.12)	—
Net investment income
Redemption fees	.00	***	.08	—

Net asset value, end of period	$21.51		$15.18	$17.32

Total Return (%)^c	41.70	^d	(11.82)	(19.48	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.22		.04	.001
Ratio of expenses before expense reductions (%)	3.00		2.98	2.98	*
Ratio of expenses after expense reductions (%)	2.96		2.98	2.98	*
Ratio of net investment income (loss) (%)	.47		.03	(2.19	)*
Portfolio turnover rate (%)	24		22	20

^a	For the period from May 29, 2001 (commencement of sales of Class B shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

42

Scudder Latin America Fund — Class C

Years Ended October 31,	2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$15.14		$17.28	$21.51

Income (loss) from investment operations:
Net investment income (loss)^b	.08		.05	(.14)
Net realized and unrealized gain (loss) on investment transactions	6.23		(2.15)	(4.09)

Total from investment operations	6.31		(2.10)	(4.23)

Less distributions from:
Net investment income	—		(.12)	—
Redemption fees	.00	***	.08	—

Net asset value, end of period	$21.45		$15.14	$17.28

Total Return (%)^c	41.68	^d	(11.82)	(19.67	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.22		.01	.001
Ratio of expenses before expense reductions (%)	2.97		2.95	2.95	*
Ratio of expenses after expense reductions (%)	2.92		2.95	2.95	*
Ratio of net investment income (loss) (%)	.51		.06	(2.16	)*
Portfolio turnover rate (%)	24		22	20

^a	For the period from May 29, 2001 (commencement of sales of Class C shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

43

Scudder New Europe Fund — Class A

Years Ended October 31,	2003	2002	2001		2000	1999^a
Selected Per Share Data
Net asset value, beginning of period	$7.35	$9.01	$15.78		$14.87	$14.27

Income (loss) from investment operations:
Net investment income (loss)^b	.09	.04	.02		(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.28	(1.70)	(3.43)		2.95	.63

Total from investment operations	1.37	(1.66)	(3.41)		2.86	.60

Less distributions from:
Net investment income	(.04)	—	—		—	—
Net realized gains on investment transactions	—	—	(3.36)		(1.95)	—

Total distributions	(.04)	—	(3.36)		(1.95)	—

Net asset value, end of period	$8.68	$7.35	$9.01		$15.78	$14.87

Total Return (%)^c	18.72	(18.42)	(26.93)		18.77	4.20	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	104	150		281	32
Ratio of expenses before expense reductions (%)	1.42	1.38	1.40	^d	1.74	1.63	*
Ratio of expenses after expense reductions (%)	1.42	1.38	1.38	^d	1.72	1.63	*
Ratio of net investment income (loss) (%)	1.20	.50	.17		(.55)	(1.21	)*
Portfolio turnover rate (%)	77	93	94		87	58	*

^a	For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.36% and 1.36%, respectively.
*	Annualized
**	Not annualized

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Scudder New Europe Fund — Class B

Years Ended October 31,	2003		2002	2001		2000	1999^a
Selected Per Share Data
Net asset value, beginning of period	$6.87		$8.50	$15.20		$14.49	$13.91

Income (loss) from investment operations:
Net investment income (loss)^b	.03		(.02)	(.09)		(.20)	(.05)
Net realized and unrealized gain (loss) on investment transactions	1.19		(1.61)	(3.25)		2.86	.63

Total from investment operations	1.22		(1.63)	(3.34)		2.66	.58

Less distributions from:
Net realized gains on investment transactions	—		—	(3.36)		(1.95)	—

Total distributions	—		—	(3.36)		(1.95)	—

Net asset value, end of period	$8.09		$6.87	$8.50		$15.20	$14.49

Total Return (%)^c	17.76	^d	(19.18)	(27.61)		17.79	4.17	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		17	26		40	20
Ratio of expenses before expense reductions (%)	2.26		2.21	2.39	^e	2.64	2.36	*
Ratio of expenses after expense reductions (%)	2.23		2.21	2.38	^e	2.63	2.36	*
Ratio of net investment income (loss) (%)	.45		(.33)	(.83)		(1.21)	(1.95	)*
Portfolio turnover rate (%)	77		93	94		87	58	*

^a	For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
^e	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.31% and 2.31%, respectively.
*	Annualized
**	Not annualized

45

Scudder New Europe Fund — Class C

Years Ended October 31,	2003		2002	2001		2000	1999^a
Selected Per Share Data
Net asset value, beginning of period	$6.97		$8.61	$15.34		$14.62	$14.02

Income (loss) from investment operations:
Net investment income (loss)^b	.03		(.02)	(.07)		(.20)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.20		(1.62)	(3.30)		2.87	.64

Total from investment operations	1.23		(1.64)	(3.37)		2.67	.60

Less distributions from:
Net realized gains on investment transactions	—		—	(3.36)		(1.95)	—

Total distributions	—		—	(3.36)		(1.95)	—

Net asset value, end of period	$8.20		$6.97	$8.61		$15.34	$14.62

Total Return (%)^c	17.65	^d	(19.05)	(27.54)		17.69	4.28	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		7	11		17	5
Ratio of expenses before expense reductions (%)	2.22		2.19	2.20	^e	2.67	2.40	*
Ratio of expenses after expense reductions (%)	2.21		2.19	2.20	^e	2.66	2.40	*
Ratio of net investment income (loss) (%)	.47		(.31)	(.65)		(1.18)	(1.99	)*
Portfolio turnover rate (%)	77		93	94		87	58	*

^a	For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
^e	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.15% and 2.15%, respectively.
*	Annualized
**	Not annualized

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Scudder Pacific Opportunities Fund — Class A

Years Ended October 31,	2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$7.97		$7.37	$9.37

Income (loss) from investment operations:
Net investment income (loss)^b	.08		(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.85		.62	(2.00)

Total from investment operations	2.93		.59	(2.01)

Redemption fees	—	***	.01	.01

Net asset value, end of period	$10.90		$7.97	$7.37

Total Return (%)^c	36.76		8.14	(21.34	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18		7	6
Ratio of expenses (%)	1.76		1.79	1.80	*
Ratio of net investment income (loss) (%)	.94		(.33)	(.09	)*
Portfolio turnover rate (%)	109		77	212

^a	For the period from May 29, 2001 (commencement of sales of Class A shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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Scudder Pacific Opportunities Fund — Class B

Years Ended October 31,	2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$7.88		$7.35	$9.37

Income (loss) from investment operations:
Net investment income (loss)^b	.01		(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.80		.62	(2.00)

Total from investment operations	2.81		.52	(2.03)

Redemption fees	—	***	.01	.01

Net asset value, end of period	$10.69		$7.88	$7.35

Total Return (%)^c	35.66		7.21	(21.56	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		4	4
Ratio of expenses (%)	2.59		2.59	2.61	*
Ratio of net investment income (loss) (%)	.11		(1.13)	(.90	)*
Portfolio turnover rate (%)	109		77	212

^a	For the period from May 29, 2001 (commencement of sales of Class B shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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Scudder Pacific Opportunities Fund — Class C

Years Ended October 31,	2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$7.89		$7.35	$9.37

Income (loss) from investment operations:
Net investment income (loss)^b	.02		(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.79		.63	(2.00)

Total from investment operations	2.81		.53	(2.03)

Redemption fees	—	***	.01	.01

Net asset value, end of period	$10.70		$7.89	$7.35

Total Return (%)^c	35.61		7.35	(21.56	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		1	1
Ratio of expenses (%)	2.55		2.56	2.57	*
Ratio of net investment income (loss) (%)	.15		(1.10)	(.86	)*
Portfolio turnover rate (%)	109		77	212

^a	For the period from May 29, 2001 (commencement of sales of Class C shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

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Choosing a Share Class

This prospectus describes three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare
Class A
• Sales charges of up to 5.75%, charged when you buy shares • In most cases, no charges when you sell shares • Up to 0.25% annual shareholder service fee	• Some investors may be able to reduce or eliminate their sales charges; see next page • Total annual operating expenses are lower than those for Class B or Class C

Class B

•      No charges when you buy shares

•      Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years

•      0.75% annual distribution fee and up to 0.25% annual shareholder service fee

• The deferred sales charge rate falls to zero after six years • Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C
• Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year • 0.75% annual distribution fee and up to 0.25% annual shareholder service fee	• The deferred sales charge rate is lower than Class B shares, but your shares never convert to Class A, so annual expenses remain higher

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, a fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

51

Class A shares

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Front-end Sales Charge as a % of offering price*	Front-end Sales Charge as a % of your net investment
Up to $50,000	5.75%	6.10%
$50,000-$99,999	4.50	4.71
$100,000-$249,999	3.50	3.63
$250,000-$499,999	2.60	2.67
$500,000-$999,999	2.00	2.04
$1 million or more	See below and next page

*	The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $50,000 over the next 24 months (“letter of intent”)

•	the amount of shares you already own (including shares in certain other funds) plus the amount you’re investing now is at least $50,000 (“cumulative discount”)

•	you are investing a total of $50,000 or more in several funds at once (“combined purchases”)

The point of these three features is to let you count investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category in the table above, it’s generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

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You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	investing through certain workplace retirement plans

•	participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

•	exchanging an investment in Class A shares of another fund for an investment in the fund

•	a current or former director or trustee of the Deutsche or Scudder mutual funds

•	an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them (“Large Order NAV Purchase Privilege”). This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

53

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00
Fourth or fifth year	2.00
Sixth year	1.00
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in a fund or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

54

Class C shares

Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Because Class C shares have higher annual expenses, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren’t certain of their investment time horizon.

55

How to Buy Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts	$50 or more for regular accounts and IRA accounts

$500 or more for IRAs	$50 or more with an Automatic Investment Plan

Through a financial advisor

• Contact your advisor using the method that’s most convenient for you	• Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below)

• Fill out and sign an application • Send it to us at the appropriate address, along with an investment check

•      Send a check made out to “Scudder Funds” and a Scudder investment slip to us at the appropriate address below

•      If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By phone

Not available	• Call (800) 621-1048 for instructions

With an automatic investment plan

Not available	• To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet

Not available	• Call (800) 621-1048 to establish Internet access

• Go to www.scudder.com and log in

• Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356

Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

56

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ($500 for IRAs)	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 61

$50 or more for exchanges between existing accounts

Through a financial advisor

• Contact your advisor by the method that’s most convenient for you	• Contact your advisor by the method that’s most convenient for you

By phone or wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By mail, express mail or fax (see previous page)

Write a letter that includes:	Write a letter that includes:

• the fund, class and account number you’re exchanging out of	• the fund, class and account number from which you want to sell shares

• the dollar amount or number of shares you want to exchange	• the dollar amount or number of shares you want to sell

• the name and class of the fund you want to exchange into	• your name(s), signature(s) and address, as they appear on your account

• your name(s), signature(s) and address, as they appear on your account	• a daytime telephone number

• a daytime telephone number

With an automatic exchange plan

• To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a fund account, call (800) 621-1048

On the Internet

• Call (800) 621-1048 to establish Internet access	• Call (800) 621-1048 to establish Internet access

• Go to www.scudder.com and log in	• Go to www.scudder.com and log in

• Follow the instructions for making On-line exchanges	• Follow the instructions for making on-line redemptions

57

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from it about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B and Class C shares. Certain funds have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

58

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

59

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and Electronic Transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, starter checks, third party checks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

60

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don’t affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

61

There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors, Inc. that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

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If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

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How the funds calculate share price

To calculate net asset value per share or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Share Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund’s Board that are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security’s value has been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale.

Because the funds invest in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds do not price their shares.

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Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in each fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice so you can either increase your balance or close your account (these policies don’t apply to most retirement accounts, if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or in any case, where a fall in share price created the low balance)

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•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; in most cases, the funds generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

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Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to its shareholders in November or December, and if necessary, may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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The tax status of fund earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:
Distributions from a fund

• gains from the sale of securities held by a fund for more than one year	• gains from the sale of securities held by a fund for one year or less

• qualified dividend income	• all other taxable income

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, each fund’s yield on those securities would be decreased. A fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if more than 50% of the fund’s total assets are stock or securities of foreign corporations and the fund meets its distribution requirements for that year. In addition, any investments in foreign securities or foreign currencies may increase or accelerate each fund’s recognition of ordinary income and may affect the timing or amount of each fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund’s shares for lower rates to apply.

For taxable years beginning on or before December 31, 2008, long- term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

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A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

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Notes

Notes

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of each fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the funds, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the funds are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the funds, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza	Public Reference Section
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
www.scudder.com	www.sec.gov
(800) 621-1048	(202) 942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

SEC File Numbers:

Chicago, IL 60606-5808	Scudder Greater Europe Growth Fund	811-642

SCUDDER INVESTMENTS	Scudder Latin America Fund	811-642

	Scudder New Europe Fund	811-5969

A Member of Deustche Asset Management [LOGO]	Scudder Pacific Opportunities Fund	811-642

SCUDDER

INVESTMENTS

Regional/International Funds
Institutional Class

Prospectus

March 1, 2004
Scudder New Europe Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Fund Works

On the next few pages, you’ll find information about the fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Institutional Class
fund number	529

Scudder New Europe Fund

The Fund’s Main Investment Strategy

The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in European common stocks and other equities (equities that are traded mainly on European markets, issued by companies organized and based in Europe, or do more than half of their business there). The fund generally focuses on common stocks of companies in the more established markets of Western and Southern Europe such as Finland, Germany, France, Italy, Spain and Portugal.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with new or dominant products or technologies, among other factors.

Growth orientation. The managers look for stocks that seem to offer the potential for sustainable above-average growth of revenues or earnings relative to each stock’s own market and whose market prices appear reasonable in light of their potential growth.

Top-down analysis. The managers consider the outlook for economic, political, industrial and demographic trends and how they may affect various countries, sectors and industries.

The managers may focus on the securities of particular issuers or industries at different times.

OTHER INVESTMENTS While most of the fund’s equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of net assets in European debt securities of any credit quality, including junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or when adjusting its exposure to a given country.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt fund performance, cause you to lose money or cause the fund’s performance to trail that of other investments. the fund

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the European markets. When European stock prices fall, you should expect the value of your investment to fall as well. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investment Market Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

•	Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in long-term growth through exposure to Europe’s established markets.

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•	Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets smaller and less liquid than the US market. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers’ estimate of its value.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Markets Risk. To the extent that the fund does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. Because the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

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Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of fund holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Other factors that could affect fund performance include:

•	the managers could be incorrect in their analysis of economic trends, countries, industries, companies or other matters

•	a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

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The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder New Europe Fund

Annual Total Returns (%) as of 12/31/03	Institutional Class

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

2003	33.38

For the periods included in the bar chart:

Best Quarter: 21.30%, Q2 2003	Worst Quarter: -9.81%, Q1 2003

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Average Annual Total Returns (%) as of 12/31/2003

	1 Year	Since Inception*
Institutional Class
Return before Taxes	33.38	15.38
Return after Taxes on Distributions	33.49	15.36
Return after Taxes on Distributions and Sale of Fund Shares	22.48	13.37
Index (reflects no deductions for fees, expenses or taxes)	38.54	24.13

Index: The Morgan Stanley Capital International Europe Equity Index, an unmanaged index that is generally representative of the equity securities of the European markets.

*	Since 8/19/02.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 730-1313 or visit our Web site at www.scudder.com.

The Return After Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

Fee Table
Shareholder Fees, paid directly from your investment	None
Annual Operating Expenses, deducted from fund assets
Management Fee	0.75%
Distribution/Service (12b-1) Fees	None
Other Expenses*	0.52
Total Annual Operating Expenses**	1.27
Less Expense Waiver/Reimbursement**	0.12
Net Annual Fund Operating Expenses (after waiver)**	1.15

*	Restated and estimated to reflect the termination of the fixed rate administrative fee.
**	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.10% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Institutional Class shares to those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Institutional Class	$117	$391	$685	$1,523

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Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval.

•	The fund will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s 80% investment policy as described herein.

•	The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

•	As a temporary defensive measure, the fund could shift up to 20% of its assets into investments such as money market securities or other short-term instruments that offer comparable levels of risk. This could prevent losses, but while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

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For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

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Who Manages and Oversees the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for the fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from the fund. For the most recent fiscal year, the actual amount paid in management fees was 0.75% of the fund’s average daily net assets.

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The subadvisor

DeAMIS, One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for the fund and is responsible for managing the fund’s assets.

DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The Advisor compensates DeAMIS out of the management fee it receives from the fund.

The portfolio managers

The following people handle the day-to-day management of the fund.

Alexander (Sandy) Black

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Head of European Equity portfolio selection team, portfolio manager Europe ex-UK and Euroland Equity and head of European Equity local research team: London.

•	Joined Deutsche Asset Management (International) Ltd. in 1994 after eight years of experience as portfolio manager/analyst at NM Rothschild and Invesco.

•	MA, Cambridge University.

•	Joined the fund in 2002.

Joerg Breedveld

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Head of global portfolio selection team for Europe ex-UK and Euroland Equity, member of European Equity portfolio selection team, European Mid-Cap Equity analyst and portfolio manager for German and Europe Equities: Frankfurt.

•	Joined Deutsche Asset Management International GmbH in 1991 as a portfolio manager, previously serving as investment advisor and financial analyst for German equities within Deutsche Bank Research.

•	Joined the fund in 2002.

Michael Schmidt

CFA, Director of Deutsche Asset Management and Co-Manager of the fund.

•	Head of global equity research team for Telecom Services sector and portfolio manager for European Equity and European ex-UK & Euroland Equity: Frankfurt.

•	Joined Deutsche Asset Management International GmbH in 1992 after two years of experience as a trainee for Deutsche Bank, Inglostadt.

•	Joined the fund in 2002.

Katrina Mitchell

Director of Deutsche Asset Management and Co-Manager of the fund.

•	Portfolio manager for European Equity and European ex UK & Euroland Equity and member of the European Equity local research team: London.

•	Joined Deutsche Asset Management in 1993 as a Graduate Trainee.

•	Joined the fund in 2002.

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Financial Highlights

This table is designed to help you understand the fund’s financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover).

Scudder New Europe Fund — Institutional Class

Years Ended October 31,	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$7.36	$8.12

Income (loss) from investment operations:	.11	—	^c
Net investment income (loss)^b
Net realized and unrealized gain (loss) on investment transactions	1.26	(.76)

Total from investment operations	1.37	(.76)

Less distributions from:	(.06)	—
Net investment income

Total distributions	(.06)	—

Net asset value, end of period	$8.67	$7.36

Total Return (%)	18.79	(9.36	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.003	.001
Ratio of expenses (%)	1.15	1.10	*
Ratio of net investment income (loss) (%)	1.53	(.23	)*
Portfolio turnover rate (%)	77	93

^a	For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to October 31, 2002.
^b	Based on average shares outstanding during the period.
^c	Amount is less than $.005.
*	Annualized
**	Not annualized

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How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

If you’re investing through a service agent — for example, a workplace retirement plan, financial supermarket or financial advisor — your service agent may have its own policies or instructions and you should follow those.

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Buying and Selling Institutional Class Shares

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent (“service agent”). Contact them for details on how to enter and pay for your order. The fund’s investment advisor or administrator or their affiliates may provide compensation to service agents for distribution, administrative and promotional services. You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to Scudder Investments Service Company. Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund’s shareholders.

Eligibility requirements

You may buy Institutional Class shares if you are any of the following:

•	An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

•	An employee benefit plan with assets of at least $50 million.

•	A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

•	A client of the private banking division of Deutsche Bank AG.

•	A current or former director or trustee of the Deutsche or Scudder mutual funds.

•	An employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

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Investment minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

•	Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

•	Employee benefit plans with assets of at least $50 million.

•	Clients of the private banking division of Deutsche Bank AG.

•	A current or former director or trustee of the Deutsche or Scudder mutual funds.

•	An employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the Transfer Agent

By Phone:	(800) 730-1313

First Investments	Scudder Investments Service Company
By Mail:	P.O. Box 219356
Kansas City, MO 64121-9356

Additional	Scudder Investments Service Company
Investments By	P.O. Box 219154
Mail:	Kansas City, MO 64121-9154

By Overnight Mail:	Scudder Investments Service Company
811 Main Street
Kansas City, MO 64105-2005

By Fax (for (800) 821-6234 exchanging and selling shares only):

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

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How to open your fund account

MAIL:	Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the transfer agent.) Mail the completed application along with a check payable to Scudder New Europe Fund— Institutional Class— 529 to the transfer agent. The addresses are shown under “How to contact the Transfer Agent.”

WIRE:	Call the transfer agent to set up a wire account.

FUND NAME AND FUND NUMBER:	Scudder New Europe Fund— Institutional Class— 529

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to “Scudder New Europe Fund — Institutional Class — 529,” to the transfer agent. The addresses are shown above under “How to contact the Transfer Agent.” Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to “Scudder Funds” and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund’s name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

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WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call Shareholder Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) on the next business day following your purchase.

Bank Name:	State Street Kansas City

Routing No:	101003621

Attn:	Scudder Funds

DDA No:	751-069-1

FBO:	(Account name) (Account number)

Credit:	Scudder New Europe Fund— Institutional Class— 529

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

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TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your service agent or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling the transfer agent.

You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider or through a retirement plan, check the materials you received from it about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund’s Institutional Class. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading. You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

Telephone and Electronic Transactions. You are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

23

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, you must use a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

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Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of the fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided the original guarantee.

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Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or Shareholder Services for more information.

How the fund calculates share price

To calculate net asset value or NAV, the share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund’s Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale.

Because the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund does not price its shares.

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Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	redeem your shares or close your account on 60 days’ notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimum at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

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Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to shareholders annually in November or December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:
Taxable distributions from the fund

• gains from the sale of securities held by the fund for more than one year	• gains from the sale of securities held by the fund for one year or less

• qualified dividend income	• all other taxable income

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund’s yield on those securities would be decreased. The fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if more than 50% of the fund’s total assets are stock or securities of foreign corporations and the fund meets its distribution requirements for that year. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for lower rates to apply.

For taxable years beginning on or before December 31, 2008, long- term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

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The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

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Notes

To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund’s financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza	Public Reference Section
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
www.scudder.com	www.sec.gov
(800) 621-1048	(202) 942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SCUDDER INVESTMENTS	SEC File Number:

A Member of Deustche Asset Management [LOGO]	Scudder New Europe Fund	811-5969

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SCUDDER INVESTMENTS

Regional/International Funds

Institutional Class

Prospectus

December 3, 2004

Scudder Greater Europe Growth Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Fund Works		How to Invest In the Fund

4	The Fund’s Main Investment Strategy	17	Buying and Selling Institutional Class Shares

5	The Main Risks of Investing in the Fund	21	Policies You should Know About

9	The Fund’s Performance History	29	Understanding Distributions and Taxes

11	How Much Investors Pay

12	Other Policies and Secondary Risks

13	Who Manages and Oversees the Fund

15	Financial Highlights

How the Fund Works

On the next few pages, you’ll find information about the fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Institutional Class

	fund number	1477
Scudder Greater Europe Growth Fund

The Fund’s Main Investment Strategy

Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of its total assets in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies organized under the laws of Europe or do more than half of their business there). Although the fund may invest in equities of any size or European country, it tends to focus on common stocks of multinational companies in industrialized Western and Southern European countries such as France, Italy, Germany, the Netherlands and the United Kingdom.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

OTHER INVESTMENTS While most of the fund’s equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of its total assets in European debt securities, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

4

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The managers may focus on the securities of particular issuers or industries at different times.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its exposure to a given country.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt fund performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the European markets. When European stock prices fall, you should expect the value of your investment to fall as well. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in gaining exposure to Europe’s established markets.

5

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

•	Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

•	Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers’ estimate of its value.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Markets Risk. To the extent that the fund does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

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Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of fund holdings can affect overall performance more than if the fund invested in a larger number of issuers.

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Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

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The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the fund’s Class S shares have varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

Institutional Class shares are expected to commence operations after completion of the reorganization of Scudder New Europe Fund into Scudder Greater Europe Growth Fund in March 2005 and therefore do not have a full calendar year of performance available. In the bar chart and the table, the performance figures reflect the performance of the fund’s original share class (Class S). Although Class S shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

The table shows returns for Class S shares on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Greater Europe Growth Fund

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	23.61
1996	30.88
1997	23.99
1998	29.20
1999	34.58
2000	-9.11
2001	-25.69
2002	-21.15
2003	32.46

2004 Total Return as of September 30: 1.91%

For the periods included in the bar chart:

Best Quarter: 30.92%, Q4 1999	Worst Quarter: -25.02%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	Since Inception
Class S
Return before Taxes	32.46	-1.03	9.77
Return after Taxes on Distributions	32.70	-1.13	9.26
Return after Taxes on Distributions and Sale of Fund Shares	21.87	-0.75	8.48
Index (reflects no deductions for fees, expenses or taxes)	38.54	-0.78	8.87

Index: The Morgan Stanley Capital International (MSCI) Europe Index, an unmanaged capitalization-weighted measure of 15 stock markets in Europe.

*	Class S commenced operations 10/10/1994. Index comparison begins 10/31/1994.

Total returns from 1995 through 1997 and for 2003 would have been lower if operating expenses hadn’t been reduced.

Institutional Class does not have a full calendar year of performance and past performance data is not provided. Although Class S shares are not offered in this prospectus, they are invested in the same portfolio of securities as Institutional Class. Institutional Class shares’ annual total returns differ only to the extent that the classes have different fees and expenses.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

Fee Table
Shareholder Fees, paid directly from your investment	None
Redemption/Exchange fee on shares owned less than 30 days (as % of amount redeemed, if applicable)*	2.00%
Annual Operating Expenses, deducted from fund assets
Management Fee	1.00%
Distribution (12b-1) Fee	None
Other Expenses**	0.44
Total Annual Operating Expenses**	1.44

*	This fee will be charged on applicable redemptions or exchanges on or after February 1, 2005. Please see “Policies about transactions” for further information.

**	Estimated since no Institutional Class shares were issued as of the fund’s fiscal year end.

Based on the costs above, this example helps you compare this fund’s Institutional Class shares expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Institutional Class	$147	$456	$787	$1,724

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Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval.

•	The fund will provide shareholders with at least 60 days’ notice prior to making any changes to its 80% investment policy.

•	The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

•	As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term instruments that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

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For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

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DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the fund. For the most recent fiscal year end, the actual amount the fund paid in management fees was 1.00% of the fund’s average daily net assets.

The subadvisor

Deutsche Asset Management (International) Ltd. (“DeAMIS”), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for the fund and is responsible for managing the fund’s assets. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeIM compensates DeAMIS out of the management fee it receives from the fund.

The portfolio managers

The following people handle the day-to-day management of the fund.

Piers Hillier	Paras Anand
Managing Director, Deutsche	Vice President, Deutsche Asset
Asset Management and Manager of	Management and Manager of the
the fund.	fund.
• Head of institutional European equities: London.	• Portfolio Manager for Continental and Pan-European retail funds: London

• Joined Deutsche Asset Management (International) Ltd. in 2004 after 11 years of experience as European equities portfolio manager at Schroders and at Deloitte & Touche.	• Joined Deutsche Asset Management (International) Ltd. in 2003 after seven years of experience managing a Pan-European hedge fund at HSBC and as a fund manager for UK equities at Invesco.

• Joined the fund in 2004.	• Joined the fund in 2004.

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Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights

Because Institutional Class shares of the fund are newly offered, there is no financial information available for these shares as of the date of this prospectus.

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How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Institutional Class Shares

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent (“financial advisor”). Contact them for details on how to enter and pay for your order. The fund’s advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to Scudder Investments Service Company (the “transfer agent”). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund’s shareholders.

Eligibility requirements

You may buy Institutional Class shares if you are any of the following:

•	An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

•	An employee benefit plan with assets of at least $50 million.

•	A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

•	A client of the private banking division of Deutsche Bank AG.

•	A current or former director or trustee of the Deutsche or Scudder mutual funds.

•	An employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

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Investment minimums

Your initial investment must be at least $1,000,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

•	Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

•	Employee benefit plans with assets of at least $50 million.

•	Clients of the private banking division of Deutsche Bank AG.

•	A current or former director or trustee of the Deutsche or Scudder mutual funds.

•	An employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the transfer agent

By Phone:	(800) 730-1313

First Investments	Scudder Investments Service Company
By Mail:	P.O. Box 219356
Kansas City, MO 64121-9356

Additional	Scudder Investments Service Company
Investments	P.O. Box 219154
By Mail:	Kansas City, MO 64121-9154

By Overnight Mail:	Scudder Investments Service Company
210 W. 10th Street
Kansas City, MO 64105-1614

By Fax (for exchanging and selling shares only):	(800) 821-6234

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

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How to open your fund account

MAIL:	Complete and sign the account application that
accompanies this prospectus. (You may obtain
additional applications by calling the transfer
agent.) Mail the completed application along
with a check payable to the fund you have
selected to the transfer agent. Be sure to
include the fund number. The addresses shown
under “How to contact the transfer agent.”

WIRE:	Call the transfer agent to set up a wire account.

FUND NAME	Scudder Greater Europe Growth Fund —
AND FUND	Institutional Class — 1477.
NUMBER:

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to “Scudder Greater Europe Growth Fund — Institutional Class — 1477” to the transfer agent. The addresses are shown above under “How to contact the transfer agent.” Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to “Scudder Funds” and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund’s name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

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WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call Shareholder Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase.

Bank Name:	State Street Kansas City

Routing No:	101003621

Attn:	Scudder Funds

DDA No:	751-069-1

FBO:	(Account name)
(Account number)

Credit	Scudder Greater Europe Growth Fund — Institutional Class — 1477.

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. Each fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

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TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your service agent or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional Class shares of another Scudder fund by calling Shareholder Services.

You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund’s Institutional Class. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.

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Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

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Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Redemption fees. Effective February 1, 2005, the fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund’s.

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The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of (i) participants in certain research wrap programs, (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders and (iii) any mutual fund advised by the Advisor and its affiliates (e.g., “funds of funds”). The fund expects that the waiver for certain group retirement plans will be eliminated over time as the plans’ operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to modify or terminate these waivers or the redemption fee at any time.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

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Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

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We do not issue share certificates.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature—a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

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How the fund calculates share price

To calculate net asset value per share, or NAV, the share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

Effective on or after February 1, 2005, the fund will charge a short-term redemption fee equal to 2.00% of the value of shares redeemed or exchanged within 30 days of buying them. Please see “Policies about transactions — Redemption fees” for further information.

We typically value securities using information furnished by an independent pricing service or marked quotations, where appropriate. However, we may use methods approved by the fund’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn’t price its shares.

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Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for any other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account on 60 days’ notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason other than a change in market value

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimum at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

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Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to shareholders in November or December, and if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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The tax status of the fund’s earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:

Distributions from the fund

• gains from the sale of securities held by a fund for more than one year	• gains from the sale of securities held by a fund for one year or less

• qualified dividend income	• all other taxable income

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund’s yield on those securities would be decreased. The fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if more than 50% of the fund’s total assets are stock or securities of foreign corporations and the fund meets its distribution requirements for that year. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for lower rates to apply.

For taxable years beginning on or before December 31, 2008, the maximum long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

30

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

31

To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza	Public Reference Section
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
www.scudder.com	www.sec.gov
(800) 730-1313	(202) 942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SCUDDER INVESTMENTS	SEC File Number:

A Member of Deutsche Asset Management [LOGO]	Scudder Greater Europe Growth Fund 811-642

32

[Scudder Investments logo]

Scudder Greater Europe Growth Fund

Semiannual Report to Shareholders

April 30, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Finally, the fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

2

Performance Summary April 30, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings for each period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04

Scudder Greater Europe Growth Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	11.05%	27.78%	-4.89%	-1.58%	8.97%
Class B	10.57%	26.75%	-5.64%	-2.36%	8.11%
Class C	10.62%	26.73%	-5.63%	-2.34%	8.13%
MSCI Europe Index+	12.87%	34.54%	.06%	-.93%	8.55%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++	Total returns shown for periods less than one year are not annualized.
*	The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.

3

Net Asset Value and Distribution Information

	Class A	Class B	Class C
Net Asset Value:
4/30/04	$23.27	$23.00	$23.01
10/31/03	$21.16	$20.84	$20.84
Distribution Information:
Six Months:

Income Dividends as of 4/30/04	$.23	$.04	$.04

Class A Lipper Rankings - European Region Funds Category as of 4/30/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	108	of	144	75
3-Year	105	of	126	83

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[] Scudder Greater Europe Growth Fund - Class A

[] MSCI Europe Index+

                        Yearly periods ended April 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

*	The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04

Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000 Average annual total return	$12,043 20.43%	$8,108 -6.75%	$8,705 -2.74%	$21,438 8.30%
Class B	Growth of $10,000 Average annual total return	$12,375 23.75%	$8,233 -6.28%	$8,789 -2.55%	$21,069 8.11%
Class C	Growth of $10,000 Average annual total return	$12,673 26.73%	$8,404 -5.63%	$8,883 -2.34%	$21,113 8.13%
MSCI Europe Index+	Growth of $10,000 Average annual total return	$13,454 34.54%	$10,019 .06%	$9,545 -.93%	$21,806 8.55%

The growth of $10,000 is cumulative.

*	The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.
+	The MSCI Europe Index is an unmanaged capitalization-weighted measure of 16 stock markets in Europe. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product’s most recent month-end performance.

Returns and rankings for each period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Shareholders of Class S redeeming shares held less than six months have a lower total return due to the effect of the 2% redemption fee.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/04

Scudder Greater Europe Growth Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class AARP	11.11%	28.01%	-4.67%	-1.34%	9.26%
Class S	11.16%	27.99%	-4.65%	-1.32%	9.27%
MSCI Europe Index+	12.87%	34.54%	.06%	-.93%	8.55%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++	Total returns shown for periods less than one year are not annualized.
*	The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.

Net Asset Value and Distribution Information

	Class AARP	Class S
Net Asset Value:
4/30/04	$23.30	$23.30
10/31/03	$21.21	$21.21
Distribution Information:
Six Months:

Income Dividends as of 4/30/04	$.28	$.28

Class S Lipper Rankings - European Region Funds Category as of 4/30/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	107	of	144	74
3-Year	102	of	126	81
5-Year	56	of	80	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment

[] Scudder Greater Europe Growth Fund - Class S

[] MSCI Europe Index+

                        Yearly periods ended April 30

Comparative Results as of 4/30/04

Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000 Average annual total return	$12,799 27.99%	$8,668 -4.65%	$9,355 -1.32%	$23,331 9.27%
Class AARP	Growth of $10,000 Average annual total return	$12,801 28.01%	$8,664 -4.67%	$9,350 -1.34%	$23,317 9.26%
MSCI Europe Index+	Growth of $10,000 Average annual total return	$13,454 34.54%	$10,019 .06%	$9,545 -.93%	$21,806 8.55%

The growth of $10,000 is cumulative.

*	The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.
+	The MSCI Europe Index is an unmanaged capitalization-weighted measure of 16 stock markets in Europe. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

5

Portfolio Management Review

In the following interview, Co-Manager Alexander “Sandy” Black discusses Scudder Greater Europe Growth Fund’s strategy and the market environment during the six-month period ended April 30, 2004.

Q: How would you describe the environment for European stocks during the period under review?

A: Although economic growth in Europe remains sluggish in comparison to other areas of the world, Europe’s stock markets nonetheless outperformed during the reporting period. For the six months ended April 30, 2004, the MSCI Europe Index delivered a total return of 12.87%, compared with a return of 8.43% for the MSCI World Index (which encompasses all world markets).1

The first four months of the period brought the strongest returns, as a confluence of factors supported positive market performance. Global economic growth continued to strengthen, due in part to the fact that continued tame inflation worldwide enabled central banks to keep interest rates low.2 The improvement in the global economy, in turn, led to stronger corporate earnings and improved investor sentiment. As a result, Europe joined other world markets in providing robust returns to investors. For US investors, performance also was helped by the strengthening of the euro and pound sterling versus the US dollar.3

[1]	The MSCI Europe Index is an unmanaged, capitalization-weighted measure of 16 stock markets in Europe. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. Index returns assume reinvestment of all dividends net of withholding tax and do not reflect fees or expenses. It is not possible to invest directly in an index.
[2]	Low interest rates typically help spur growth.
[3]	Mutual funds that invest overseas generally invest in the local markets, meaning that they have to purchase the local currency, for example, the euro, in order to buy stocks. When the value of the currency rises, it increases the total value of the investment. For instance, if an investment in a foreign stock is unchanged (0% gain) but the currency rises 5%, the value of the investment will rise 5%.

The final two months of the reporting period brought a more challenging environment, however, as the MSCI Europe Index fell 3.12% in March and 0.83% in April. Stock market momentum initially waned in mid-March when the terrorist attack in Spain brought geopolitical concerns back into focus. While this decline proved short-lived, the markets were hit with a second piece of bad news with the release of a surprisingly strong US payroll figure in April. This raised concerns that the US Federal Reserve would soon begin hiking interest rates, a potential negative for all world economies, Europe’s included. Investors also weighed concerns that the Chinese Central Bank would likewise take steps to slow the pace of growth in that country. Stock markets worldwide weakened as a result, with stocks in the basic materials sector getting hit the hardest. European markets, in particular, were pressured due to the widely held belief that the beginning of a cycle of rate hikes in the United States could eliminate any chance of further rate cuts by the European Central Bank.

Another notable event during the period was that the European Union (EU) underwent a substantial expansion, with 10 new member nations joining. This added 74 million people (more than half from Poland) to the current 380 million. The new members are not large in terms of aggregate gross domestic product. Taken together, in fact, they are about the same size as the Netherlands. However, we believe these countries do bring to the table much stronger economic growth than the current EU members. The expanded EU appears to be a powerful economic force. While this may be a longer-term positive for Europe, we believe the key challenge to maintaining the current economic momentum (however limited) is to introduce structural reforms of working practices and benefit systems.

6

Q: What areas of the market produced the best performance?

A: The best-performing sectors were utilities, real estate and health care equipment. The surprising aspect of this breakdown is that utilities usually do not perform well during periods when bond yields are rising, since their yield advantage becomes less pronounced. Performance in this sector was dominated by strong returns from two German companies—RWE AG, which the fund does not hold, and E.ON AG, a large position in the fund. The gain in E.ON’s share price owed largely to rising power prices and the company’s divestment of noncore assets. The health care equipment sector, meanwhile, was buoyed by takeover speculation and the strength of its US peers.

In general, the best performers across all sectors were “special situations” and restructuring stories—in other words, companies that are taking meaningful steps to streamline their businesses. Such companies are viewed as being better able to boost earnings even in an environment of continued sluggish economic growth.

Q: What areas of the market lagged?

A: The worst-performing sectors were technology, food and staples, retail and commercial services. The fall in the technology sector was largely due to the sharp decline of cell phone manufacturer Nokia Oyj (Finland), in which the fund holds an overweight position. Nokia reported in mid-April that it has been losing market share and will cut prices in order to compete. Nokia has always responded to competitive challenges with innovative new products and we expect that this time will be no different. However, we believe the business environment definitely has become tougher for Nokia. The food retail sector also underperformed due to weak returns from UK food companies as well as Carrefour of France. The fund benefited from not holding any positions in this area. (As of 4/30/04, the fund’s position in Carrefour was sold.)

Q: What were the reasons behind the fund’s relative underperformance?

A: For the 6-month period ended April 30, 2004, Class A shares of Scudder Greater Europe Growth Fund returned 11.05% as compared to a total return of 12.87% for the MSCI Europe Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Please see pages 3 through 7 for the performance of other share classes and more complete performance information.)

The principal detractors from fund performance were the portfolio’s positions in technology stocks such as Nokia and the technology outsourcing and consulting firm Cap Gemini SA (France), both of which disappointed investors. An overweight position in Credit Suisse Group (Switzerland) also performed poorly as the market awaited details of the company’s switch to US accounting standards, which in some cases can make companies’ financials appear less attractive.4 However, we are encouraged by the fact that its stock began to appreciate in the second half of April.

[4]	“Overweight” means a fund holds a higher weighting in a given sector than the benchmark index; “underweight” means a fund holds a lower weighting than the benchmark.

As noted, E.ON was a strong performer for the fund during the period. Other key outperformers were Italian oil producer Eni SpA, which has benefited from rising oil prices, and Alpha Bank AE (Greece), where rising loan demand and good cost control led to a sharp jump in reported profits. The fund was also helped by being underweight in pharmaceutical heavyweight Glaxo-SmithKline PLC (United Kingdom), which underperformed. In the latter part of the period, we sought to capitalize on the stock’s price weakness by adding to this position.

7

Q: How was the fund’s portfolio positioned during the period under review?

A: The fund’s portfolio remained positioned to benefit from an environment of improving growth. Although recent market performance reflected investor concerns about the uncertain state of the global economy, we believe industrial stocks will be supported by continued strong earnings results. In addition, we expect that higher free cash flow for corporations should stimulate continued growth in capital spending, a positive for industrials. Top fund holdings in this area include ABB Ltd. (Switzerland), Siemens AG (Germany) and Schneider Electric SA (France).

Given our view that bond yields are likely to rise as the year progresses, the fund remains underweight in areas of the market that are sensitive to interest rate movements, including the telecommunications and utilities industries. The fund is also underweight in consumer stocks - both the discretionary and staples sectors - in favor of areas that provide more attractive growth opportunities.

We continue to favor the energy sector, believing that high prices for oil and gas have not yet been fully factored into stock market prices. The portfolio retains a slight overweight in technology, but we remain cautious due to what we believe is the high market valuation of the industry overall. The fund’s top holdings in energy are Eni SpA, Total SA (France) and Repsolf YPF, SA (Spain). The portfolio currently favors larger companies over smaller and mid-sized companies. Following two years of outperformance for smaller companies, the large-cap area is proving to be more fertile ground for finding attractively valued individual companies.

Q: What is your broad view on the current state of the European equity markets?

A: Even though investors are concerned about rising interest rates in the United States, this development may not have as negative an effect on the European markets as their poor recent performance would suggest. If US rates rise, it actually could work to Europe’s advantage, since we believe the euro would be unlikely to strengthen further against the US dollar. While this would be a negative for fund investors, a weaker euro could take some pressure off the region’s economy.5 Along this same line, we do not expect that interest rates in Europe will rise as quickly as they could in the United States given that economic growth is slower in Europe. Taking these factors together, and keeping in mind the potential benefits of the rapid growth in the peripheral European nations, we believe the months ahead will bring continued opportunities to invest in individual companies that exhibit strong growth characteristics and reasonable valuations. We intend to take advantage of broad sell-offs in the global markets to add to the fund’s positions in companies in which we have the highest level of conviction.

[5]	Typically, a weaker currency makes exports less expensive for foreign buyers, which helps increase sale volumes. When interest rates in one country or region rise more than in another, the former country generally will see its currency strengthen in relation to that of the latter country.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

8

Portfolio Summary April 30, 2004

Geographical Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03
United Kingdom	33%	28%
Switzerland	16%	16%
France	15%	14%
Germany	14%	14%
Netherlands	6%	8%
Spain	5%	5%
Italy	4%	5%
Sweden	2%	1%
Finland	2%	4%
Other	3%	5%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03
Financials	27%	27%
Energy	14%	13%
Consumer Discretionary	12%	9%
Industrials	12%	9%
Health Care	10%	12%
Telecommunication Services	8%	10%
Consumer Staples	6%	7%
Information Technology	6%	—
Utilities	4%	5%
Other	1%	8%

	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2004 (33.4% of Portfolio)

1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	4.6%
2. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	3.8%
3. Total SA Producer of oil and natural gas	France	3.6%
4. Telefonica SA Provider of telecommunication services	Spain	3.3%
5. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.2%
6. Shell Transport & Trading Co., PLC Provider of oil and gas	United Kingdom	3.1%
7. Nestle SA Producer and seller of food products	Switzerland	3.1%
8. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	3.0%
9. Eni SpA Provider of oilfield and engineering services	Italy	2.9%
10. Siemens AG Manufacturer of electrical and electronic equipment	Germany	2.8%

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

9

Investment Portfolio as of April 30, 2004 (Unaudited)

	Shares	Value ($)
Common Stocks 89.0%
Finland 2.1%
Nokia Oyj (Cost $9,645,296)	584,199	8,219,566

France 13.0%
Aventis SA	24,070	1,833,207
BNP Paribas SA	88,960	5,341,368
Cap Gemini SA*	84,230	2,979,910
Compagnie de Saint-Gobain	119,380	6,026,150
Credit Agricole SA	161,224	3,976,445
Imerys SA	7,820	1,778,783
Lafarge SA	34,110	2,841,100
Publicis Groupe SA	67,230	2,014,295
Schneider Electric SA	98,466	6,631,971
Thomson SA	186,336	3,595,362
Total SA	69,811	12,909,510
Valeo SA	68,910	2,840,105

(Cost $40,662,371)		52,768,206

Germany 11.1%
Adidas-Salomon AG	17,300	1,997,435
Deutsche Boerse AG	40,360	2,219,190
Deutsche Lufthansa AG	165,410	2,656,358
E.ON AG (c)	140,202	9,291,789
Hochtief AG	58,770	1,643,904
Infineon Technologies AG*	159,770	2,046,883
Metro AG	183,924	8,153,474
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	31,962	3,455,482
SAP AG (c)	15,141	2,295,435
Siemens AG	143,207	10,340,494

(Cost $35,087,252)		44,100,444

Greece 1.0%
Alpha Bank AE (Cost $2,438,021)	126,319	3,936,063

Ireland 0.7%
Depfa Bank PLC (Cost $2,065,992)	18,599	2,788,921

Italy 3.4%
Banca Intesa SpA	354,445	1,172,406
Banca Nazionale del Lavoro SpA*	783,340	1,755,545
Eni SpA	517,660	10,521,809

(Cost $9,881,302)		13,449,760

Luxembourg 0.9%
Arcelor (Cost $2,924,919)	219,110	3,639,531

Netherlands 5.7%
Aegon NV (c)	539,701	7,063,109
ING Groep NV (c)	273,068	5,851,380
Koninklijke (Royal) Philips Electronics NV	162,850	4,434,208
Koninklijke Ahold NV*	457,540	3,542,269
STMicroelectronics NV	74,360	1,638,857

(Cost $19,467,542)		22,529,823

Spain 4.6%
Banco Santander Central Hispano SA	260,530	2,797,601
Repsolf YPF, SA	168,170	3,541,117
Telefonica SA*	799,706	11,893,840

(Cost $14,506,570)		18,232,558

Sweden 2.1%
Scania AB “B”	62,660	1,932,229
Skandia Forsakrings AB	913,090	3,586,840
Telefonaktiebolaget LM Ericsson “B”*	1,014,616	2,750,105

(Cost $8,212,701)		8,269,174

Switzerland 14.7%
ABB Ltd.*	1,438,148	8,105,370
Clariant AG	150,510	1,911,515
Credit Suisse Group	137,930	4,866,551
Nestle SA (Registered) (c)	44,877	11,364,336
Novartis AG (Registered)	227,810	10,165,928
Roche Holding AG	49,771	5,225,907
Swatch Group AG	20,460	2,720,892
UBS AG (Registered)	129,170	9,189,744
Zurich Financial Services AG*	30,840	4,881,065

(Cost $46,796,082)		58,431,308

United Kingdom 29.7%
AstraZeneca PLC	172,650	8,097,344
BAA PLC	665,040	6,150,593
BP PLC	1,160,851	10,065,075
British Sky Broadcasting Group PLC	254,730	3,017,312
Carnival PLC	85,230	3,830,572
Centrica PLC	959,500	3,728,742
GlaxoSmithKline PLC	531,186	11,025,121
HSBC Holdings PLC	968,245	13,914,337
Imperial Tobacco Group PLC	151,690	3,369,654
InterContinental Hotels Group PLC	352,890	3,307,622
ITV PLC	2,019,180	4,435,146
Man Group PLC	89,770	2,695,067
Prudential Corp. PLC	658,270	5,186,492
Royal Bank of Scotland Group PLC	384,630	11,581,532
Shell Transport & Trading Co., PLC	1,649,378	11,411,315
Vodafone Group PLC	6,832,071	16,647,110

(Cost $98,163,940)		118,463,034

Total Common Stocks (Cost $289,851,988)		354,828,388

Preferred Stock 1.2%
Germany
Henkel KGaA (Cost $3,343,734)	52,770	4,571,147

Securities Lending Collateral 8.6%
Daily Assets Fund Institutional, 1.08% (d) (e) (Cost $34,315,785)	34,315,785	34,315,785

Cash Equivalents 1.2%
Scudder Cash Management QP Trust 1.08% (b) (Cost $4,799,803)	4,799,803	4,799,803

Total Investment Portfolio - 100.0% (Cost $332,311,310) (a)		398,515,123

*	Non-income producing security.
(a)	The cost for federal income tax purposes was $334,632,144. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $63,882,979. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $69,254,843 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,371,864.
(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at April 30, 2004 amounted to $32,655,453, which is 9.05% of total net assets.
(d)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

10

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $293,195,722)	$359,399,535
Investment in Scudder Cash Management QP Trust (cost $4,799,803)	4,799,803
Investment in Daily Assets Fund Institutional (cost $34,315,785)*	34,315,785
Total investments in securities, at value (cost $332,311,310)	398,515,123
Receivable for investments sold	45,819
Dividends receivable	1,826,287
Interest receivable	18,088
Receivable for Fund shares sold	3,537
Foreign taxes recoverable	579,030

Total assets	400,987,884

Liabilities
Due to custodian bank	7,752
Payable for investments purchased	5,200,330
Payable upon return of securities loaned	34,315,785
Payable for Fund shares redeemed	19,282
Accrued management fee	295,291
Other accrued expenses and payables	368,289

Total liabilities	40,206,729

Net assets, at value	$360,781,155

Net Assets
Net assets consist of:
Undistributed net investment income	905,908
Net unrealized appreciation (depreciation) on:
Investments	66,203,813
Foreign currency related transactions	(4,905)
Accumulated net realized gain (loss)	(253,773,089)
Paid-in capital	547,449,428

Net assets, at value	$360,781,155

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

11

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($2,616,466 / 112,417 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$23.27
Maximum offering price per share (100 / 94.25 of $23.27)	$24.69
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($271,241 / 11,791 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$23.00
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($492,508 / 21,403 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$23.01
Class AARP
Net Asset Value, offering and redemption price per share ($2,460,145 / 105,606 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$23.30
Class S
Net Asset Value, offering and redemption price (a) per share ($354,940,795 / 15,233,702 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$23.30

(a)	Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

12

Statement of Operations for the six months ended April 30, 2004 (Unaudited)

Investment Income
Income: Dividends (net of foreign taxes withheld of $508,914)	$3,777,264
Interest - Scudder Cash Management QP Trust	14,926
Securities lending income	10,196

Total Income	3,802,386

Expenses:
Management fee	1,943,579
Administrative fee	744,851
Distribution service fees	5,704
Services to shareholders*	148,320
Custodian and accounting fees*	55,020
Auditing*	7,050
Legal*	1,710
Directors’ fees and expenses	7,654
Reports to shareholders*	9,570
Registration fees*	4,740
Other	5,567
Total expenses before expense reductions	2,933,765
Expense reductions	(80,350)

Total expenses after expense reductions	2,853,415

Net investment income (loss)	948,971

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	26,107,632
Futures	246,523
Foreign currency related transactions	10,072

26,364,227

Net unrealized appreciation (depreciation) during the period on:
Investments	14,891,805
Futures	(25,522)
Foreign currency related transactions	(153,728)

14,712,555

Net gain (loss) on investment transactions	41,076,782

Net increase (decrease) in net assets resulting from operations	$42,025,753

*	These amounts reflect one month of operating expenses previously covered by the Administrative Agreement (see Note C of the Notes to the Financial Statements).

The accompanying notes are an integral part of the financial statements.

13

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations:
Net investment income (loss)	$948,971	$4,628,651
Net realized gain (loss) on investment transactions	26,364,227	(34,244,696)
Net unrealized appreciation (depreciation) on investment transactions during the period	14,712,555	87,999,792
Net increase (decrease) in net assets resulting from operations	42,025,753	58,383,747
Distributions to shareholders from:
Net investment income:
Class A	(24,958)	(4,080)
Class B	(505)	—
Class C	(853)	—
Class AARP	(28,480)	(12,506)
Class S	(4,593,824)	(2,592,148)
Fund share transactions:
Proceeds from shares sold	10,312,388	53,576,438
Reinvestment of distributions	4,260,197	2,419,776
Cost of shares redeemed	(65,699,821)	(161,946,554)
Redemption fees	19,095	39,759
Net increase (decrease) in net assets from Fund share transactions	(51,108,141)	(105,910,581)
Increase (decrease) in net assets	(13,731,008)	(50,135,568)
Net assets at beginning of period	374,512,163	424,647,731

Net assets at end of period (including undistributed net investment income of $905,908 and $4,605,557, respectively)	$360,781,155	$374,512,163

The accompanying notes are an integral part of the financial statements.

14

Financial Highlights

Class A

Years Ended October 31,	2004[a]		2003		2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$21.16		$18.06		$22.13	$25.79

Income (loss) from investment operations:
Net investment income (loss)[c]	.04		.18		.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.30		2.99		(4.09)	(3.65)

Total from investment operations	2.34		3.17		(4.03)	(3.66)

Less distributions from:
Net investment income	(.23)		(.07)		(.04)	—
Redemption fees	—	***	—	***	— ***	—

Net asset value, end of period	$23.27		$21.16		$18.06	$22.13

Total Return (%)[d]	11.05[e]	**	17.59[e]		(18.29)	(14.19	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		2		1	.72
Ratio of expenses before expense reductions (%)	1.64	*	1.65		1.66	1.64	*
Ratio of expenses after expense reductions (%)	1.63	*	1.65		1.66	1.64	*
Ratio of net investment income (loss) (%)	.32	*	1.02		.25	(.07	)*
Portfolio turnover rate (%)	53	*	71		89	104

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from March 19, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

15

Class B

Years Ended October 31,	2004[a]		2003		2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$20.84		$17.85		$22.02	$25.79

Income (loss) from investment operations:
Net investment income (loss)[c]	(.06)		.05		(.10)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.26		2.94		(4.07)	(3.64)

Total from investment operations	2.20		2.99		(4.17)	(3.77)

Less distributions from:
Net investment income	(.04)		—		—	—
Redemption fees	—	***	—	***	— ***	—

Net asset value, end of period	$23.00		$20.84		$17.85	$22.02

Total Return (%)[d]	10.57[e]	**	16.75		(18.97)	(14.62	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.27		.24		.25	.05
Ratio of expenses before expense reductions (%)	2.51	*	2.45		2.46	2.44	*
Ratio of expenses after expense reductions (%)	2.47	*	2.45		2.46	2.44	*
Ratio of net investment income (loss) (%)	(.52	)*	.22		(.55)	(.87	)*
Portfolio turnover rate (%)	53	*	71		89	104

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from March 19, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

16

Class C

Years Ended October 31,	2004[a]		2003		2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$20.84		$17.86		$22.01	$25.79

Income (loss) from investment operations:
Net investment income (loss)[c]	(.06)		.04		(.10)	(.11)
Net realized and unrealized gain (loss) on investment transactions	2.27		2.94		(4.05)	(3.67)

Total from investment operations	2.21		2.98		(4.15)	(3.78)

Less distributions from:
Net investment income	(.04)		—		—	—
Redemption fees	—	***	—	***	— ***	—

Net asset value, end of period	$23.01		$20.84		$17.86	$22.01

Total Return (%)[d]	10.62	[e]**	16.69		(18.86)	(14.66	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.49		.36		.28	.06
Ratio of expenses before expense reductions (%)	2.49	*	2.45		2.43	2.42	*
Ratio of expenses after expense reductions (%)	2.47	*	2.45		2.43	2.42	*
Ratio of net investment income (loss) (%)	(.52	)*	.22		(.52)	(.85	)*
Portfolio turnover rate (%)	53	*	71		89	104

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from March 19, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

17

Class AARP

Years Ended October 31,	2004[a]		2003		2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$21.21		$18.10		$22.17	$31.14	$32.02

Income (loss) from investment operations:
Net investment income (loss)[c]	.06		.23		.11	.06	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.31		3.00		(4.11)	(7.82)	(.85)

Total from investment operations	2.37		3.23		(4.00)	(7.76)	(.88)

Less distributions from:
Net investment income	(.28)		(.12)		(.07)	(.01)	—
Net realized gains on investment transactions	—		—		—	(1.20)	—

Total distributions	(.28)		(.12)		(.07)	(1.21)	—

Redemption fees	—	***	—	***	— ***	—	—

Net asset value, end of period	$23.30		$21.21		$18.10	$22.17	$31.14

Total Return (%)	11.11	[d]**	17.93	[d]	(18.10)	(26.01)	(2.75	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2		2	3	1
Ratio of expenses before expense reductions (%)	1.53	*	1.45		1.38	1.37	1.35	*
Ratio of expenses after expense reductions (%)	1.47	*	1.45		1.38	1.37	1.35	*
Ratio of net investment income (loss) (%)	.48	*	1.22		.53	.24	(.09	)**
Portfolio turnover rate (%)	53	*	71		89	104	72

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[c]	Based on average shares outstanding during the period.
[d]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

18

Class S

Years Ended October 31,	2004[a]		2003		2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$21.21		$18.11		$22.17	$31.14	$28.13	$24.23

Income (loss) from investment operations:
Net investment income (loss)[b]	.06		.23		.11	.06	.07	.10 [c]
Net realized and unrealized gain (loss) on investment transactions	2.31		2.99		(4.10)	(7.82)	3.12	3.86

Total from investment operations	2.37		3.22		(3.99)	(7.76)	3.19	3.96

Less distributions from:
Net investment income	(.28)		(.12)		(.07)	(.01)	(.08)	(.06)
Net realized gains on investment transactions	—		—		—	(1.20)	(.10)	—

Total distributions	(.28)		(.12)		(.07)	(1.21)	(.18)	(.06)

Redemption fees	—	***	—	***	— ***	—	—	—

Net asset value, end of period	$23.30		$21.21		$18.11	$22.17	$31.14	$28.13

Total Return (%)	11.16	[d]**	17.87	[d]	(18.09)	(25.97)	11.31	16.36

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	355		369		421	721	1,410	1,035
Ratio of expenses before expense reductions (%)	1.51	*	1.45		1.38	1.37	1.42 [e]	1.46
Ratio of expenses after expense reductions (%)	1.47	*	1.45		1.38	1.37	1.42 [e]	1.46
Ratio of net investment income (loss) (%)	.48	*	1.22		.53	.24	.22	.37
Portfolio turnover rate (%)	53	*	71		89	104	72	83

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Net investment income per share includes non-recurring dividend income amounting to $.08 per share.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.41%.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

19

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the “Fund”) is a non-diversified series of the Scudder International Fund, Inc. (the “Corporation”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

20

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $277,627,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($154,507,000), October 31, 2010 ($87,874,000) and October 31, 2011 ($35,246,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

21

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $100,458,840 and $151,185,846, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $1,000,000,000 of the Fund’s average daily net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.00% of the Fund’s average daily net assets. Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, serves as subadvisor with the respect to the investment and reinvestment of assets in the Fund and is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.465%, 0.480%, 0.470%, 0.455% and 0.455% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated effective March 31, 2004, and beginning April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period November 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Class A	$5,152	$66
Class B	568	7
Class C	895	12
Class AARP	4,811	62
Class S	733,425	8,935

	$744,851	$9,082

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.465%, 1.480%, 1.470%, 1.455% and 1.455% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses).

22

Service Provider Fees.

Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation (“SSC”), also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through April 30, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed
Class A	$450	$82
Class B	90	47
Class C	90	22
Class AARP	1,111	707
Class S	124,170	70,410

	$125,911	$71,268

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. In turn, as of April 1, 2003, SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through April 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $37,440, all of which is unpaid at April 30, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$1,062	$173
Class C	1,740	300

	$2,802	$473

23

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$2,012		$2,945.15%
Class B	332		31.23%
Class C	558		66.24%

	$2,902		$3,042

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2004, aggregated $1,496 and $3, respectively.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $7 and $0, respectively.

Directors’ Fees and Expenses. The Fund pays each Director not affiliated with the Advisor a retainer fee plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general use of AARP and its members.

24

D. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	36,225	$856,124	610,928	$11,304,369
Class B	12,921	305,532	93,407	1,671,221
Class C	4,540	104,709	27,537	504,496
Class AARP	39,109	908,788	226,144	4,188,951
Class S	345,782	8,137,235	1,952,046	35,907,401

		$10,312,388		$53,576,438

Shares issued to shareholders in reinvestment of distributions
Class A	944	$21,859	212	$3,823
Class B	21	477	—	—
Class C	31	704	—	—
Class AARP	1,168	27,057	655	11,843
Class S	181,783	4,210,100	133,044	2,404,110

		$4,260,197		$2,419,776

Shares redeemed
Class A	(32,982)	$(777,972)	(560,313)	$(11,127,487)
Class B	(12,603)	(296,868)	(96,075)	(1,725,855)
Class C	(613)	(14,263)	(25,950)	(463,661)
Class AARP	(44,697)	(1,029,067)	(227,602)	(4,232,420)
Class S	(2,703,265)	(63,581,651)	(7,926,210)	(144,397,131)

		$(65,699,821)		$(161,946,554)

Redemption Fees	—	$19,095	—	$39,759

Net increase (decrease)
Class A	4,187	$100,011	50,827	$180,705
Class B	339	9,141	(2,668)	(54,634)
Class C	3,958	91,150	1,587	40,835
Class AARP	(4,420)	(93,222)	(803)	(31,626)
Class S	(2,175,700)	(51,215,221)	(5,841,120)	(106,045,861)

		$(51,108,141)		$(105,910,581)

25

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

26

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SERAX	SERBX	SERCX
CUSIP Number	811165-695	811165-687	811165-679
Fund Number	477	677	777

27

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.

Written Correspondence	AARP Investment Program from Scudder Investments	Scudder Investments

	PO Box 219735 Kansas City, MO 64121-9735	PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class AARP	Class S
Nasdaq Symbol	SGEGX	SCGEX
Fund Number	177	077

28

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor’s status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:

AARP Investment Program, Attention: Correspondence,

P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:

Scudder Investments, Attention: Correspondence,

P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:

Scudder Investments, Attention: Correspondence - Chicago

P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

29

Notes

30

Notes

31

Notes

32

[Scudder Investments logo]

Scudder New Europe Fund

Semiannual Report to Shareholders

April 30, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Finally, the fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

2

Performance Summary April 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns during all periods shown for Class B, Class C and Institutional Class reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns for Class A, B and C shares prior to September 3, 1999 are derived from the historical performance of Class M shares, adjusted to reflect the higher gross total annual operating expenses of each specific class. Prior to September 3, 1999, the Fund operated as a closed-end investment company. On September 3, 1999, the Fund became an open-end investment company and offered additional classes of shares. The Fund’s performance may have been lower if it had operated as an open-end fund during these periods. On September 3, 2000, Class M shares automatically converted to Class A shares. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04

Scudder New Europe Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	11.44%	28.63%	-4.54%	1.16%	9.80%
Class B	11.04%	27.63%	-5.38%	.19%	8.87%
Class C	11.01%	27.67%	-5.34%	.21%	8.82%
MSCI Europe Index+	12.87%	34.54%	.06%	-.93%	8.44%

Scudder New Europe Fund	6-Month++	1-Year	Life of Class*
Institutional Class	11.63%	29.05%	11.45%
MSCI Europe Index+	12.87%	34.54%	18.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++	Total returns shown for periods less than one year are not annualized.
*	Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

3

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Institutional Class
Net Asset Value:
4/30/04	$9.56	$8.94	$9.07	$9.54
10/31/03	$8.68	$8.09	$8.20	$8.67

Distribution Information:
Six Months:
Income Dividends as of 4/30/04	$.11	$.03	$.03	$.14

Class A Lipper Rankings - European Region Funds Category as of 4/30/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	102	of	144	71
3-Year	100	of	126	79
5-Year	28	of	80	35
10-Year	2	of	20	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[] Scudder New Europe Fund - Class A

[] MSCI Europe Index+

                        Yearly periods ended April 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

4

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04

Scudder New Europe Fund		1-Year	3-Year	5-Year	10-Year	Life of Class*
Class A	Growth of $10,000 Average annual total return	$12,123 21.23%	$8,197 -6.41%	$9,983 -.03%	$23,998 9.15%	— —
Class B	Growth of $10,000 Average annual total return	$12,463 24.63%	$8,304 -6.01%	$10,052 .10%	$23,403 8.87%	— —
Class C	Growth of $10,000 Average annual total return	$12,767 27.67%	$8,483 -5.34%	$10,108 .21%	$23,296 8.82%	— —
InstitutionalClass	Growth of $10,000 Average annual total return	$12,905 29.05%	— —	— —	— —	$12,020 11.45%
MSCI Europe Index+	Growth of $10,000 Average annual total return	$13,454 34.54%	$10,019 .06%	$9,545 -.93%	$22,481 8.44%	$13,347 18.91%

The growth of $10,000 is cumulative.

*	Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
+	The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of December 2003, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

5

Portfolio Management Review

In the following interview, Co-Manager Alexander “Sandy” Black discusses Scudder New Europe Fund’s strategy and the market environment during the six-month period ended April 30, 2004.

Q: Will you discuss the environment for European stocks during the period under review?

A: Although economic growth in Europe remains sluggish in comparison with other areas of the world, Europe’s markets nonetheless outperformed during the reporting period. For the six months ended April 30, the MSCI Europe Index delivered a total return of 12.87%, compared with a return of 8.43% for the MSCI World Index (which encompasses all world markets).1

[1]	The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of December 2003, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

The first four months of the period brought the strongest returns, as a confluence of factors supported positive market performance. Global economic growth continued to strengthen, due in part to the fact that continued tame inflation worldwide enabled central banks to keep interest rates low.2 The improvement in the global economy, in turn, led to stronger corporate earnings and improved investor sentiment. As a result, Europe joined other world markets in providing robust returns to investors. For US investors, performance also was helped by the strengthening of the euro and pound sterling versus the US dollar.3

[2]	Low interest rates typically help spur growth.
[3]	Mutual funds that invest overseas generally invest in the local markets, meaning that they have to purchase the local currency, for example, the euro, in order to buy stocks. When the value of the currency rises, it increases the total value of the investment. For instance, if an investment in a foreign stock is unchanged (0% gain) but the currency rises 5%, the value of the investment will rise 5%.

The final two months of the reporting period brought a more challenging environment, however, as the MSCI Europe Index fell 3.12% in March and 0.83% in April. Stock market momentum initially waned in mid-March when the terrorist attack in Spain brought geopolitical concerns back into focus. While this decline proved short-lived, the markets were hit with a second piece of bad news with the release of a surprisingly strong US payroll figure in April. This raised concerns that the US Federal Reserve would soon begin hiking interest rates, a potential negative for all world economies, Europe’s included. Investors also weighed concerns that the Chinese central bank would likewise take steps to slow the pace of growth in that country. Stock markets worldwide weakened as a result, with stocks in the basic materials sector getting hit the hardest. European markets, in particular, were pressured due to the widely held belief that the beginning of a cycle of rate hikes in the United States eliminates any chance of further rate cuts by the European Central Bank.

Another notable event during the period was that the European Union (EU) underwent a substantial enlargement, with 10 new member nations joining. This added 74 million people (more than half from Poland) to the current 380 million. The new members are not large in terms of aggregate gross domestic product. Taken together, in fact, they are about the same size as the Netherlands. However, these countries do bring to the table much stronger economic growth than the current EU members. The enlarged EU is a powerful economic force. While this is a longer-term positive for Europe, the key challenge to maintaining the current economic momentum (however limited) is to introduce structural reforms of working practices and benefit systems.

6

Q: What areas of the market produced the best performance?

A: The best-performing sectors in the European markets were utilities, real estate and health care equipment. The surprising aspect of this breakdown is that utilities usually do not perform well during periods when bond yields are rising, since their yield advantage becomes less pronounced. Performance in this sector was dominated by strong returns from two German companies - RWE AG, which the fund does not hold, and E.ON AG, a large position in the fund. The gain in E.ON’s share price owed largely to rising power prices and the company’s divestment of noncore assets. The health care equipment sector, meanwhile, was buoyed by takeover speculation and the strength of its US peers.

In general, the best performers across all sectors were “special situations” and restructuring stories - in other words, companies that are taking meaningful steps to streamline their businesses. Such companies are viewed as being better able to boost earnings even in an environment of continued sluggish economic growth.

Q: What areas of the market lagged?

A: The worst-performing sectors were technology, food and staples, retail and commercial services. The fall in the technology sector was largely due to the sharp decline of cell phone manufacturer Nokia Oyj (Finland), in which the fund holds an overweight position. Nokia reported in mid-April that it has been losing market share and will cut prices in order to compete. Nokia has always responded to competitive challenges with innovative new products and we expect that this time will be no different. However, the business environment definitely has become tougher for Nokia. The food retail sector also underperformed due to weak returns from UK food companies as well as Carrefour of France. The fund benefited from not holding any positions in this area. (As of 4/30/04, the fund’s position in Carrefour was sold.)

Q: What were the reasons behind the fund’s relative underperformance?

A: For the six-month period ended April 30, 2004, Class A shares of Scudder New Europe Fund returned 11.44%, compared to a total return of 12.87% for the MSCI Europe Index. (Return is unadjusted for sales charges. If sales charges had been included, return would have been lower. Please see pages 3 through 5 for the performance of other share classes and more complete performance information.)

The principal detractors from fund performance were the portfolio’s positions in technology stocks such as Nokia and the technology outsourcing and consulting firm Cap Gemini SA (France), both of which disappointed investors. An overweight position in Credit Suisse Group (Switzerland) also performed poorly as the market awaited details of the company’s switch to US accounting standards, which in some cases can make companies’ financials appear less attractive.4 However, we are encouraged by the fact that its stock began to appreciate in the second half of April.

[4]	“Overweight” means a fund holds a higher weighting in a given sector than the benchmark index; “underweight” means a fund holds a lower weighting than the benchmark.

As noted, E.ON was a strong performer for the fund during the period. Other key outperformers were Italian oil producer Eni SpA, which has benefited from rising oil prices, and Alpha Bank AE (Greece), where rising loan demand and good cost control led to a sharp jump in reported profits. The fund was also helped by being underweight in pharmaceutical heavyweight GlaxoSmithKline PLC, which underperformed. In the latter part of the period, we sought to capitalize on the stock’s price weakness by adding to this position.

7

Q: How was the portfolio positioned during the period under review?

A: The portfolio remained positioned to benefit from an environment of improving growth. Although recent market performance reflected investor concerns about the uncertain state of the global economy, we believe industrial stocks will be supported by continued strong earnings results. In addition, higher free cash flow for corporations should stimulate continued growth in capital spending, a positive for industrials. Top fund holdings in this area include ABB Ltd. (Switzerland), Siemens AG (Germany) and Schneider Electric SA (France).

Given our view that bond yields are likely to rise as the year progresses, the fund remains underweight in areas of the market that are sensitive to interest rate movements, including the telecommunications and utilities industries. The fund is also underweight in consumer stocks - both the discretionary and staples sectors - in favor of areas that provide more attractive growth opportunities.

We continue to favor the energy sector, believing that high prices for oil and gas have not yet been fully factored into stock market prices. The portfolio retains a slight overweight in technology, but we remain cautious due to what we believe is the high market valuation of the industry overall. The fund’s top holdings in energy are Eni SpA (Italy), Total SA (France) and Repsolf YPF SA (Spain).

Q: What is your broad view on the current state of the European equity markets?

A: We remain reasonably optimistic about economic growth both in the United States, which continues to benefit from low interest rates, and in Europe, where activity is recovering from depressed levels. If US rates rise, it actually could work to Europe’s advantage, since the euro would be unlikely to strengthen further against the US dollar. While this would be a negative for fund investors, a weaker euro would take some pressure off the region’s economy.5 Along this same line, we do not expect that interest rates in Europe will rise as quickly as they could in the United States given that economic growth is slower in Europe. Taking these factors together, and keeping in mind the potential benefits of the rapid growth in the peripheral European nations, we believe the months ahead will bring continued opportunities to invest in individual companies that exhibit strong growth characteristics and reasonable valuations. We intend to take advantage of broad sell-offs in the global markets to add to the fund’s positions in companies in which we have the highest level of conviction.

[5]	A weaker currency makes exports less expensive for foreign buyers, which helps increase sales volumes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

8

Portfolio Summary April 30, 2004

Geographical (Excludes Cash Equivalents)	4/30/04	10/31/03
United Kingdom	32%	28%
Switzerland	16%	16%
France	14%	13%
Germany	14%	16%
Netherlands	6%	10%
Spain	5%	3%
Italy	5%	5%
Sweden	2%	1%
Finland	2%	4%
Other	4%	4%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03
Financials	27%	29%
Energy	13%	12%
Industrials	13%	10%
Consumer Discretionary	11%	8%
Health Care	10%	11%
Telecommunication Services	9%	10%
Consumer Staples	6%	7%
Utilities	3%	5%
Materials	3%	4%
Other	5%	4%

	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2004 (33.1% of Portfolio)

1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	4.5%
2. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	3.8%
3. Total SA Provider of oil and natural gas	France	3.4%
4. Eni SpA Provider of oilfield and engineering services	Italy	3.4%
5. Telefonica SA Provider of telecommunication services	Spain	3.2%
6. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.1%
7. Nestle SA Producer and seller of food products	Switzerland	3.1%
8. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	3.0%
9. Siemens AG Manufacturer of electrical and electronic equipment	Germany	2.8%
10. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	2.8%

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

9

Investment Portfolio as of April 30, 2004 (Unaudited)

	Shares	Value ($)
Common Stocks 97.0%
Austria 0.7%
Telekom Austria AG* (Cost $875,942)	65,202	957,231

Finland 2.2%
Nokia Oyj (Cost $3,438,507)	201,562	2,835,938

France 13.8%
Aventis SA	8,470	645,088
BNP Paribas SA	31,290	1,878,725
Cap Gemini SA*	29,080	1,028,799
Compagnie de Saint-Gobain	56,340	2,843,971
Credit Agricole SA	56,397	1,390,982
Imerys SA	2,740	623,256
Lafarge SA	11,780	981,183
Publicis Groupe	23,280	697,498
Schneider Electric SA	38,402	2,586,486
Total SA	23,900	4,419,609
Valeo SA	23,920	985,856

(Cost $13,816,913)		18,081,453

Germany 11.9%
Adidas-Salomon AG	6,000	692,752
Deutsche Boerse AG	13,925	765,665
Deutsche Lufthansa AG	57,470	922,924
E.ON AG	49,266	3,265,069
Hochtief AG	20,310	568,108
Infineon Technologies AG*	54,670	700,401
Metro AG	63,657	2,821,958
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	11,018	1,191,180
SAP AG	5,241	794,556
Siemens AG	50,535	3,648,962

(Cost $12,392,178)		15,371,575

Greece 1.4%
Alpha Bank AE (Cost $1,091,038)	56,529	1,761,427

Ireland 0.8%
Depfa Bank PLC (Cost $722,452)	6,447	966,728

Italy 4.3%
Banca Intesa SpA	147,929	489,308
Banca Nazionale del Lavoro SpA*	277,900	622,802
Eni SpA	215,580	4,381,818

(Cost $4,032,112)		5,493,928

Luxembourg 1.0%
Arcelor (Cost $1,083,445)	81,330	1,350,933

Netherlands 6.1%
Aegon NV	189,419	2,478,941
ING Groep NV	95,838	2,053,644
Koninklijke (Royal) Philips Electronics NV	58,370	1,589,344
Koninklijke Ahold NV	158,345	1,225,905
STMicroelectronics NV	25,990	572,807

(Cost $7,059,309)		7,920,641

Spain 5.0%
Banco Santander Central Hispano SA	91,080	978,028
Repsolf YPF, SA	59,280	1,248,245
Telefonica SA	280,679	4,174,473

(Cost $5,084,118)		6,400,746

Sweden 2.3%
Scania AB “B”	21,770	671,315
Skandia Forsakrings AB	324,000	1,272,751
Telefonaktiebolaget LM Ericsson*	352,595	955,705

(Cost $2,877,381)		2,899,771

Switzerland 15.9%
ABB Ltd.	498,679	2,810,544
Clariant AG	52,820	670,827
Credit Suisse Group	48,510	1,711,567
Nestle SA (Registered)	15,551	3,938,026
Novartis AG (Registered)	80,750	3,603,436
Roche Holding AG	17,357	1,822,468
Swatch Group AG	7,210	958,828
UBS AG (Registered)	44,860	3,191,545
Zurich Financial Services AG	11,060	1,750,473

(Cost $16,939,481)		20,457,714

United Kingdom 31.6%
AstraZeneca PLC	59,360	2,784,004
BAA PLC	300,830	2,782,213
BP PLC	308,121	2,671,541
British Sky Broadcasting Group PLC	88,160	1,044,267
Carnival PLC	29,580	1,329,442
Centrica PLC	336,770	1,308,732
GlaxoSmithKline PLC	183,860	3,816,137
HSBC Holdings PLC	342,730	4,925,263
Imperial Tobacco Group PLC	53,030	1,178,013
InterContinental Hotels Group PLC	122,320	1,146,500
ITV PLC	716,480	1,573,754
Man Group PLC	31,120	934,282
Prudential Corp. PLC	239,810	1,889,457
Royal Bank of Scotland Group PLC	133,543	4,021,092
Shell Transport & Trading Co., PLC	500,030	3,459,486
Vodafone Group PLC	2,372,061	5,779,793

(Cost $35,167,373)		40,643,976

Total Common Stocks (Cost $104,580,249)		125,142,061

Preferred Stock 1.2%
Germany
Henkel KGaA (Cost $1,151,354)	18,080	1,566,162

Cash Equivalents 1.8%
Scudder Cash Management QP Trust 1.08% (b) (Cost $2,318,078)	2,318,078	2,318,078

Total Investment Portfolio - 100.0% (Cost $108,049,681) (a)		129,026,301

*	Non-income producing security.
(a)	The cost for federal income tax purposes was $108,455,562. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $20,570,739. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,866,107 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,295,368.
(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

10

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $105,731,603)	$126,708,223
Investment in Scudder Cash Management QP Trust (cost $2,318,078)	2,318,078
Total investments in securities, at value (cost $108,049,681)	129,026,301
Interest receivable	1,491
Dividends receivable	637,312
Receivable for Fund shares sold	11,122
Foreign taxes recoverable	260,551
Other assets	6,958

Total assets	129,943,735

Liabilities
Due to custodian bank	3,235
Payable for investments purchased	1,813,933
Payable for Fund shares redeemed	131,111
Accrued management fee	86,582
Other accrued expenses and payables	350,470

Total liabilities	2,385,331

Net assets, at value	$127,558,404

Net Assets
Net assets consist of:
Undistributed net investment income	116,153
Net unrealized appreciation (depreciation) on:
Investments	20,976,620
Foreign currency related transactions	28,195
Accumulated net realized gain (loss)	(42,345,034)
Paid-in capital	148,782,470

Net assets, at value	$127,558,404

The accompanying notes are an integral part of the financial statements.

11

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($106,680,010 / 11,158,061 shares of capital stock outstanding, $.01 par value, 200,000,000 shares authorized)	$9.56
Maximum offering price per share (100 / 94.25 of $9.56)	$10.14
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($13,879,328 / 1,552,710 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$8.94
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,990,467 / 771,013 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$9.07
Institutional Class
Net Asset Value, offering and redemption price per share ($8,599 / 901 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$9.54

The accompanying notes are an integral part of the financial statements.

12

Statement of Operations for the six months ended April 30, 2004 (Unaudited)

Investment Income

Dividends (net of foreign taxes withheld of $166,364)	$1,299,920
Interest - Scudder Cash Management QP Trust	6,266

Total Income	1,306,186

Expenses:
Management fee	505,858
Distribution service fees	245,688
Services to shareholders	185,024
Custodian and accounting fees	126,492
Auditing	24,784
Legal	24,517
Directors’ fees and expenses	10,614
Reports to shareholders	18,954
Registration fees	23,108
Other	2,973
Total expenses before expense reductions	1,168,012
Expense reductions	(17,822)

Total expenses after expense reductions	1,150,190

Net investment income (loss)	155,996

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	7,777,194
Foreign currency related transactions	(66,630)

7,710,564

Net unrealized appreciation (depreciation) during the period on:
Investments	6,940,796
Foreign currency related transactions	(7,293)

6,933,503

Net gain (loss) on investment transactions	14,644,067

Net increase (decrease) in net assets resulting from operations	$14,800,063

The accompanying notes are an integral part of the financial statements.

13

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations:
Net investment income (loss)	$155,996	$1,328,565
Net realized gain (loss) on investment transactions	7,710,564	(7,296,833)
Net unrealized appreciation (depreciation) on investment transactions during the period	6,933,503	27,132,625
Net increase (decrease) in net assets resulting from operations	14,800,063	21,164,357
Distributions to shareholders from:
Net investment income:
Class A	(1,342,861)	(536,050)
Class B	(55,539)	—
Class C	(27,689)	—
Institutional Class	(54)	(8)
Fund share transactions:
Proceeds from shares sold	14,011,862	55,235,012
Reinvestment of distributions	1,124,174	385,744
Cost of shares redeemed	(27,038,659)	(78,512,216)
Net increase (decrease) in net assets from Fund share transactions	(11,902,623)	(22,891,460)
Increase (decrease) in net assets	1,471,297	(2,263,161)
Net assets at beginning of period	126,087,107	128,350,268

Net assets at end of period (including undistributed net investment income of $116,153 and $1,386,300, respectively)	$127,558,404	$126,087,107

The accompanying notes are an integral part of the financial statements.

14

Financial Highlights

Class A

Years Ended October 31,	2004[a]		2003	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$8.68		$7.35	$9.01	$15.78	$14.87	$14.27

Income (loss) from investment operations:
Net investment income (loss)[c]	.02		.09	.04	.02	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.97		1.28	(1.70)	(3.43)	2.95	.63

Total from investment operations	.99		1.37	(1.66)	(3.41)	2.86	.60

Less distributions from:
Net investment income	(.11)		(.04)	—	—	—	—
Net realized gains on investment transactions	—		—	—	(3.36)	(1.95)	—

Total distributions	(.11)		(.04)	—	(3.36)	(1.95)	—

Net asset value, end of period	$9.56		$8.68	$7.35	$9.01	$15.78	$14.87

Total Return (%)[d]	11.44	**	18.72	(18.42)	(26.93)	18.77	4.20	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	107		105	104	150	281	32
Ratio of expenses before expense reductions (%)	1.55	*	1.42	1.38	1.40 [e]	1.74	1.63	*
Ratio of expenses after expense reductions (%)	1.55	*	1.42	1.38	1.38 [e]	1.72	1.63	*
Ratio of net investment income (loss) (%)	.39	*	1.20	.50	.17	(.55)	(1.21	)*
Portfolio turnover rate (%)	54	*	77	93	94	87	58	*

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.36% and 1.36%, respectively.
*	Annualized
**	Not annualized

15

Class B

Years Ended October 31,	2004[a]		2003		2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$8.09		$6.87		$8.50	$15.20	$14.49	$13.91

Income (loss) from investment operations:
Net investment income (loss)[c]	(.02)		.03		(.02)	(.09)	(.20)	(.05)
Net realized and unrealized gain (loss) on investment transactions	.90		1.19		(1.61)	(3.25)	2.86	.63

Total from investment operations	.88		1.22		(1.63)	(3.34)	2.66	.58

Less distributions from:
Net investment income	(.03)		—		—	—	—	—
Net realized gains on investment transactions	—		—		—	(3.36)	(1.95)	—

Total distributions	(.03)		—		—	(3.36)	(1.95)	—

Net asset value, end of period	$8.94		$8.09		$6.87	$8.50	$15.20	$14.49

Total Return (%)[d]	11.04	[e]**	17.76	[e]	(19.18)	(27.61)	17.79	4.17	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		14		17	26	40	20
Ratio of expenses before expense reductions (%)	2.72	*	2.26		2.21	2.39[f]	2.64	2.36	*
Ratio of expenses after expense reductions (%)	2.49	*	2.23		2.21	2.38[f]	2.63	2.36	*
Ratio of net investment income (loss) (%)	(.55	)*	.45		(.33)	(.83)	(1.21)	(1.95	)*
Portfolio turnover rate (%)	54	*	77		93	94	87	58	*

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	Total return would have been lower had certain expenses not been reduced.
[f]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.31% and 2.31%, respectively.
*	Annualized
**	Not annualized

16

Class C

Years Ended October 31,	2004[a]		2003		2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$8.20		$6.97		$8.61	$15.34	$14.62	$14.02

Income (loss) from investment operations:
Net investment income (loss)[c]	(.02)		.03		(.02)	(.07)	(.20)	(.04)
Net realized and unrealized gain (loss) on investment transactions	.92		1.20		(1.62)	(3.30)	2.87	.64

Total from investment operations	.90		1.23		(1.64)	(3.37)	2.67	.60

Less distributions from:
Net investment income	(.03)		—		—	—	—	—
Net realized gains on investment transactions	—		—		—	(3.36)	(1.95)	—

Total distributions	(.03)		—		—	(3.36)	(1.95)	—

Net asset value, end of period	$9.07		$8.20		$6.97	$8.61	$15.34	$14.62

Total Return (%)[d]	11.01	[e]**	17.65	[e]	(19.05)	(27.54)	17.69	4.28	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		7		7	11	17	5
Ratio of expenses before expense reductions (%)	2.51	*	2.22		2.19	2.20 [f]	2.67	2.40	*
Ratio of expenses after expense reductions (%)	2.49	*	2.21		2.19	2.20 [f]	2.66	2.40	*
Ratio of net investment income (loss) (%)	(.55	)*	.47		(.31)	(.65)	(1.18)	(1.99	)*
Portfolio turnover rate (%)	54	*	77		93	94	87	58	*

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	Total return would have been lower had certain expenses not been reduced.
[f]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.15% and 2.15%, respectively.
*	Annualized
**	Not annualized

17

Institutional Class

Years Ended October 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$8.67		$7.36	$8.12

Income (loss) from investment operations:
Net investment income (loss)[c]	.04		.11	—	[d]
Net realized and unrealized gain (loss) on investment transactions	.97		1.26	(.76)

Total from investment operations	1.01		1.37	(.76)

Less distributions from:
Net investment income	(.14)		(.06)	—

Total distributions	(.14)		(.06)	—

Net asset value, end of period	$9.54		$8.67	$7.36

Total Return (%)	11.63	[e]**	18.79	(9.36	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.009		.003	.001
Ratio of expenses before expense reductions (%)	1.69	*	1.15	1.10	*
Ratio of expenses after expense reductions (%)	1.10	*	1.15	1.10	*
Ratio of net investment income (loss) (%)	.84	*	1.53	(.23	)*
Portfolio turnover rate (%)	54	*	77	93

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to October 31, 2002.
[c]	Based on average shares outstanding during the period.
[d]	Amount is less than $.005.
[e]	Total returns would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

18

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder New Europe Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

19

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $49,588,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($15,362,000), October 31, 2010 ($26,418,000) and October 31, 2011 ($7,808,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distribution, if any, will be determined at the end of the fiscal year.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $35,921,770 and $49,812,051, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund’s average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund’s average daily net assets. Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund and is paid by the Advisor for its services.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets for Class A, B and C shares and at 1.10% of average daily net assets for the Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses).

20

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the Fund’s transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended April 30, 2004, the amounts charged to the Fund by SISC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at April 30, 2004
Class A	$111,054	$—	$74,365
Class B	46,938	16,952	22,927
Class C	15,605	572	10,643
Institutional Class	18	14	—

	$173,615	$17,538	$107,935

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $74,325, all of which was unpaid at April 30, 2004.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$56,560	$9,733
Class C	28,394	4,855

	$84,954	$14,588

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$134,681		$26,732.24%
Class B	17,345		1,558.23%
Class C	8,708		1,049.23%

	$160,734		$29,339

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2004 aggregated $3,523 and $50, respectively..

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $15,263 and $45, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2004, SDI received none.

Directors’ Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

21

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the six months ended April 30, 2004, there were no custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,152,037	$11,069,917	6,405,929	$49,571,190
Class B	220,933	2,005,985	532,905	3,734,470
Class C	101,276	930,937	193,569	1,379,018
Institutional Class	500	5,023	68,781	550,334

		$14,011,862		$55,235,012

Shares issued to shareholders in reinvestment of distributions
Class A	110,180	1,046,707	52,331	$385,736
Class B	5,831	51,958	—	—
Class C	2,816	25,455	—	—
Institutional Class	6	54	1	8

		1,124,174		$385,744

Shares redeemed
Class A	(2,159,577)	$(21,082,250)	(8,570,358)	$(66,697,795)
Class B	(447,478)	(4,074,551)	(1,278,219)	(9,060,777)
Class C	(203,567)	(1,881,858)	(307,876)	(2,201,800)
Institutional Class	—	—	(68,510)	(551,844)

		$(27,038,659)		$(78,512,216)

Net increase (decrease)
Class A	(897,360)	$(8,965,626)	(2,112,098)	$(16,740,869)
Class B	(220,714)	(2,016,608)	(745,314)	(5,326,307)
Class C	(99,475)	(925,466)	(114,307)	(822,782)
Institutional Class	506	5,077	272	(1,502)

		$(11,902,623)		$(22,891,460)

22

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

23

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KNEAX	KNEBX	KNECX	KNEIX
CUSIP Number	81118E-108	81118E-207	81118E-306	81118E-405
Fund Number	022	222	322	529

24

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments

Attention: Correspondence - Chicago

P.O. Box 219415

Kansas City, MO 64121-9415

August 2003

25

Notes

26

Scudder Investments	Page 3 of 38

Scudder New Europe Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here>	Performance Summary

<Click Here>	Portfolio Management Review

<Click Here>	Portfolio Summary

<Click Here>	Investment Portfolio

<Click Here>	Financial Statements

<Click Here>	Financial Highlights

<Click Here>	Notes to Financial Statements

<Click Here>	Report of Independent Auditors

<Click Here>	Tax Information

<Click Here>	Directors and Officers

<Click Here>	Investment Products

<Click Here>	Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Scudder Investments	Page 4 of 38

Performance Summary October 31, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)

Scudder New Europe Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	18.72%	-10.89%	1.43%	9.58%
Class B*(a)	17.76%	-11.71%	.46%	8.66%
Class C*(a)	17.65%	-11.63%	.48%	8.61%
MSCI Europe Index+	24.16%	-6.21%	-1.29%	7.95%

Scudder New Europe Fund	1-Year	Life of Class **
Institutional Class++	18.79%	6.36%
MSCI Europe Index+	24.16%	15.67%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Institutional Class
Net Asset Value:
10/31/03	$8.68	$8.09	$8.20	$8.67
10/31/02	$7.35	$6.87	$6.97	$7.36
Distribution Information:
Twelve Months:
Income Dividends	$.04	$—	$—	$.06

Class A Lipper Rankings - European Region Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	98	of	160	61
3-Year	103	of	128	80
5-Year	23	of	79	29
10-Year	2	of	20	10

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Scudder Investments	Page 5 of 38

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)

☐	Scudder New Europe Fund - Class A(c)
☐	MSCI Europe Index+

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)

Scudder New Europe Fund		1-Year	3-Year	5-Year	10-Year	Life of Class**
Class A(c)	Growth of $10,000	$11,189	$6,670	$10,120	$23,533	—
	Average annual total return	11.89%	-12.63%	.24%	8.94%	—
Class B*(c)	Growth of $10,000	$11,461	$6,775	$10,194	$22,948	—
	Average annual total return	14.61%	-12.17%	.38%	8.66%	—
Class C*(c)	Growth of $10,000	$11,647	$6,832	$10,140	$22,609	—
	Average annual total return	16.47%	-11.93%	.28%	8.50%	—
Institutional Class++	Growth of $10,000	$11,879	—	—	—	$10,767
	Average annual total return	18.79%	—	—	—	6.36%
MSCI Europe Index+	Growth of $10,000	$12,416	$8,250	$9,370	$21,491	$11,824
	Average annual total return	24.16%	-6.21%	-1.29%	7.95%	15.67%

The growth of $10,000 is cumulative.

Scudder Investments	Page 6 of 38

Notes to Performance Summary

*	Returns during the 1-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

**	Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

[a]	Returns for Class A, B and C shares for the periods prior to their inception date on September 3, 1999 are derived from the historical performance of Class M shares, adjusted to reflect the higher gross total annual operating expenses of each specific class. Prior to September 3, 1999, the Fund operated as a closed-end investment company. On September 3, 1999, the Fund became an open-end investment company and offered additional classes of shares. The Fund’s performance may have been lower if it had operated as an open-end fund during these periods. On September 3, 2000, Class M shares automatically converted to Class A shares. Any difference in expenses will affect performance.

[b]	The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

[c]	Returns shown for Class A, B and C shares for the periods prior to their inception on September 3, 1999 are derived from the historical performance of Class M shares, adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Prior to September 3, 1999, the Fund operated as a closed-end investment company. On September 3, 1999, the Fund became an open-end investment company and offered additional classes of shares. The Fund’s performance may have been lower if it had operated as an open-end fund during these periods. On September 3, 2000, Class M shares automatically converted to Class A shares. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge (“CDSC”), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.

+	The MSCI Europe Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 600 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 16 countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

++	Institutional Class shares are not subject to sales charge.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund’s most up-to-date performance. On the Web, go to scudder.com.

Scudder Investments	Page 7 of 38

Portfolio Management Review

Scudder New Europe Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder New Europe Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Alexander (Sandy) Black

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1994 and the fund in 2002.

•	Head of European Equity portfolio selection team, portfolio manager Europe ex-UK & Euroland Equity, and head of European Equity local research team: London.

•	MA, Cambridge University.

Joerg Breedveld

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1981 as a portfolio manager, previously serving as investment advisor and financial analyst for German equities within Deutsche Bank Research.

•	Head of global portfolio selection team for Europe ex-UK & Euroland Equity, member of European Equity portfolio selection team, European Mid-Cap Equity analyst and portfolio manager for German and Europe Equities: Frankfurt.

•	Joined the fund in 2002.

Michael Schmidt

CFA, Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1992 and the fund in 2002.

•	Head of global equity research team for Telecom Services sector and portfolio manager for European Equity and Europe ex-UK & Euroland Equity: Frankfurt.

Katrina Mitchell

Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1993 as a Graduate Trainee and the fund in 2002.

•	Portfolio manager for European Equity and Europe ex-UK & Euroland Equity and member of European Equity local research team: London.

Scudder Investments	Page 8 of 38

In the following interview, Lead Portfolio Manager Alexander “Sandy” Black discusses Scudder New Europe Fund’s strategy and the market environment during the 12-month period ended October 31, 2003.

Q: How would you describe the European equity market environment during the fiscal year?

A: The past year can be divided into two distinct halves. European markets, along with most developed markets, delivered negative returns during the first half of the reporting period. This was due largely to the substantial sell-off that occurred in the first calendar quarter of 2003, when the threat of war in Iraq weighed heavily on stock prices. Equity markets reached their low point in mid-March, shortly before the beginning of the war. Since then, markets worldwide have been on an upward trend due to expectations of better corporate profits and a global economic recovery. Stocks rose sharply from mid-March to mid-April, and then steadily improved through the end of October, essentially without a break. Amid the volatility of the first half of the reporting period, it paid to be defensively positioned.1 During the second half of the period - when investors’ appetite for risk returned - more-aggressive investors were rewarded.

[1]	“Defensive” means a portfolio owns companies that are more likely to beat the market in a difficult environment. A defensive positioning is therefore generally positive when the market is falling and negative when it is rising.

Currencies also played a significant role in European equity returns during the year. Against the US dollar, the euro rallied 17% and the British pound sterling rose 8%.2 European markets, while performing strongly on an absolute basis, did lag many other global markets. Some of this gap was offset by currency appreciation, however.

[2]	This is a positive for investors in international mutual funds, since it means holdings in foreign stocks are worth more when translated into US dollars.

Q: What types of stocks performed well in this environment?

A: Broadly speaking, more-aggressive sectors performed well. These include software services, semiconductors and equipment, and transportation.3 Conversely, the worst-performing sectors included some of the more-defensive industries such as food, beverages and tobacco; household products; and energy.

[3]	Semiconductors are computer memory chips.

Scudder Investments	Page 9 of 38

That said, returns of individual companies within the broader industry sectors were often widely divergent. That is because there were other themes that dominated market performance. First, lower-quality stocks performed very well, as investors bid up the shares of companies that were feared to be on the brink of bankruptcy. Second, small and midsize stocks outperformed their larger peers. Both of these trends were very favorable for aggressive investors and those less focused on fundamentals (such as earnings and valuations).

Q: How did Scudder New Europe Fund perform, and what were the reasons for its relative performance?

A: For the 12-month period ended October 31, 2003, Class A shares of Scudder New Europe Fund returned 18.72% (unadjusted for sales charges). (Please see page 3 for the performance of other share classes.) In comparison, the fund’s benchmark, the MSCI Europe Index, produced a total return of 24.16%.4

[4]	The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

The market themes previously discussed explain why the fund underperformed vs. its benchmark. First, much of the performance in European markets came from what we view as poorer quality companies - those with a large amount of debt and questionable management. Our view is that this was a short-term anomaly resulting from the fact that the global markets were rebounding from an exceptionally long downturn. We continue to believe that an emphasis on quality will prove beneficial over the long term. As a result, we remain focused on high-quality names that in many instances have not done as well as their lower-quality peers.

The second reason for the fund’s underperformance is that it is has a large-cap bias, and small- and mid-cap stocks (which are more heavily represented in the benchmark) led the way during the fiscal year. We did identify some attractively valued mid-caps earlier in the year, but due to the illiquidity of many smaller stocks in Europe, it was extremely difficult to actually buy shares.5

[5]	“Illiquidity” means that is difficult for large institutional investors to buy or sell stocks without affecting prices unfavorably. Large-cap stocks are generally more “liquid” than small-cap stocks.

Q: Did you reposition the portfolio during the period under review?

A: Yes. The overall aim of our strategy over the past year was to increase the portfolio’s exposure to companies that have greater sensitivity to economic trends. This positioning helped the fund gain exposure to areas of the market that are more likely to benefit from the positive direction of economic growth and corporate earnings worldwide. In increasing exposure to this area of the market, we made a corresponding reduction to some of the more defensive investments in the portfolio.

Q: In what areas did you make additions?

A: We added to financials, particularly investment banks. In the past year, we saw an increase in initial public offerings and secondary placements, and investment banks are positioned to benefit from this trend.6 We also built up the fund’s position in Aegon NV*- a Dutch insurance company that we believe is one of the most attractively valued in Europe - and Credit Suisse Group* (Switzerland).

*	Not owned by the fund on October 31, 2002.

6#	I.e., companies selling stock in the marketplace. Initial public offerings, or IPOs occur when companies that were previously private “go public”; secondary offerings are issuances of more stock by companies that are already public. Investment banks earn fees from these transactions.

Scudder Investments	Page 10 of 38

We also added to the oil sector. Some investors fear that oil prices are poised to decline and that the prices of oil stocks will inevitably fall as well. However, we believe oil prices will stay strong for longer than the market currently expects. This should be an ongoing positive for the sector as a whole. The fund’s top holdings in this sector are Total SA (France) and Shell Transport & Trading Co., PLC (UK).

Other additions to the portfolio were designed to increase the fund’s sensitivity to accelerating economic activity. British Sky Broadcasting Group PLC* (B Sky B) and Carnival PLC* are two such additions. Given that B Sky B is the UK’s leading pay-TV broadcaster, we expect that increased consumer confidence will help the company’s earnings. Carnival PLC should also benefit from stronger consumer spending, as well as from favorable demographic trends. The population of the western world is aging, which has contributed to an increase in demand for cruise holidays. Moreover, Carnival PLC has become one of the two dominant players in the industry as a result of consolidation, its pricing is competitive, and its management’s compensation is contingent upon solid financial returns.7

[7]	“Consolidation” is the process of an industry with many players becoming an industry with fewer players due to mergers. This gives the remaining companies an improved ability to raise prices.

*	Not owned by the fund on October 31, 2002.

Q: In what areas did you reduce the fund’s position?

A: Within the health care sector, we reduced our positions in companies such as Aventis (France) and GlaxoSmithKline PLC (UK). (As of October 31, 2003, positions in Aventis were sold.)

Generally speaking, the pharmaceuticals sector is under pressure due to the lack of exciting new medications on their way to the market. However, we prefer exposure to high-growth pharmaceuticals for which the new drug “pipeline” is stronger, such as AstraZeneca PLC (UK) and Roche Holding AG (Switzerland).

We also reduced exposure to telecommunications stocks such as Deutsche Telekom AG (Germany). The growth potential of such companies is now very modest due to increased competition. While telecoms’ strong cash flows are attractive in declining markets, it is possible to find better earnings and cash flow growth in other areas of the market at the times when the global economy is expanding.

In the utilities sector, our most notable reduction was a relatively new addition to the portfolio in the beginning of the fiscal year: National Grid Transco PLC* (UK). While domiciled in the United Kingdom, National Grid Transco PLC owns Niagara Mohawk in the United States. We initially found National Grid attractive but we became concerned about exposure to the US and UK power distribution markets, where disruptions in supply occurred during the summer of 2003.

*	Not owned by the fund on October 31, 2002.

Perhaps the most interesting change to the portfolio during the fiscal period was the reduction in exposure to technology stocks. This sector performed extremely well, of course, and the reason we sold out of some of these stocks is that many began to appear expensive compared with their underlying value. For example, we sold Infineon,* the German semiconductor company, and Sage PLC,* the British software company. As a result, the portfolio is now underweight in technology.8

*	Not owned by the fund on October 31, 2002.

[8]	“Underweight” means a fund holds a lower weighting than the benchmark, indicating that the manager expects the asset in question to underperform the market as a whole.

Scudder Investments	Page 11 of 38

Q: Please review the primary technique you use to evaluate stocks.

A: Many mutual fund portfolio managers use a variety of valuation measures to assess stocks. We primarily use what is known as cash-flow return on investment as the key measure of stock assessment. We like this tool because it appears to work well. We used historical data to examine several valuation measures to see which one had the best predictive power, although clearly past performance is no guarantee of future results. We like this measure because it doesn’t look just at earnings and cash flow, but also at the amount of capital required to generate the earnings and cash flow. Some businesses are capital consumptive, and over the full investment cycle, such businesses will find it difficult to generate good returns. Those are the types of businesses we would typically underweight. We want to emphasize the type of companies that make good use of their capital and are able to grow their cash flows and can therefore generate high and expanding returns.

Q: Do you have any final thoughts for shareholders?

A: We think that the portfolio is well-balanced and reasonably positioned for a recovery in the global economy and the world’s stock markets. Our view is that we are now in a phase in which higher-quality companies will once again do well relative to their lower-quality peers. We believe that the stocks in the portfolio represent the strongest franchises in Europe and that their value will be recognized over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Investments	Page 12 of 38

Portfolio Summary October 31, 2003

Geographical (Excludes Cash Equivalents)	10/31/03	10/31/02
United Kingdom	28%	30%
Switzerland	16%	14%
Germany	16%	11%
France	13%	15%
Netherlands	10%	8%
Italy	5%	4%
Finland	4%	4%
Spain	3%	6%
Luxembourg	1%	—
Other	4%	8%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02
Financials	29%	22%
Energy	12%	14%
Health Care	11%	17%
Industrials	10%	8%
Telecommunication Services	10%	9%
Consumer Discretionary	8%	8%
Consumer Staples	7%	9%
Utilities	5%	3%
Materials	4%	4%
Other	4%	6%

	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2003 (35.4% of Portfolio)
1. Total SA Provider of oil and natural gas	France	4.6%

2. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	4.1%

3. Nestle SA Producer and seller of food products	Switzerland	3.7%

4. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.7%

5. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	3.4%

6. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	3.3%

7. Eni SpA Provider of oilfield and engineering services	Italy	3.2%

8. Telefonica SA Provider of telecommunication services	Spain	3.2%

9. Siemens AG Manufacturer of electrical and electronic equipment	Germany	3.2%

10. Credit Suisse Group Provider of universal banking services	Switzerland	3.0%

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 16. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Scudder Investments	Page 13 of 38

Investment Portfolio as of October 31, 2003

	Shares	Value ($)
Common Stocks 98.5%
Denmark 0.8%
TDC A/S (Cost $994,629)	33,590	1,075,864

Finland 4.0%
Nokia Oyj	188,432	3,192,093
Stora Enso Oyj “R”	136,240	1,848,252

(Cost $4,707,741)		5,040,345

France 13.3%
BNP Paribas SA	27,070	1,418,722
Compagnie de Saint-Gobain	56,340	2,370,688
Credit Agricole SA	120,530	2,553,314
Credit Agricole SA (Rights)*	120,530	27,951
Schneider Electric SA*	37,422	2,184,726
Suez SA	38,465	615,482
Total SA	37,230	5,771,584
Valeo SA*	32,250	1,204,456
Vivendi Universal SA*	30,020	628,984

(Cost $13,642,393)		16,775,907

Germany 14.2%
BASF AG*	30,420	1,391,832
Bayerische Motoren Werke AG	30,150	1,204,335
Deutsche Boerse AG	17,975	996,665
Deutsche Telekom AG (Registered)	102,548	1,611,154
E.ON AG	66,616	3,358,449
Metro AG	53,427	2,179,351
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	8,570	1,019,428
Muenchener Rueckversicherungs-Gesellschaft AG (Rights)*	8,570	70,651
Schering AG	43,220	2,013,062
Siemens AG	59,355	3,991,682

(Cost $14,689,666)		17,836,609

Greece 1.0%
Alpha Credit Bank AE, 144A (Cost $1,091,038)	56,529	1,284,689

Ireland 1.3%
Allied Irish Bank PLC (Cost $1,598,517)	108,900	1,588,470

Italy 5.1%
Assicurazioni Generali SpA	70,780	1,624,974
Eni SpA	252,910	4,005,782
Mediolanum SpA	107,250	747,382

(Cost $5,576,700)		6,378,138

Luxembourg 1.4%
Arcelor (Cost $1,635,827)	122,420	1,741,677

Netherlands 10.1%
Aegon NV	240,417	3,144,451
Akzo Nobel NV	35,990	1,135,067
ING Groep NV	132,618	2,746,341
Koninklijke (Royal) Philips Electronics NV	108,950	2,929,534
Koninklijke Ahold NV*	122,740	1,036,068
Royal Dutch Petroleum Co.	31,103	1,376,560
STMicroelectronics NV	12,030	319,427

(Cost $12,306,234)		12,687,448

Spain 3.2%
Telefonica SA* (Cost $3,204,738)	322,709	4,003,736

Scudder Investments	Page 14 of 38

Sweden 1.0%
Svenska Handelsbanken AB “A” (Cost $870,116)	71,559	1,256,640

Switzerland 16.1%
ABB Ltd.*	225,796	1,323,452
Credit Suisse Group*	107,190	3,765,616
Nestle SA (Registered)*	21,501	4,719,849
Novartis AG (Registered)	110,400	4,195,744
Roche Holding AG*	34,267	2,827,226
Syngenta AG	17,330	925,828
UBS AG (Registered)	41,670	2,551,288

(Cost $18,833,025)		20,309,003

United Kingdom 27.0%
AstraZeneca PLC	51,250	2,406,299
BAA PLC	351,860	2,781,285
BP PLC	192,321	1,334,258
British Sky Broadcasting Group PLC*	122,540	1,330,294
BT Group PLC	479,830	1,509,805
Carnival PLC	24,070	830,864
GlaxoSmithKline PLC	85,830	1,837,334
HSBC Holdings PLC	342,730	5,144,996
Imperial Tobacco Group PLC	76,150	1,261,985
National Grid Transco PLC	52,506	335,101
Prudential PLC	239,810	1,859,990
Royal Bank of Scotland Group PLC	172,003	4,606,890
Scottish & Southern Energy PLC	135,220	1,407,165
Shell Transport & Trading Co., PLC	500,030	3,121,286
Vodafone Group PLC	2,039,941	4,282,057

(Cost $31,083,141)		34,049,609

Total Common Stocks (Cost $110,233,765)		124,028,135

Preferred Stock 1.5%
Germany
Henkel KGaA (Cost $1,610,925)	25,250	1,852,379

Cash Equivalents 0.0%
Scudder Cash Management QP Trust, 1.07% (b) (Cost $32,023)	32,023	32,023

Total Investment Portfolio - 100.0% (Cost $111,876,713) (a)		125,912,537

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $112,344,541. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $13,567,996. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,126,859 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,558,863.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Scudder Investments	Page 15 of 38

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investments:
Investments in securities, at value (cost $111,844,690)	$125,880,514
Investment in Scudder Cash Management QP Trust (cost $32,023)	32,023
Total investments in securities, at value (cost $111,876,713)	125,912,537
Receivable for investments sold	3,345,561
Dividends receivable	22,478
Receivable for Fund shares sold	28,378
Foreign taxes recoverable	359,430

Total assets	129,668,384

Liabilities
Payable for investments purchased	2,905,995
Notes payable	150,000
Interest payable	245
Payable for Fund shares redeemed	326,134
Accrued management fee	86,019
Other accrued expenses and payables	112,884

Total liabilities	3,581,277

Net assets, at value	$126,087,107

Net Assets
Net assets consist of:
Undistributed net investment income	1,386,300
Net unrealized appreciation (depreciation) on:
Investments	14,035,824
Foreign currency related transactions	35,488
Accumulated net realized gain (loss)	(50,055,598)
Paid-in capital	160,685,093

Net assets, at value	$126,087,107

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2003 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($104,607,538 / 12,055,421 shares of capital stock outstanding, $.01 par value, 200,000,000 shares authorized)	$8.68
Maximum offering price per share (100 / 94.25 of $8.68)	$9.21
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,338,819 / 1,773,424 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$8.09
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($7,137,327 / 870,488 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$8.20
Maximum offering price per share (100 / 99.00 of $8.20)	$8.28
Institutional Class
Net Asset Value, offering and redemption price per share ($3,423 / 395 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$8.67

The accompanying notes are an integral part of the financial statements.

Scudder Investments	Page 16 of 38

Statement of Operations for the year ended October 31, 2003

Investment Income
Dividends (net of foreign taxes withheld of $492,555)	$3,257,926
Interest - Scudder Cash Management QP Trust	27,647
Total Income	3,285,573
Expenses:
Management fee	941,524
Administrative fee	467,759
Services to shareholders	29,982
Distribution service fees	457,379
Directors’ fees and expenses	18,642
Interest expense	3,832
Other	42,337
Total expenses before expense reductions	1,961,455
Expense reductions	(4,447)
Total expenses after expense reductions	1,957,008

Net investment income (loss)	1,328,565

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	(7,372,060)
Futures	(298)
Foreign currency related transactions	75,525
(7,296,833)
Net unrealized appreciation (depreciation) during the period on: Investments	27,131,403
Foreign currency related transactions	1,222
27,132,625

Net gain (loss) on investment transactions	19,835,792

Net increase (decrease) in net assets resulting from operations	$21,164,357

The accompanying notes are an integral part of the financial statements.

Scudder Investments	Page 17 of 38

Statement of Changes in Net Assets

	Years Ended October 31,
	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,328,565	$565,589
Net realized gain (loss) on investment transactions	(7,296,833)	(23,634,834)
Net unrealized appreciation (depreciation) on investment transactions during the period	27,132,625	(6,447,086)
Net increase (decrease) in net assets resulting from operations	21,164,357	(29,516,331)
Distributions to shareholders from:
Net investment income:
Class A	(536,050)	—
Institutional Class	(8)	—
Fund share transactions: Proceeds from shares sold	55,235,012	121,959,923
Reinvestment of distributions	385,744	—
Cost of shares redeemed	(78,512,216)	(151,283,969)
Net increase (decrease) in net assets from Fund share transactions	(22,891,460)	(29,324,046)
Increase (decrease) in net assets	(2,263,161)	(58,840,377)
Net assets at beginning of period	128,350,268	187,190,645

Net assets at end of period (including undistributed net investment income of $1,386,300 and $518,268, respectively)	$126,087,107	$128,350,268

The accompanying notes are an integral part of the financial statements.

Scudder Investments	Page 18 of 38

Financial Highlights

Class A

Years Ended October 31,	2003	2002	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$7.35	$9.01	$15.78	$14.87	$14.27

Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.04	.02	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.28	(1.70)	(3.43)	2.95	.63

Total from investment operations	1.37	(1.66)	(3.41)	2.86	.60

Less distributions from:
Net investment income	(.04)	—	—	—	—
Net realized gains on investment transactions	—	—	(3.36)	(1.95)	—

Total distributions	(.04)	—	(3.36)	(1.95)	—

Net asset value, end of period	$8.68	$7.35	$9.01	$15.78	$14.87

Total Return (%)[c]	18.72	(18.42)	(26.93)	18.77	4.20	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	104	150	281	32
Ratio of expenses before expense reductions (%)	1.42	1.38	1.40[d]	1.74	1.63	*
Ratio of expenses after expense reductions (%)	1.42	1.38	1.38[d]	1.72	1.63	*
Ratio of net investment income (loss) (%)	1.20	.50	.17	(.55)	(1.21	)*
Portfolio turnover rate (%)	77	93	94	87	58	*

[a]	For the period from September 3, 1999 (commencement of operations) to October 31, 1999.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.36% and 1.36%, respectively.

*	Annualized

**	Not annualized

Scudder Investments	Page 19 of 38

Class B

Years Ended October 31,	2003	2002	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$6.87	$8.50	$15.20	$14.49	$13.91

Income (loss) from investment operations:
Net investment income (loss)[b]	.03	(.02)	(.09)	(.20)	(.05)
Net realized and unrealized gain (loss) on investment transactions	1.19	(1.61)	(3.25)	2.86	.63

Total from investment operations	1.22	(1.63)	(3.34)	2.66	.58

Less distributions from:
Net realized gains on investment transactions	—	—	(3.36)	(1.95)	—

Total distributions	—	—	(3.36)	(1.95)	—

Net asset value, end of period	$8.09	$6.87	$8.50	$15.20	$14.49

Total Return (%)[c]	17.76[d]	(19.18)	(27.61)	17.79	4.17	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	17	26	40	20
Ratio of expenses before expense reductions (%)	2.26	2.21	2.39[e]	2.64	2.36	*
Ratio of expenses after expense reductions (%)	2.23	2.21	2.38[e]	2.63	2.36	*
Ratio of net investment income (loss) (%)	.45	(.33)	(.83)	(1.21)	(1.95	)*
Portfolio turnover rate (%)	77	93	94	87	58	*

[a]	For the period from September 3, 1999 (commencement of operations) to October 31, 1999.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.31% and 2.31%, respectively.

*	Annualized

**	Not annualized

Scudder Investments	Page 20 of 38

Class C

Years Ended October 31,	2003		2002	2001		2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$6.97		$8.61	$15.34		$14.62	$14.02

Income (loss) from investment operations:
Net investment income (loss)[b]	.03		(.02)	(.07)		(.20)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.20		(1.62)	(3.30)		2.87	.64

Total from investment operations	1.23		(1.64)	(3.37)		2.67	.60

Less distributions from:
Net realized gains on investment transactions	—		—	(3.36)		(1.95)	—

Total distributions	—		—	(3.36)		(1.95)	—

Net asset value, end of period	$8.20		$6.97	$8.61		$15.34	$14.62

Total Return (%)[c]	17.65	[d]	(19.05)	(27.54)		17.69	4.28	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		7	11		17	5
Ratio of expenses before expense reductions (%)	2.22		2.19	2.20	e	2.67	2.40	*
Ratio of expenses after expense reductions (%)	2.21		2.19	2.20	e	2.66	2.40	*
Ratio of net investment income (loss) (%)	.47		(.31)	(.65)		(1.18)	(1.99	)*
Portfolio turnover rate (%)	77		93	94		87	58	*

[a]	For the period from September 3, 1999 (commencement of operations) to October 31, 1999.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.15% and 2.15%, respectively.

*	Annualized

**	Not annualized

Scudder Investments	Page 21 of 38

Institutional Class

Years Ended October 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$7.36	$8.12

Income (loss) from investment operations:
Net investment income (loss)[b]	.11	—	[c]
Net realized and unrealized gain (loss) on investment transactions	1.26	(.76)

Total from investment operations	1.37	(.76)

Less distributions from:
Net investment income	(.06)	—

Total distributions	(.06)	—

Net asset value, end of period	$8.67	$7.36

Total Return (%)	18.79	(9.36	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.003	.001
Ratio of expenses (%)	1.15	1.10	*
Ratio of net investment income (loss) (%)	1.53	(.23	)*
Portfolio turnover rate (%)	77	93

[a]	For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to October 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Amount is less than $.005.

*	Annualized

**	Not annualized

Scudder Investments	Page 22 of 38

Notes to Financial Statements

A. Significant Accounting Policies

Scudder New Europe Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Scudder Investments	Page 23 of 38

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $49,588,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($15,362,000), October 31, 2010 ($26,418,000) and October 31, 2011 ($7,808,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$1,395,354
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(49,588,000)
Net unrealized appreciation (depreciation) on investments	$13,567,996

Scudder Investments	Page 24 of 38

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2003	2002
Distributions from ordinary income*	$536,058	—

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $93,748,448 and $114,061,631, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund’s average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund’s average daily net assets. Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund and is paid by the Advisor for its services.

Scudder Investments	Page 25 of 38

Administrative Fee. Under the Administrative Agreement (the “Administrative Agreement”), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.40%, 0.45%, 0.425% and 0.35% of the average daily net assets for Class A, B, C and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

For the period November 1, 2002 through September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$377,964
Class B	63,636
Class C	26,082
Institutional Class	77

$467,759

The Administrative Agreement between the Advisor and the Fund terminated September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets for Class A, B and C shares and at 1.10% of average daily net assets for the Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees). Accordingly, under these arrangements, the Advisor reimbursed certain operating expenses of $4,447, for the year ended October 31, 2003.

Service Provider Fees.

Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the Fund’s transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through October 31, 2003, the amount charged to the Fund by SISC aggregated $29,572, all of which is unpaid at October 31, 2003.

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. In turn, as of April 1, 2003, SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period October 1, 2003 through October 31, 2003, the amount charged to the Fund by SFAC for accounting services aggregated $12,660, all of which is unpaid at October 31, 2003.

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Scudder Investments	Page 26 of 38

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$115,227	$10,036
Class C	50,577	4,934

	$165,804	$14,970

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$238,560		$22,712.23%
Class B	36,876		2,849.24%
Class C	16,139		1,403.24%

	$291,575		$26,964

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2003 aggregated $3,995. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended October 31, 2003.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and C shares aggregated $37,103 and $752, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2003, SDI received $135,738.

Directors’ Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Scudder Investments	Page 27 of 38

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended October 31, 2003, there were no custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. At the end of the period, $150,000 was outstanding. Interest expense incurred on the borrowings amounted to $3,832 for the year ended October 31, 2003. The average dollar amount of the borrowings was $212,639 and the weighted average interest rate on these borrowings was 1.533%.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,405,929	$49,571,190	12,099,853	$102,694,828
Class B	532,905	3,734,470	2,070,406	16,029,052
Class C	193,569	1,379,018	401,371	3,235,043
Institutional Class	68,781	550,334	123 *	1,000 *

		$55,235,012		$121,959,923

Shares issued to shareholders in reinvestment of distributions
Class A	52,331	$385,736	—	—
Institutional Class	1	8	—	—

		$385,744		—

Shares redeemed
Class A	(8,570,358)	$(66,697,795)	(14,622,227)	$(125,486,257)
Class B	(1,278,219)	(9,060,777)	(2,619,817)	(20,555,236)
Class C	(307,876)	(2,201,800)	(658,224)	(5,242,476)
Institutional Class	(68,510)	(551,844)	—	—

		$(78,512,216)		$(151,283,969)

Net increase (decrease)
Class A	(2,112,098)	$(16,740,869)	(2,522,374)	$(22,791,429)
Class B	(745,314)	(5,326,307)	(549,411)	(4,526,184)
Class C	(114,307)	(822,782)	(256,853)	(2,007,433)
Institutional Class	272	(1,502)	123 *	1,000 *

		$(22,891,460)		$(29,324,046)

*	For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to October 31, 2002.

Scudder Investments	Page 28 of 38

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors and Shareholders of Scudder New Europe Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder New Europe Fund (the “Fund”), (one of a series of Scudder New Europe Fund, Inc.) as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder New Europe Fund (one of a series of Scudder New Europe Fund, Inc.) at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts	/s/ Ernst & Young LLP
December 22, 2003

Tax Information (Unaudited)

The Fund paid foreign taxes of $493,000 and earned $1,845,000 of foreign source income during the year ended October 31, 2003. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.13 per share as income earned from foreign sources for the year ended October 31, 2003.

For federal income tax purposes, the Fund designates $1,535,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Scudder Investments	Page 29 of 38

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2003. Each individual’s age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Director’s term of office extends until the next shareholder’s meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

John W. Ballantine (57) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron’s international energy infrastructure business).	82

Lewis A. Burnham (70) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82

Donald L. Dunaway (66) Director, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82

James R. Edgar (57) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82

Paul K. Freeman (53) Director, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82

Robert B. Hoffman (66) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82

Shirley D. Peterson (62) Director, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College; AK Steel (steel production).	82

Fred B. Renwick (73) Director, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82

William P. Sommers (70) Director, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).	82

John G. Weithers (70) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Scudder Investments	Page 30 of 38

Interested Directors and Officers[2]

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Richard T. Hale[3] (58) Chairman and Director, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	201

Brenda Lyons[4,7] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a

Alexander Black[5] (40) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a

Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a

Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Salvatore Schiavone[4] (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Lucinda H. Stebbins[4] (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz[6] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

[1]	Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

[3]	Address: One South Street, Baltimore, Maryland

[4]	Address: Two International Place, Boston, Massachusetts

[5]	Address: 1 Appold Street, Broadgate, London, UK

[6]	Address: 345 Park Avenue, New York, New York

[7]	Ms. Lyons was elected by the Directors as President on November 19, 2003.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Scudder Investments	Page 31 of 38

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Scudder Investments	Page 32 of 38

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Investments	Page 33 of 38

Scudder Funds (continued)

Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market

A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts

Retirement Programs

Traditional IRA

Roth IRA

SEP-IRA

Inherited IRA

Keogh Plan

401(k), 403(b) Plans

Variable Annuities

Education Accounts

Coverdell Education Savings Account

UGMA/UTMA

IRA for Minors

Scudder Investments	Page 34 of 38

Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund’s objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investments	Page 35 of 38

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class

Nasdaq Symbol	KNEAX	KNEBX	KNECX	KNEIX

CUSIP Number	81118E-108	81118E-207	81118E-306	81118E-405

Fund Number	022	222	322	529

Scudder Investments	Page 3 of 41

Scudder Greater Europe Growth Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here>	Performance Summary

<Click Here>	Portfolio Management Review

<Click Here>	Portfolio Summary

<Click Here>	Investment Portfolio

<Click Here>	Financial Statements

<Click Here>	Financial Highlights

<Click Here>	Notes to Financial Statements

<Click Here>	Report of Independent Auditors

<Click Here>	Tax Information

<Click Here>	Directors and Officers

<Click Here>	Investment Products

<Click Here>	Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Scudder Investments	Page 4 of 41

Performance Summary October 31, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)

Scudder Greater Europe Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	17.59%	-10.82%	-1.79%	8.23%
Class B(a)	16.75%	-11.52%	-2.57%	7.37%
Class C(a)	16.69%	-11.51%	-2.55%	7.39%
MSCI Europe Index+	24.16%	-6.21%	-1.29%	7.59%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information

	Class A	Class B	Class C
Net Asset Value:
10/31/03	$21.16	$20.84	$20.84
10/31/02	$18.06	$17.85	$17.86
Distribution Information:
Twelve Months:
Income Dividends	$.07	$—	$—

Class A Lipper Rankings* - European Region Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	125	of	160	78

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Scudder Investments	Page 5 of 41

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)

☐ Scudder Greater Europe Growth Fund - Class A(c)

☐ MSCI Europe Index+

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)

Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$11,083	$6,684	$8,610	$19,304
	Average annual total return	10.83%	-12.56%	-2.95%	7.53%
Class B(c)	Growth of $10,000	$11,375	$6,794	$8,695	$19,055
	Average annual total return	13.75%	-12.09%	-2.76%	7.37%
Class C(c)	Growth of $10,000	$11,552	$6,859	$8,699	$18,896
	Average annual total return	15.52%	-11.81%	-2.75%	7.27%
MSCI Europe Index+	Growth of $10,000	$12,416	$8,250	$9,370	$19,319
	Average annual total return	24.16%	-6.21%	-1.29%	7.59%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class A, B, and C

*	Returns and rankings during the life of class period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

**	The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.

[a]	Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

[b]	The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

[c]	Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charge of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge (“CDSC”), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within 1 year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.

+	The MSCI Europe Index is an unmanaged capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Fund’s prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund’s most up-to-date performance. On the Web, go to scudder.com.

Scudder Investments	Page 6 of 41

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*

Scudder Greater Europe Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class S	17.87%	-10.59%	-1.53%	8.53%
Class AARP(a)	17.93%	-10.60%	-1.54%	8.52%
MSCI Europe Index+	24.16%	-6.21%	-1.29%	7.59%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net asset Value and Distribution Information

	Class AARP	Class S
Net Asset Value:
10/31/03	$21.21	$21.21
10/31/02	$18.10	$18.11
Distribution Information:
Twelve Months:
Income Dividends	$.12	$.12

Class S Lipper Rankings* - European Region Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	116	of	160	73
3-Year	99	of	128	77
5-Year	47	of	79	59

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*

☐ Scudder Greater Europe Growth Fund - Class S

☐ MSCI Europe Index+

Yearly periods ended October 31

Comparative Results*

Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$11,787	$7,147	$9,257	$20,989
	Average annual total return	17.87%	-10.59%	-1.53%	8.53%
Class AARP(a)	Growth of $10,000	$11,793	$7,146	$9,256	$20,986
	Average annual total return	17.93%	-10.60%	-1.54%	8.52%
MSCI Europe Index+	Growth of $10,000	$12,416	$8,250	$9,370	$19,319
	Average annual total return	24.16%	-6.21%	-1.29%	7.59%

The growth of $10,000 is cumulative.

Scudder Investments	Page 7 of 41

Notes to Performance Summary - Class AARP and Class S

*	Returns and rankings during the life of class period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

**	The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.

[a]	Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

+	The MSCI Europe Index is an unmanaged capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders of Class S redeeming shares held less than six months have a lower total return due to the effect of the 2% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Fund’s prospectus for specific details regarding its investments and risk profile.

Please call (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S) for the Fund’s most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Scudder Investments	Page 8 of 41

Portfolio Management Review

Scudder Greater Europe Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Greater Europe Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Alexander (Sandy) Black

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1994.

•	Head of European Equity portfolio selection team, portfolio manager Europe ex-UK & Euroland Equity, and head of European Equity local research team: London.

•	MA, Cambridge University.

•	Joined the fund in 2002.

Julian Barrell

Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1997 after five years of experience as fund manager for Foreign & Colonial Management Ltd.

•	Portfolio manager for European Equity and Europe ex-UK & Euroland Equity: London.

•	Joined the fund in 2002.

Joerg Breedveld

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1981 as a portfolio manager, previously serving as investment advisor and financial analyst for German equities within Deutsche Bank Research.

•	Head of global portfolio selection team for Europe ex-UK & Euroland Equity, member of European Equity portfolio selection team, European Mid-Cap Equity analyst and portfolio manager for German and Europe Equities: Frankfurt.

•	Joined the fund in 2002.

Katrina Mitchell

Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1993 as a Graduate Trainee.

•	Portfolio manager for European Equity and Europe ex-UK & Euroland Equity and member of European Equity local research team: London.

•	Joined the fund in 2002.

Scudder Investments	Page 9 of 41

Michael Schmidt

CFA, Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1992.

•	Head of global equity research team for Telecom Services sector and portfolio manager for European Equity and Europe ex-UK & Euroland Equity: Frankfurt.

•	Joined the fund in 2002.

John Wood

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1998 after 14 years of experience as head of UK equities for Foreign & Colonial Management, UK Equity fund manager for Mercury Asset Management, management consultant for McKinsey and fund manager, corporate finance executive and personal assistant to the chairman at SG Warburg Group.

•	MA, Oxford.

•	MBA, Harvard Business School.

•	Joined the fund in 2002.

In the following interview, Lead Portfolio Manager Alexander “Sandy” Black discusses Scudder Greater Europe Growth Fund’s strategy and the market environment during the 12-month period ended October 31, 2003.

Q: How would you describe the European equity market environment during the fiscal year?

A: The past year can be divided into two distinct halves. European markets, along with most developed markets, delivered negative returns during the first half of the reporting period. This was due largely to the substantial sell-off that occurred in the first calendar quarter of 2003, when the threat of war in Iraq weighed heavily on stock prices. Equity markets reached their low point in mid-March, shortly before the beginning of the war. Since then, markets worldwide have been on an upward trend due to expectations of better corporate profits and a global economic recovery. Stocks rose sharply from mid-March to mid-April, and then steadily improved through the end of October, essentially without a break. Amid the volatility of the first half of the reporting period, it paid to be defensively positioned.1 During the second half of the period - when investors’ appetite for risk returned - more-aggressive investors were rewarded.

[1]	“Defensive” means a portfolio owns companies that are more likely to beat the market in a difficult environment. A defensive positioning is therefore generally positive when the market is falling and negative when it is rising.

Currencies also played a significant role in European equity returns during the year. Against the US dollar, the euro rallied 17% and the British pound sterling rose 8%.2 European markets, while performing strongly on an absolute basis, did lag many other global markets. Some of this gap was offset by currency appreciation, however.

[2]	This is a positive for investors in mutual funds with an international component, since it means holdings in foreign stocks are worth more when translated into US dollars.

Q: What types of stocks performed well in this environment?

A: Broadly speaking, more-aggressive sectors performed well, particularly during the second half of the reporting period. These sectors include software services, semiconductors and equipment, and transportation.3 Conversely, the worst-performing sectors included some of the more-defensive industries, despite the volatility of the first half of the reporting period when such defensive positioning was beneficial. These sectors include food, beverages and tobacco; household products; and energy.

[3]	Semiconductors are computer memory chips.

Scudder Investments	Page 10 of 41

That said, returns of individual companies within the broader industry sectors were often widely divergent. That is because there were other themes that dominated market performance. First, lower-quality stocks performed very well, as investors bid up the shares of companies that were feared to be on the brink of bankruptcy. Second, small and midsize stocks outperformed their larger peers. Both of these trends were very favorable for aggressive investors and those less focused on fundamentals (such as earnings and valuations).

Q: How did Scudder Greater Europe Growth Fund perform, and what were the reasons for its relative performance?

A: For the 12-month period ended October 31, 2003, Class A shares of Scudder Greater Europe Growth Fund returned 17.59% (unadjusted for sales charges). (Please see pages 3 through 8 for the performance of other share classes.) In comparison, the fund’s benchmark, the MSCI Europe Index, produced a total return of 24.16%.4

[4]	The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

The market themes previously discussed explain why the fund underperformed versus its benchmark. First, much of the performance in European markets came from what we view as poorer quality companies - those with a large amount of debt and questionable management. Our view is that this was a short-term anomaly resulting from the fact that the global markets were rebounding from an exceptionally long downturn. We continue to believe that an emphasis on quality will prove beneficial over the long term. As a result, we remain focused on high-quality names that in many instances have not done as well as their lower-quality peers.

The second reason for the fund’s underperformance is that it has a large-cap bias, and small- and mid-cap stocks (which are more heavily represented in the benchmark) led the way during the fiscal year. We did identify some attractively valued mid-caps earlier in the year, but due to the illiquidity of many smaller stocks in Europe, it was extremely difficult to actually buy shares.5

[5]	“Illiquidity” means that is difficult for large institutional investors to buy or sell stocks without affecting prices unfavorably. Large-cap stocks are generally more “liquid” than small-cap stocks.

Q: Did you reposition the portfolio during the period under review?

A: Yes. The overall aim of our strategy over the past year was to increase the portfolio’s exposure to companies that have greater sensitivity to economic trends. This positioning helped the fund gain exposure to areas of the market that are more likely to benefit from the positive direction of economic growth and corporate earnings worldwide. In increasing exposure to this area of the market, we made a corresponding reduction to some of the more defensive investments in the portfolio.

Q: In what areas did you make additions?

A: We added to the fund’s position in financials, particularly investment banks. In the past year, we saw an increase in initial public offerings and secondary placements, and investment banks are positioned to benefit from this trend.6 We also built up the fund’s position in Aegon N.V. - a Dutch insurance company that we believe is one of the most attractively valued in Europe - and Credit Suisse Group (Switzerland).

[6]	Initial public offerings, or IPOs, occur when companies that were previously private “go public”; secondary offerings are issuances of more stock by companies that are already public. Investment banks earn fees from these transactions.

Scudder Investments	Page 11 of 41

We also added to the fund’s position in the oil sector. Some investors fear that oil prices are poised to decline and that the prices of oil stocks will inevitably fall as well. However, we believe oil prices will stay strong for longer than the market currently expects. This should be an ongoing positive for the sector as a whole. The fund’s top holdings in this sector are Total S.A. (France) and Shell Transport & Trading Co. PLC (UK).

Other additions to the portfolio were designed to increase the fund’s sensitivity to accelerating economic activity. British Sky Broadcasting Group PLC (B Sky B) and Carnival are two such additions. Given that B Sky B is the UK’s leading pay-TV broadcaster, we expect that increased consumer confidence will help the company’s earnings. Carnival should also benefit from stronger consumer spending, as well as from favorable demographic trends. The population of the western world is aging, which has contributed to an increase in demand for cruise holidays. Moreover, Carnival has become one of the two dominant players in the industry as a result of consolidation, competitive pricing, and its management’s compensation being contingent upon solid financial returns.7

[7]	“Consolidation” is the process of an industry with many players becoming an industry with fewer players due to mergers. This gives the remaining companies an improved ability to raise prices.

Q: In what areas did you reduce the fund’s position?

A: Within the health care sector, we reduced the fund’s positions in companies such as Aventis (France) and GlaxoSmithKline PLC (UK). Generally speaking, the pharmaceuticals sector is under pressure due to the lack of exciting new medications on their way to the market. However, we prefer to expose the fund to high-growth pharmaceuticals for which the new drug “pipeline” is stronger, such as Astrazeneca PLC (UK) and Roche Holdings AG (Switzerland).

We also reduced the fund’s exposure to telecommunications stocks such as Deutsche Telekom AG (Germany). The growth potential of such companies is now very modest due to increased competition. While telecoms’ strong cash flows are attractive in declining markets, it is possible to find better earnings and cash flow growth in other areas of the market at the times when the global economy is expanding.

In the utilities sector, our most notable reduction was to the fund’s position in National Grid Transco (UK). While domiciled in the United Kingdom, National Grid owns Niagara Mohawk, which provides electric and natural gas service to customers in upstate New York. We are concerned about the fund’s exposure to the US and UK power distribution markets, where disruptions in supply occurred during the summer of 2003.

Perhaps the most interesting change to the portfolio during the fiscal period was the reduction in exposure to technology stocks. This sector performed extremely well, of course, and the reason we sold out of the fund’s position in some of these stocks is that many began to appear expensive compared with their underlying value. For example, we sold Infineon, the German semiconductor company, and Sage PLC, the British software company. As a result, the portfolio is now underweight in technology.8

[8]	“Underweight” means a fund holds a lower weighting than the benchmark, indicating that the manager expects the asset in question to underperform the market as a whole.

Scudder Investments	Page 12 of 41

Q: Please review the primary technique you use to evaluate stocks.

A: Many mutual fund portfolio managers use a variety of valuation measures to assess stocks. We primarily use what is known as cash-flow return on investment as the key measure of stock assessment. We like this tool because it appears to work well. We used historical data to examine several valuation measures to see which one had the best predictive power, although clearly past performance is no guarantee of future results. We like this measure because it doesn’t look just at earnings and cash flow, but also at the amount of capital required to generate the earnings and cash flow. Some businesses are capital consumptive, and over the full investment cycle, such businesses will find it difficult to generate good returns. Those are the types of businesses we would typically underweight. We want to emphasize the type of companies that make good use of their capital and are able to grow their cash flows and can therefore generate high and expanding returns.

Q: Do you have any final thoughts for shareholders?

A: We think that the portfolio is well-balanced and reasonably positioned for a recovery in the global economy and the world’s stock markets. Our view is that we are now in a phase in which higher-quality companies will once again do well relative to their lower-quality peers. We believe that the stocks in the portfolio represent the strongest franchises in Europe and that their value will be recognized over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Investments	Page 13 of 41

Portfolio Summary October 31, 2003

Geographical Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02
United Kingdom	28%	31%
Switzerland	16%	14%
Germany	14%	11%
France	14%	16%
Netherlands	8%	9%
Italy	5%	2%
Spain	5%	6%
Finland	4%	4%
Denmark	2%	3%
Other	4%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02
Financials	27%	20%
Energy	13%	14%
Health Care	12%	16%
Telecommunication Services	10%	8%
Industrials	9%	10%
Consumer Discretionary	9%	10%
Consumer Staples	7%	9%
Utilities	5%	4%
Materials	4%	4%
Other	4%	5%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2003 (34.5% of Portfolio)

1. Total SA Producer of oil and natural gas	France	4.4%
2. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	4.0%
3. Nestle SA Producer and seller of food products	Switzerland	3.9%
4. Telefonica SA Provider of telecommunication services	Spain	3.4%
5. Shell Transport & Trading Co., PLC Provider of oil and gas	United Kingdom	3.3%
6. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.3%
7. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	3.2%
8. Eni SpA Provider of oilfield and engineering services	Italy	3.2%
9. Credit Suisse Group Provider of universal banking services	Switzerland	3.0%
10. Novartis Manufacturer of pharmaceutical and nutrition products	Switzerland	2.8%

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 20. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Scudder Investments	Page 14 of 41

Investment Portfolio as of October 31, 2003

	Shares	Value ($)
Common Stocks 98.4%
Denmark 1.5%
Group 4 Falck AS	95,370	2,133,042
Tele Danmark AS	101,020	3,235,600

(Cost $5,169,246)		5,368,642

Finland 3.8%
Nokia Oyj	508,959	8,621,913
Stora Enso Oyj “R”	402,830	5,464,850

(Cost $12,746,282)		14,086,763

France 14.3%
Alcatel SA*	150,580	1,981,681
Aventis SA	109,434	5,779,779
BNP Paribas SA	47,760	2,503,072
Compagnie de Saint-Gobain	119,380	5,023,300
Credit Agricole SA	171,210	3,626,923
Credit Agricole SA (Rights)*	171,210	39,704
Schneider Electric SA	111,076	6,484,706
Suez SA	223,410	3,574,805
Thomson SA	89,220	1,874,524
Total SA	104,341	16,175,474
Valeo SA	106,460	3,976,013
Vivendi Universal SA*	89,870	1,882,970

(Cost $41,290,518)		52,922,951

Germany 12.9%
BASF AG	80,990	3,705,605
Bayerische Motoren Werke AG	99,370	3,969,311
Deutsche Boerse AG	50,980	2,826,702
Deutsche Telekom AG (Registered)*	306,498	4,815,457
E.ON AG	191,982	9,678,781
Metro AG	142,504	5,812,909
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	24,860	2,957,173
Muenchener Rueckversicherungs-Gesellschaft AG (Rights)*	24,860	204,947
Schering AG	83,870	3,906,421
Siemens AG	143,897	9,677,214

(Cost $38,072,500)		47,554,520

Greece 0.9%
Alpha Credit Bank AE (Cost $2,947,361)	152,709	3,470,494
Ireland 1.3%
Allied Irish Bank (Cost $4,668,008)	318,060	4,639,384
Italy 4.8%
Assicurazioni Generali SpA	162,960	3,741,251
Eni SpA	744,800	11,796,712
Mediolanum SpA	308,410	2,149,184

(Cost $15,229,776)		17,687,147

Luxembourg 0.9%
Arcelor (Cost $2,924,919)	219,110	3,117,291
Netherlands 8.3%
Aegon NV	702,133	9,183,307
Akzo Nobel NV	81,121	2,558,426
ING Groep NV	353,678	7,324,199
Koninklijke (Royal) Philips Electronics NV	290,230	7,803,935
Koninklijke Ahold NV*	354,080	2,988,845
STMicroelectronics NV	35,150	933,322

(Cost $27,256,540)		30,792,034

Spain 4.4%
Banco Bilbao Vizcaya Argentaria SA	327,860	3,752,115
Telefonica SA*	1,019,267	12,645,678

(Cost $13,492,239)		16,397,793

Scudder Investments	Page 15 of 41

Sweden 1.2%
Svenska Handelsbanken AB “A” (Cost $3,122,875)	254,970	4,477,500
Switzerland 15.9%
ABB Ltd.*	673,782	3,949,219
Credit Suisse Group	313,060	10,997,889
Nestle SA (Registered)	65,677	14,417,261
Novartis AG (Registered)	271,300	10,310,737
Roche Holding AG	101,730	8,393,314
Syngenta AG	61,750	3,298,897
UBS AG (Registered)	123,280	7,547,943

(Cost $53,466,530)		58,915,260

United Kingdom 28.2%
AstraZeneca PLC	153,910	7,226,410
BAA PLC	665,040	5,256,823
BP PLC	1,336,481	9,272,050
British Sky Broadcasting Group PLC*	357,880	3,885,144
BT Group PLC	1,346,410	4,236,536
Carnival PLC	70,290	2,426,317
GlaxoSmithKline PLC	388,724	8,321,285
HSBC Holdings PLC	992,411	14,897,881
Imperial Tobacco Group PLC	250,960	4,158,998
National Grid Transco PLC	157,736	1,006,693
Prudential Corp. PLC	658,270	5,105,608
Royal Bank of Scotland Group PLC	449,340	12,035,022
Scottish & Southern Energy PLC	203,830	2,121,155
Shell Transport & Trading Co., PLC	1,958,818	12,227,328
Vodafone Group PLC	5,669,351	11,900,581
(Cost $92,557,151)		104,077,831

Total Common Stocks (Cost $312,943,945)		363,507,610

Preferred Stock 1.5%
Germany
Henkel KGaA (Cost $4,871,151)	76,600	5,619,494
Scudder Cash Management QP Trust, 1.07% (b) (Cost $497,310)	497,310	497,310

Total Investment Portfolio - 100.0% (Cost $318,312,406) (a)		369,624,414

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $320,823,601. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $48,800,813. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $52,710,641 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,909,828.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At October 31, 2003, open futures contracts were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
MSCI Pan Euro	12/19/2003	200	3,536,461	3,561,983	25,522
Total net unrealized appreciation					25,522

The accompanying notes are an integral part of the financial statements.

Scudder Investments	Page 16 of 41

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003

Assets
Investments:
Investments in securities, at value (cost $317,815,096)	$369,127,104
Investment in Scudder Cash Management QP Trust (cost $497,310)	497,310
Total investments in securities, at value (cost $318,312,406)	369,624,414
Foreign currency, at value (cost $460,972)	463,801
Margin deposit	375,210
Receivable for investments sold	8,654,232
Dividends receivable	80,526
Receivable for Fund shares sold	169,566
Foreign taxes recoverable	1,254,692

Total assets	380,622,441

Liabilities
Payable for investments purchased	5,166,241
Payable for Fund shares redeemed	484,672
Accrued management fee	305,350
Other accrued expenses and payables	154,015

Total liabilities	6,110,278

Net assets, at value	$374,512,163

Net Assets
Net assets consist of:
Undistributed net investment income	4,605,557
Net unrealized appreciation (depreciation) on:
Investments	51,312,008
Futures	25,522
Foreign currency related transactions	148,823
Accumulated net realized gain (loss)	(280,137,316)
Paid-in capital	598,557,569

Net assets, at value	$374,512,163

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2003 (continued)

Net Asset Value
Class A Net Asset Value and redemption price per share ($2,290,288 / 108,230 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$21.16
Maximum offering price per share (100 / 94.25 of $21.16)	$22.45
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($238,626 / 11,452 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$20.84
Class C Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($363,621 / 17,445 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$20.84
Maximum offering price per share (100 / 99.00 of $20.84)	$21.05
Class AARP Net Asset Value, offering and redemption price per share ($2,333,187 / 110,026 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$21.21
Class S Net Asset Value, offering and redemption price (a) per share ($369,286,441 / 17,409,402 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$21.21

(a)	Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Scudder Investments	Page 17 of 41

Statement of Operations for the year ended October 31, 2003

Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,492,605)	$10,096,419
Interest - Scudder Cash Management QP Trust	50,106

Total Income	10,146,525

Expenses:
Management fee	3,805,436
Administrative fee	1,673,670
Distribution service fees	10,124
Directors’ fees and expenses	13,752
Other	14,994

Total expenses before expense reductions	5,517,976

Expense reductions	(102)

Total expenses after expense reductions	5,517,874

Net investment income (loss)	4,628,651

Realized and Unrealized Gain (Loss) on Investment Transactions

Net realized gain (loss) from:
Investments	(34,299,462)
Futures	33,728
Foreign currency related transactions	21,038
(34,244,696)
Net unrealized appreciation (depreciation) during the period on:
Investments	87,942,727
Futures	25,522
Foreign currency related transactions	31,543

87,999,792

Net gain (loss) on investment transactions	53,755,096

Net increase (decrease) in net assets resulting from operations	$58,383,747

The accompanying notes are an integral part of the financial statements.

Scudder Investments	Page 18 of 41

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2003	2002
Operations:
Net investment income (loss)	$4,628,651	$3,109,291
Net realized gain (loss) on investment transactions	(34,244,696)	(79,653,018)
Net unrealized appreciation (depreciation) on investment transactions during the period	87,999,792	(21,280,083)
Net increase (decrease) in net assets resulting from operations	58,383,747	(97,823,810)
Distributions to shareholders from:
Net investment income:
Class A	(4,080)	(1,528)
Class AARP	(12,506)	(9,292)
Class S	(2,592,148)	(2,158,582)
Fund share transactions:
Proceeds from shares sold	53,576,438	162,684,885
Reinvestment of distributions	2,419,776	1,928,583
Cost of shares redeemed	(161,946,554)	(365,304,368)
Redemption fees	39,759	96,258
Net increase (decrease) in net assets from Fund share transactions	(105,910,581)	(200,594,642)
Increase (decrease) in net assets	(50,135,568)	(300,587,854)
Net assets at beginning of period	424,647,731	725,235,585

Net assets at end of period (including undistributed net investment income of $4,605,557 and $2,564,602, respectively)	$374,512,163	$424,647,731

The accompanying notes are an integral part of the financial statements.

Scudder Investments	Page 19 of 41

Financial Highlights

Class A
Years Ended October 31,	2003		2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$18.06		$22.13	$25.79
Income (loss) from investment operations:
Net investment income (loss)[b]	.18		.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.99		(4.09)	(3.65)

Total from investment operations	3.17		(4.03)	(3.66)

Less distributions from:
Net investment income	(.07)		(.04)	—
Redemption fees	—	***	— ***	—
Net asset value, end of period	$21.16		$18.06	$22.13

Total Return (%)[c]	17.59[d]		(18.29)	(14.19	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		1	.72
Ratio of expenses (%)	1.65		1.66	1.64	*
Ratio of net investment income (loss) (%)	1.02		.25	(.07	)*
Portfolio turnover rate (%)	71		89	104

[a]	For the period from March 19, 2001 (commencement of sales of Class A shares) to October 31, 2001.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Scudder Investments	Page 20 of 41

Class B
Years Ended October 31,	2003		2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$17.85		$22.02	$25.79
Income (loss) from investment operations:
Net investment income (loss)[b]	.05		(.10)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.94		(4.07)	(3.64)

Total from investment operations	2.99		(4.17)	(3.77)

Redemption fees	—	***	— ***	—
Net asset value, end of period	$20.84		$17.85	$22.02

Total Return (%)[c]	16.75		(18.97)	(14.62	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.24		.25	.05
Ratio of expenses (%)	2.45		2.46	2.44	*
Ratio of net investment income (loss) (%)	.22		(.55)	(.87	)*
Portfolio turnover rate (%)	71		89	104

[a]	For the period from March 19, 2001 (commencement of sales of Class B shares) to October 31, 2001.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Scudder Investments	Page 21 of 41

Class C
Years Ended October 31,	2003		2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$17.86		$22.01	$25.79
Income (loss) from investment operations:
Net investment income (loss)[b]	.04		(.10)	(.11)
Net realized and unrealized gain (loss) on investment transactions	2.94		(4.05)	(3.67)

Total from investment operations	2.98		(4.15)	(3.78)

Redemption fees	—	***	— ***	—
Net asset value, end of period	$20.84		$17.86	$22.01

Total Return (%)[c]	16.69		(18.86)	(14.66	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.36		.28	.06
Ratio of expenses (%)	2.45		2.43	2.42	*
Ratio of net investment income (loss) (%)	.22		(.52)	(.85	)*
Portfolio turnover rate (%)	71		89	104

[a]	For the period from March 19, 2001 (commencement of sales of Class C shares) to October 31, 2001.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Scudder Investments	Page 22 of 41

Class AARP
Years Ended October 31,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$18.10	$22.17	$31.14	$32.02
Income (loss) from investment operations:
Net investment income (loss)[b]	.23	.11	.06	(.03)
Net realized and unrealized gain (loss) on investment transactions	3.00	(4.11)	(7.82)	(.85)

Total from investment operations	3.23	(4.00)	(7.76)	(.88)

Less distributions from:
Net investment income	(.12)	(.07)	(.01)	—
Net realized gains on investment transactions	—	—	(1.20)	—

Total distributions	(.12)	(.07)	(1.21)	—

Redemption fees	— ***	— ***	—	—
Net asset value, end of period	$21.21	$18.10	$22.17	$31.14

Total Return (%)	17.93[c]	(18.10)	(26.01)	(2.75	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	1
Ratio of expenses (%)	1.45	1.38	1.37	1.35	*
Ratio of net investment income (loss) (%)	1.22	.53	.24	(.09	)**
Portfolio turnover rate (%)	71	89	104	72

[a]	For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Scudder Investments	Page 23 of 41

Class S
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$18.11	$22.17	$31.14	$28.13	$24.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.11	.06	.07	.10[b]
Net realized and unrealized gain (loss) on investment transactions	2.99	(4.10)	(7.82)	3.12	3.86
Total from investment operations	3.22	(3.99)	(7.76)	3.19	3.96
Less distributions from:
Net investment income	(.12)	(.07)	(.01)	(.08)	(.06)
Net realized gains on investment transactions	—	—	(1.20)	(.10)	—

Total distributions	(.12)	(.07)	(1.21)	(.18)	(.06)

Redemption fees	— *	— *	—	—	—
Net asset value, end of period	$21.21	$18.11	$22.17	$31.14	$28.13

Total Return (%)	17.87[d]	(18.09)	(25.97)	11.31	16.36

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	369	421	721	1,410	1,035
Ratio of expenses (%)	1.45	1.38	1.37	1.42[c]	1.46
Ratio of net investment income (loss) (%)	1.22	.53	.24	.22	.37
Portfolio turnover rate (%)	71	89	104	72	83

[a]	Based on average shares outstanding during the period.

[b]	Net investment income per share includes non-recurring dividend income amounting to $.08 per share.

[c]	The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.41%.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Scudder Investments	Page 24 of 41

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the “Fund”) is a non-diversified series of Scudder International Fund, Inc. (the “Corporation”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Scudder Investments	Page 25 of 41

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $277,627,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($154,507,000), October 31, 2010 ($87,874,000) and October 31, 2011 ($35,246,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$4,595,344
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(277,627,000)
Net unrealized appreciation (depreciation) on investments	$48,800,813

Scudder Investments	Page 26 of 41

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2003	2002
Distributions from ordinary income*	$2,608,734	$2,169,402

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $264,038,385 and $372,379,560, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $1,000,000,000 of the Fund’s average daily net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.00% of the Fund’s average daily net assets. Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, serves as subadvisor with the respect to the investment and reinvestment of assets in the Fund and is paid by the Advisor for its services.

Scudder Investments	Page 27 of 41

Administrative Fee. Under the Administrative Agreement (the “Administrative Agreement”), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.400%, 0.450%, 0.425%, 0.375% and 0.375% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly for the period November 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Fund’s Directors approved new Administrative Fee rates of 0.465%, 0.480%, 0.470%, 0.455% and 0.455% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provided subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2003
Class A	$11,728	$824
Class B	1,177	95
Class C	1,388	138
Class AARP	9,153	941
Class S	1,650,224	149,362

	$1,673,670	$151,360

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund’s Independent Directors of the Fund’s shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.465%, 1.480%, 1.470%, 1.455% and 1.455% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees).

Scudder Investments	Page 28 of 41

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$1,861	$152
Class C	2,253	222

	$4,114	$374

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$4,757		$1,210.19%
Class B	550		34.22%
Class C	703		53.23%

	$6,010		$1,297

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2003, aggregated $143. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended October 31, 2003.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and C shares aggregated $436 and $35, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2003, SDI received $1,496.

Directors’ Fees and Expenses. The Fund pays each Director not affiliated with the Advisor a retainer fee plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purpose of AARP and its members.

Scudder Investments	Page 29 of 41

D. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	610,928	$11,304,369	1,380,769	$27,771,016
Class B	93,407	1,671,221	24,253	469,568
Class C	27,537	504,496	64,508	1,283,644
Class AARP	226,144	4,188,951	775,828	15,551,410
Class S	1,952,046	35,907,401	5,413,119	117,609,247

		$53,576,438		$162,684,885

Shares issued to shareholders in reinvestment of distributions
Class A	212	$3,823	62	$1,375
Class AARP	655	11,843	402	8,963
Class S	133,044	2,404,110	85,905	1,918,245

		$2,419,776		$1,928,583

Shares redeemed
Class A	(560,313)	$(11,127,487)	(1,355,827)	$(27,197,592)
Class B	(96,075)	(1,725,855)	(12,321)	(227,547)
Class C	(25,950)	(463,661)	(51,556)	(1,006,730)
Class AARP	(227,602)	(4,232,420)	(796,933)	(16,239,314)
Class S	(7,926,210)	(144,397,131)	(14,788,165)	(320,633,185)

		$(161,946,554)		$(365,304,368)

Redemption Fees	—	$39,759	—	$96,258

Net increase (decrease)
Class A	50,827	$180,705	25,004	$574,799
Class B	(2,668)	(54,634)	11,932	242,021
Class C	1,587	40,835	12,952	276,914
Class AARP	(803)	(31,626)	(20,703)	(678,941)
Class S	(5,841,120)	(106,045,861)	(9,289,141)	(201,009,435)

		$(105,910,581)		$(200,594,642)

Scudder Investments	Page 30 of 41

Report of Independent Auditors

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Greater Europe Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Greater Europe Growth Fund (the “Fund”) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $1,636,486 and earned $6,191,931 of foreign source income during the year ended October 31, 2003. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.093 per share as foreign taxes paid and $0.35 per share as income earned from foreign sources for the year ended October 31, 2003.

For federal income tax purposes, the Fund designates $9,800,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Scudder Investments	Page 31 of 41

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2003. Each individual’s age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director’s term of office extends until the next shareholder’s meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Henry P. Becton, Jr. (60) Director, 1990- present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Dawn-Marie Driscoll (56) Director, 1987- present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48

Keith R. Fox (49) Director, 1996- present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48

Louis E. Levy (70) Director, 2002- present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48

Jean Gleason Stromberg (60) Director, 1999- present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

Jean C. Tempel (60) Director, 1994- present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee	48

Carl W. Vogt (67) Director, 2002- present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Scudder Investments	Page 32 of 41

Interested Directors and Officers2

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Richard T. Hale[3] (58) Chairman and Director, 2002- present Chief Executive Officer, 2003- present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	201

Brenda Lyons (40) President, 2003- present	Managing Director, Deutsche Asset Management	n/a

Alexander Black[4] (40) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a

Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002- present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Oliver S. Kratz[5] (31) Vice President, 2002-present	Director, Deutsche Asset Management	n/a

John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a

Paul H. Rogers (47) Vice President, 2001-present	Managing Director, Deutsche Asset Management	n/a

Andrew Stubing[6] (37) Vice President, 2002-present	Director, Deutsche Asset Management	n/a

Alex Tedder[4] (39) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a

Charles A. Rizzo (46) Treasurer and Chief Financial Officer, 2002- present	Director, Deutsche Asset Management (April 2000 - present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Lucinda H. Stebbins (57) Assistant Treasurer, 2003- present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (46) Assistant Treasurer, 2003- present	Director, Deutsche Asset Management	n/a

Lisa Hertz[5] (33) Assistant Secretary, 2003- present	Assistant Vice President, Deutsche Asset Management	n/a

Caroline Pearson (41) Assistant Secretary, 1997- present	Managing Director, Deutsche Asset Management	n/a

[1]	Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

[3]	Address: One South Street, Baltimore, Maryland

[4]	Address: 1 Appold Street, Broadgate, London, UK

[5]	Address: 345 Park Avenue, New York, New York

[6]	Address: 83 Clarence Street, Sydney, Australia

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Scudder Investments	Page 33 of 41

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Scudder Investments	Page 34 of 41

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Investments	Page 35 of 41

Scudder Funds (continued)

Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market

A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts

Retirement Programs

Traditional IRA

Roth IRA

SEP-IRA

Inherited IRA

Keogh Plan

401(k), 403(b) Plans

Variable Annuities

Education Accounts

Coverdell Education Savings Account

UGMA/UTMA

IRA for Minors

Scudder Investments	Page 36 of 41

Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund’s objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investments	Page 37 of 41

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SERAX	SERBX	SERCX

CUSIP Number	811165-695	811165-687	811165-679

Fund Number	477	677	777

Scudder Investments	Page 38 of 41

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.

Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class AARP	Class S
Nasdaq Symbol	SGEGX	SCGEX

Fund Number	177	077

Scudder Investments	Page 39 of 41

Notes

SCUDDER
INVESTMENTS

Supplement to the Currently Effective Prospectuses of each of the Listed Funds:

Scudder Greater Europe Growth Fund

Scudder Growth & Income Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Emerging Market Growth Fund

Scudder Capital Growth Fund

Scudder Select 500 Fund

Scudder Global Discovery Fund

Scudder International Fund

Scudder Gold & Precious Metals Fund

Scudder Global Fund

Scudder Health Care Fund

Scudder Technology Innovation Fund

Scudder Development Fund

Scudder Micro Cap Fund

Scudder International Select Equity Fund

Scudder European Equity Fund

Scudder Flag Investors Equity Partners Fund

The following information supplements the “The Fund’s Main Investment Strategy” section of the prospectus.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The following information supplements the “The Main Risks of Investing in the Fund” section of the prospectus.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Please Retain This Supplement for Future Reference

April 27, 2004

SCUDDER
INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Cash Account Trust

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Equivalent Fund

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.

Prime Series

Treasury Series

Tax-Free Series

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

Investors Cash Trust

Government & Agency Securities Portfolio

Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Money Market Fund Investment

NY Tax Free Money Fund Investment

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Cash Reserves Fund

Scudder Development Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder European Equity Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value + Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth and Income Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Income Plus Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Money Funds

Scudder Government & Agency Money Fund

Scudder Money Market Fund

Scudder Tax-Exempt Money Fund

Scudder Money Market Series

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax Free Money Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Scudder Total Return Fund

Scudder Total Return Bond Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder US Treasury Money Fund

Scudder YieldWise Funds

Scudder YieldWise Government & Agency Money Fund

Scudder YieldWise Money Fund

Scudder YieldWise Municipal Money Fund

Scudder Worldwide 2004 Fund

Tax Free Money Fund Investment

Tax-Exempt California Money Market Fund

Treasury Money Fund Institutional

Treasury Money Fund Investment

June 1, 2004

SMF-3627

PSMEGA-2A-064

The following information is added to each fund’s prospectus under the heading “Who Manages and Oversees the Funds”:

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serve as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

SCUDDER
INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder Emerging Markets Growth Fund

Scudder European Equity Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value + Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth and Income Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Stock Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Scudder Total Return Fund

The following replaces similar information in each fund’s prospectus under the heading “How Much Investors Pay”:

The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase.

The following replaces similar information in each fund’s prospectus under the heading “Choosing a Share Class”:

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within 12 to 18 months of owning them (“Large Order NAV Purchase Privilege”). This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

July 1, 2004

SCUDDER
INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Equity 500 Index Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Growth and Income Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Lifecycle Long Range Fund

Scudder Managed Municipal Bond Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder PreservationPlus Fund

Scudder RREEF Real Estate Securities Fund

Scudder Short Duration Fund

Scudder Short-Term Municipal Bond Fund

Scudder Strategic Income Fund

Scudder Tax Advantaged Dividend Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Total Return Fund

Scudder Total Return Bond Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

For Scudder Dynamic Growth Fund, Scudder Large Company Value Fund and Scudder Technology Innovation Fund only:

Deutsche Investment Management Americas Inc., the advisor of the above-noted funds (the “Advisor”), is proposing the following fund mergers as part of the Advisor’s initiative to restructure and streamline the family of Scudder funds: Scudder Technology Innovation Fund, Scudder Large Company Value Fund and Scudder Dynamic Growth Fund (the “Acquired Funds”) into Scudder Technology Fund, Scudder Large Cap Value Fund and Scudder Mid Cap Fund (the “Acquiring Funds”), respectively. Completion of each merger is subject to a number of conditions, including final approval by each participating Fund’s Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held within approximately the next four months. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger, and (ii) a Prospectus for the applicable Acquiring Fund.

July, 23 2004

SMF-3639

PSMEGA-2B-074

For Scudder International Equity Fund, Institutional — Class I, Class II only:

The Board of Scudder International Equity Fund has approved a consolidation of Institutional — Class I and Class II. Class II will consolidate into Class I, which will be renamed Institutional Class. This share class consolidation will not be a taxable event for shareholders. The consolidation will take place on or about August 13, 2004.

The following replaces the first sentence in the “Investment minimums” sub-section of the “Buying and Selling Institutional Class Shares” section:

As of August 13, 2004, your initial investment must be for at least $1,000,000.

For Class I shareholders of the following funds only:

Scudder Capital Growth Fund

Scudder High Income Fund

Scudder Technology Fund

The Boards of the above listed funds have approved a consolidation, on or about August 13, 2004, of the Class I shares of each fund into the Institutional Class of each fund.

Please refer to “Eligibility Requirements for Purchasing Institutional Class Shares” later in this prospectus supplement, since the eligibility requirements for purchasing Institutional Class shares are different from those for purchasing Class I shares.

For Premier Class shareholders of the following funds only:

Scudder EAFE Equity Index Fund

Scudder Equity 500 Index Fund

Scudder Lifecycle Long Range Fund

Scudder US Bond Index Fund

On or about August 13, 2004, Premier Class will be renamed Institutional Class.

The following sentence replaces the first and second sentences in the “Investment minimums” sub-section of the “Buying and Selling Premier Class Shares” section:

Your initial investment must be for at least $1,000,000. Shareholders as of August 13, 2004 do not need to meet the minimum initial investment requirement.

Please refer to “Eligibility Requirements for Purchasing Institutional Class Shares” later in this prospectus supplement, as the eligibility requirements for purchasing Institutional Class shares are different from those for purchasing Premier Class shares.

For Class I shareholders of the following funds only:

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Dynamic Growth Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Income Fund

Scudder International Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Strategic Income Fund

Scudder Total Return Fund

Scudder US Government Securities Fund

On or about August 13, 2004, Class I will be renamed Institutional Class. Your initial investment must be for at least $1,000,000. Shareholders as of August 13, 2004 do not need to meet the new minimum initial investment requirement.

Please refer to “Eligibility Requirements for Purchasing Institutional Class Shares” later in this prospectus supplement, since the eligibility requirements for purchasing Institutional Class shares are different from those for purchasing Class I shares.

2

For Institutional Class Shares of the following funds only:

Scudder Capital Growth Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Growth and Income Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Yield Tax-Free Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Managed Municipal Bond Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder RREEF Real Estate Securities Fund

Scudder Short Duration Fund

Scudder Short-Term Municipal Bond Fund

Scudder Tax Advantaged Dividend Fund

Scudder Technology Fund

Scudder Total Return Bond Fund

On or about August 13, 2004 the following replaces the first sentence in the “Investment minimums” sub-section of the “Buying and Selling Institutional Class Shares” section:

Your initial investment must be for at least $1,000,000. Shareholders as of August 13, 2004 do not need to meet the minimum initial investment requirement.

For Scudder PreservationPlus Fund — Institutional Class only:

On or about August 13, 2004, the following section supplements the “Buying and Selling Institutional Class Shares” section:

Investment minimums

Your initial investment must be at least $1,000,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

•	Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

•	Employee benefit plans with assets of at least $50 million.

•	Clients of the private banking division of Deutsche Bank AG.

•	A current or former Director or Trustee of the Deutsche or Scudder mutual funds.

•	An employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the fund.

The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

3

Eligibility Requirements for Purchasing Institutional Class Shares

You may buy Institutional Shares if you are any of the following:

•	An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

•	An employee benefit plan with assets of at least $50 million.

•	A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

•	A client of the private banking division of Deutsche Bank AG.

•	A current or former Director or Trustee of the Deutsche or Scudder mutual funds.

•	An employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

4

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectuses for the following funds:

Scudder Greater Europe Growth Fund

Scudder New Europe Fund

The following replaces “The portfolio managers” subsection of the “Who Manages and Oversees the Fund” section for each of the funds.

Piers Hillier

Managing Director, Deutsche Asset

Management and Manager of the fund.

•	Head of institutional European equities: London.

•	Joined the subadvisor in 2004 after 11 years of experience as European equities portfolio manager at Schroders and at Deloitte & Touche.

•	Joined the fund in 2004.

Paras Anand

Vice President, Deutsche Asset

Management and Manager of the fund.

•	Portfolio Manager for Continental and pan-European retail funds: London.

•	Joined the subadvisor in 2003 after seven years of experience managing a pan-European hedge fund at HSBC and as a fund manager for UK equities at Invesco.

•	Joined the fund in 2004.

Please Retain This Supplement for Future Reference

September 3, 2004

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder Emerging Markets Growth Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth and Income Fund

Scudder Growth Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Micro Cap Fund

Scudder Mid Cap Growth Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder RREEF Real Estate Securities Fund

Scudder Select 500 Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Scudder Total Return Fund

The following replaces similar information regarding the ability to reduce the front-end sales charge for Class A shares in each fund’s prospectus under the heading “Choosing a Share Class — Class A shares”:

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months (“Letter of Intent”)

•	the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you’re investing now in Class A shares is at least $50,000 (“Cumulative Discount”)

•	you are investing a total of $50,000 or more in Class A shares of several funds on the same day (“Combined Purchases”)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase or Redemption of Shares” in the fund’s Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

•	exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

•	a current or former director or trustee of the Deutsche or Scudder mutual funds

•	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

September 28, 2004

SMF-3642

SCUDDER
INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder Balanced Fund

Scudder Florida Tax-Free Income Fund

Scudder Growth Fund

Scudder International Equity Fund

Scudder New Europe Fund

Deutsche Investment Management Americas Inc., the advisor of the above-noted funds (the “Advisor”), is proposing the following fund mergers as part of the Advisor’s initiative to restructure and streamline the family of Scudder funds. In the chart below the Acquired Funds on the left are merging into the Acquiring Funds on the right.

Acquired Funds	Acquiring Funds
Scudder Balanced Fund	Scudder Total Return Fund
Scudder Growth Fund	Scudder Capital Growth Fund
Scudder Florida Tax-Free Income Fund	Scudder Managed Municipal Bond Fund
Scudder New Europe Fund	Scudder Greater Europe Growth Fund
Scudder International Equity Fund	Scudder International Fund

Completion of each merger is subject to a number of conditions, including final approval by each participating Fund’s Board and approval by share- holders of the Acquired Fund at a shareholder meeting expected to be held within approximately the next four months. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger, and (ii) a Prospectus for the applicable Acquiring Fund.

Please Retain This Supplement for Future Reference

October 15, 2004

Supplement to the currently effective prospectus of each of the listed funds:

Scudder 21st Century Growth Fund

Scudder Balanced Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Development Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth and Income Fund

Scudder Health Care Fund

Scudder High Income Opportunity Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Fund

Scudder Japanese Equity Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Money Market Series

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder S&P 500 Index Fund

Scudder Select 500 Fund

Scudder Short-Term Bond Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Free Money Fund

Scudder Technology Innovation Fund

Scudder US Treasury Money Fund

Effective November 1, 2004, Class S shares (and, in the case of Scudder Money Market Series, Premium Class S and Prime Reserve Class S) of each of the funds listed above are available to new investors. All references in each fund’s current prospectus to Class S shares as being generally not available to new investors are hereby deleted.

Please Retain This Supplement for Future Reference

October 27, 2004

PSMEGA-3600

SCUDDER
INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

The following information supplements the disclosure in the “How Much Investors Pay” section of each of the following funds’ currently effective prospectuses:

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Income Plus Fund

Effective February 1, 2005, each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 60 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds’.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of: (i) participants in certain research wrap programs; (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; and (iii) any mutual fund advised by the funds’ investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The funds expect that the waiver for certain group retirement plans will be eliminated over time as the plans’ operating systems are improved. Until such time that these operating systems are improved, the funds’ investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.

The following information supplements the disclosure in the “How Much Investors Pay” section of each of the following funds’ currently effective prospectuses:

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder EAFE(R) Equity Index Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Flag Investors Communications Fund

Scudder Global Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Health Care Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder Micro Cap Fund

Scudder Mid Cap Growth Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Effective February 1, 2005, each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds’.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of: (i) participants in certain research wrap programs; (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; and (iii) any mutual fund advised by the funds’ investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The funds expect that the waiver for certain group retirement plans will be eliminated over time as the plans’ operating systems are improved. Until such time that these operating systems are improved, the funds’ investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.

The following information supplements the disclosure in the “How Much Investors Pay” section of each of the following funds’ currently effective prospectuses:

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder Equity 500 Index Fund

Scudder Fixed Income Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value+Growth Fund

Scudder GNMA Fund

Scudder Growth Fund

Scudder Growth and Income Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Plus Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder PreservationPlus Income Fund

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Stock Fund

Scudder S&P 500 Index Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Effective February 1, 2005, each fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds’.

The redemption fee will not be charged in connection with certain transactions such as exchange or redemption transactions on behalf of: (i) participants in certain research wrap programs; (ii) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; and (iii) any mutual fund advised by the funds’

investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio. The funds expect that the waiver for certain group retirement plans will be eliminated over time as the plans’ operating systems are improved. Until such time that these operating systems are improved, the funds’ investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to modify or terminate these waivers or the redemption fee at any time.

Please Retain This Supplement for Future Reference

November 9, 2004

3

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

•	Government Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Equivalent Fund

•	Government Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.

•	Prime Series

•	Treasury Series

•	Tax-Free Series

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

Investors Cash Trust

•	Government Securities Portfolio

•	Treasury Portfolio

Investors Municipal Cash Fund

•	Investors Florida Municipal Cash Fund

•	Investors Michigan Municipal Cash Fund

•	Investors New Jersey Municipal Cash Fund

•	Investors Pennsylvania Municipal Cash Fund

•	Tax-Exempt New York Money Market Fund

Money Market Fund Investment

NY Tax Free Money Fund Investment

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Cash Reserves Fund

Scudder Development Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder European Equity Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value + Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth and Income Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Income Plus Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Money Funds

•	Scudder Government Money Fund

•	Scudder Money Market Fund

•	Scudder Tax-Exempt Money Fund

Scudder Money Market Series

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Growth Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax-Exempt California Money Market Fund

Scudder Tax Free Money Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder US Treasury Money Fund

Scudder Variable Series I

•	Scudder 21st Century Growth Portfolio

•	Scudder Balanced Portfolio

•	Scudder Bond Portfolio

•	Scudder Capital Growth Portfolio

•	Scudder Global Discovery Portfolio

•	Scudder Growth and Income Portfolio

•	Scudder Health Sciences Portfolio

•	Scudder International Portfolio

•	Scudder Money Market Portfolio

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Contrarian Value Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government Securities Portfolio

•	Scudder Growth Portfolio

•	Scudder High Income Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Total Return Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Eagle Focused Large Cap Growth Portfolio

•	SVS Focus Value + Growth Portfolio

•	SVS Index 500 Portfolio

•	SVS INVESCO Dynamic Growth Portfolio

•	SVS Janus Growth and Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Oak Strategic Equity Portfolio

•	SVS Turner Mid Cap Growth Portfolio

Scudder Yieldwise Funds

•	Scudder Yieldwise Government Money Fund

•	Scudder Yieldwise Money Fund

•	Scudder Yieldwise Municipal Money Fund

Scudder Worldwide 2004 Fund

Tax Free Money Fund Investment

Treasury Money Fund Institutional

Treasury Money Fund Investment

The following information is added to each Fund’s Statement of Additional Information:

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

April 29, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Equivalent Fund

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Reserve Fund, Inc.

•	Prime Series

•	Tax-Free Series

•	Treasury Series

Investors Cash Trust

•	Government & Agency Securities Portfolio

•	Treasury Portfolio

Investors Municipal Cash Fund

•	Investors Florida Municipal Cash Fund

•	Investors Michigan Municipal Cash Fund

•	Investors New Jersey Municipal Cash Fund

•	Investors Pennsylvania Municipal Cash Fund

•	Tax-Exempt New York Money Market Fund

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Advisor Funds

•	Cash Management

•	New York Tax Free Money

•	Tax-Free Money

•	Treasury Money

•	PreservationPlus Income Fund

Scudder Advisor Funds III

•	Money Market

•	PreservationPlus Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Reserves Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder Dreman-Small Cap Value Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value Plus Growth Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Growth & Income Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder Institutional Funds

•	Cash Management Fund

•	Cash Reserves Fund

•	Scudder International Equity Fund

•	Scudder Equity 500 Index Fund

•	Daily Assets Fund

•	Treasury Money Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Massachusetts Tax-Free Fund

Scudder Mid Cap Fund

Scudder Micro Cap Fund

Scudder Money Funds

•	Scudder Government & Agency Money Fund

•	Scudder Money Market Fund

•	Scudder Tax-Exempt Money Fund

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Total Return Bond Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder Worldwide 2004 Fund

Scudder Yieldwise Funds

•	Scudder Yieldwise Government & Agency Money Fund

•	Scudder Yieldwise Money Fund

•	Scudder Yieldwise Municipal Money Fund

Scudder Investments VIT Funds

•	Scudder EAFE Equity Index Fund

•	Scudder Equity 500 Index Fund

•	Scudder Real Estate Securities Portfolio

•	Scudder Small Cap Index Fund

Scudder Variable Series I

•	Scudder Bond Portfolio

•	Scudder Balanced Portfolio

•	Scudder Growth and Income Portfolio

•	Scudder Capital Growth Portfolio

•	Scudder 21st Century Growth Portfolio

•	Scudder Global Discovery Portfolio

•	Scudder International Portfolio

•	Scudder Health Sciences Portfolio

•	Money Market Portfolio

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Large Cap Value Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Eagle Focused Large Cap Growth Portfolio

•	SVS Focus Value+Growth Portfolio

•	SVS Index 500 Portfolio

•	SVS Invesco Dynamic Growth Portfolio

•	SVS Janus Growth and Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Turner Mid Cap Growth Portfolio

•	SVS Oak Strategic Equity Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government & Agency Securities Portfolio

•	Scudder Growth Portfolio

•	Scudder High Income Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Total Return Portfolio

Tax-Exempt California Money Market Fund

The following information is added to or amends each Fund’s Statement of Additional Information:

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: aarp.scudder.com for Class AARP shares, myscudder.com for Class S shares, or scudder.com for all other classes (type “proxy voting” in the search field).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

September 27, 2004

Supplement to the currently effective Statements of Additional Information for each of the listed funds:

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value + Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth and Income Fund

Scudder Growth Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Growth Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder PreservationPlus Income Fund

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Tax Advantaged Dividend Fund

Scudder Total Return Fund

Scudder US Government Securities Fund

The following replaces similar information regarding the ability to reduce the front-end sales charge for Class A shares in each fund’s Statement of Additional Information under the heading “Purchase and Redemption of Shares - Purchases”:

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c)	certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available; and

(k)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

September 28, 2004

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Fixed Income Fund

Scudder Flag InvestorsCommunications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value + Growth Fund

Scudder Global Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Growth and Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series — Conservative Portfolio

Scudder Pathway Series — Growth Portfolio

Scudder Pathway Series — Moderate Portfolio

Scudder PreservationPlus Income Fund

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Tax Advantaged Dividend Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Total Return Fund

Scudder U.S. Government Securities Fund

Supplement to the currently effective Statements of Additional Information of the above listed Funds:

The following replaces the two paragraphs in each Fund’s Statement of Additional Information under “Purchase and Redemption of Shares — Multi-Class Suitability” on the effective dates provided below:

A. Effective July 1, 2004:

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for Scudder-branded plans under an alliance with SDI and its affiliates (“Scudder Flex Plans” and “Scudder Choice Plans”).

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a.	Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

October 1, 2004

Supplement to the currently effective Statement of Additional Information of each of the funds listed below:

Cash Account Trust

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Equivalent Fund

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Investors Cash Trust

•	Government & Agency Securities Portfolio

•	Treasury Portfolio

Investors Municipal Cash Fund

•	Investors Florida Municipal Cash Fund

•	Investors Michigan Municipal Cash Fund

•	Investors New Jersey Municipal Cash Fund

•	Investors Pennsylvania Municipal Cash Fund

•	Tax-Exempt New York Money Market Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Cash Reserves Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value Plus Growth Fund

Scudder Growth Fund

Scudder High Income Fund

Scudder Large Cap Value Fund

Scudder Money Funds

•	Scudder Government & Agency Money Fund

•	Scudder Money Market Fund

•	Scudder Tax-Exempt Money Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder S&P 500 Stock Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Technology Fund

Scudder Total Return Fund

Scudder US Government Securities Fund

Scudder Worldwide 2004 Fund

Scudder Yieldwise Funds

•	Scudder Yieldwise Government & Agency Money Fund

•	Scudder Yieldwise Money Fund

•	Scudder Yieldwise Municipal Money Fund

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Large Cap Value Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Eagle Focused Large Cap Growth Portfolio

•	SVS Focus Value+Growth Portfolio

•	SVS Index 500 Portfolio

•	SVS Invesco Dynamic Growth Portfolio

•	SVS Janus Growth and Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Turner Mid Cap Growth Portfolio

•	SVS Oak Strategic Equity Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government & Agency Securities Portfolio

•	Scudder Growth Portfolio

•	Scudder High Income Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Total Return Portfolio

Tax-Exempt California Money Market Fund

The following paragraph supplements the “Officers and Directors/Trustees” section of each fund’s Statement of Additional Information:

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, Deutsche Investment Management Americas Inc. (DeIM) has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed, subject to applicable law and regulation, to indemnify the Independent Directors/Trustees against certain liabilities the Independent Directors/Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent /Directors Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Funds’ Board determines that the Independent Director/Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director/Trustee to the Funds or their shareholders to which the Independent Director/Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director/Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors/Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DeIM will survive the termination of the investment management agreements between DeIM and the Funds.

Please retain this supplement for future reference

October 1, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Equivalent Fund

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Reserve Fund, Inc.

•	Prime Series

•	Tax-Free Series

•	Treasury Series

Investors Cash Trust

•	Government & Agency Securities Portfolio

•	Treasury Portfolio

Investors Municipal Cash Fund

•	Investors Florida Municipal Cash Fund

•	Investors Michigan Municipal Cash Fund

•	Investors New Jersey Municipal Cash Fund

•	Investors Pennsylvania Municipal Cash Fund

•	Tax-Exempt New York Money Market Fund

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Advisor Funds

•	Cash Management

•	New York Tax Free Money

•	Tax-Free Money

•	Treasury Money

•	PreservationPlus Income Fund

Scudder Advisor Funds III

•	Money Market

•	PreservationPlus Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Cash Reserves Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder Dreman-Small Cap Value Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value Plus Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Growth & Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Income Opportunity Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Institutional Funds

•	Cash Management Fund

•	Cash Reserves Fund

•	Scudder International Equity Fund

•	Scudder Equity 500 Index Fund

•	Daily Assets Fund

•	Treasury Money Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Mid Cap Growth Fund

Scudder Micro Cap Fund

Scudder Money Funds

•	Scudder Government & Agency Money Fund

•	Scudder Money Market Fund

•	Scudder Tax-Exempt Money Fund

Scudder Money Market Series

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax-Free Money Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Total Return Bond Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder U.S. Treasury Money Fund

Scudder Worldwide 2004 Fund

Scudder Yieldwise Funds

•	Scudder Yieldwise Government & Agency Money Fund

•	Scudder Yieldwise Money Fund

•	Scudder Yieldwise Municipal Money Fund

Scudder Investments VIT Funds

•	Scudder EAFE Equity Index Fund

•	Scudder Equity 500 Index Fund

•	Scudder Real Estate Securities Portfolio

•	Scudder Small Cap Index Fund

Scudder Variable Series I

•	Scudder Bond Portfolio

•	Scudder Balanced Portfolio

•	Scudder Growth and Income Portfolio

•	Scudder Capital Growth Portfolio

•	Scudder 21st Century Growth Portfolio

•	Scudder Global Discovery Portfolio

•	Scudder International Portfolio

•	Scudder Health Sciences Portfolio

•	Money Market Portfolio

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Conservative Income Strategy Portfolio

•	Scudder Growth and Income Strategy Portfolio

•	Scudder Growth Strategy Portfolio

•	Scudder Income and Growth Strategy Portfolio

•	Scudder Large Cap Value Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Eagle Focused Large Cap Growth Portfolio

•	SVS Focus Value+Growth Portfolio

•	SVS Index 500 Portfolio

•	SVS Invesco Dynamic Growth Portfolio

•	SVS Janus Growth and Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Turner Mid Cap Growth Portfolio

•	SVS Oak Strategic Equity Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government & Agency Securities Portfolio

•	Scudder Growth Portfolio

•	Scudder High Income Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Total Return Portfolio

Tax-Exempt California Money Market Fund

The following paragraph supplements the “Directors/Trustees and Officers” section of each Fund’s Statement of Additional Information:

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

October 20, 2004

Supplement to the currently effective Statements of Additional Information of each of the listed funds:

Scudder 21st Century Growth Fund

Scudder Balanced Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Development Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth and Income Fund

Scudder Health Care Fund

Scudder High Income Opportunity Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Fund

Scudder Japanese Equity Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Money Market Series

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder S&P 500 Index Fund

Scudder Select 500 Fund

Scudder Short-Term Bond Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Free Money Fund

Scudder Technology Innovation Fund

Scudder US Treasury Money Fund

Effective November 1, 2004, Class S shares (and, in the case of Scudder Money Market Series, Premium Class S and Prime Reserve Class S) of each of the above-listed funds are available to new investors. All references in each fund’s current Statement of Additional Information to Class S shares as being generally not available to new investors are hereby deleted.

In each fund’s Statement of Additional Information, the section “Purchase and Redemption of Shares — Purchases — Eligible Class S Investors” is no longer applicable.

October 27, 2004

FORM N-14

PART C: OTHER INFORMATION

Item 15. Indemnification

Deutsche Investment Management Americas Inc. (hereafter, “DeIM”), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Directors) and consultants, whether retained by the Registrant or the Independent Directors, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to independent board members of an investment company that they have not engaged in disabling conduct, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Directors against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Directors, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1.	all reasonable legal and other expenses incurred by the Independent Directors in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and reasonable legal and other expenses incurred by any Independent Director in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or reasonable legal and other expenses incurred by any Independent Director as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Independent Directors or acting otherwise) for the benefit of the Independent Director, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or reasonable legal and other expenses incurred by any Independent Director, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Director is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeIM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeIM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5.	all liabilities and reasonable legal and other expenses incurred by any Independent Director in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Director (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Director ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Director to the Registrant or its shareholders to which such Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Director’s duties as a Director of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Independent Director with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Director’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Director’s duties as a Director of the Registrant, such Independent Director has undertaken to repay such costs or expenses to DeIM.

The other information required by this item is incorporated herein by reference to Item 25 of Part C of Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

Item 16. Exhibits

(1)

(a)	Articles of Amendment and Restatement of the Registrant as of January 24, 1991 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(b)	Articles Supplementary dated September 17, 1992 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(c)	Articles Supplementary dated December 1, 1992 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(d)	Articles Supplementary dated August 3, 1994 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(e)	Articles Supplementary dated February 20, 1996 is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(f)	Articles Supplementary dated September 5, 1996 is incorporated herein by reference to Exhibit 1(f) to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(g)	Articles Supplementary dated December 12, 1996 is incorporated herein by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(h)	Articles Supplementary dated March 3, 1997 is incorporated herein by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(i)	Articles of Amendment dated December 23, 1997 is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(j)	Articles Supplementary dated March 2,1998, is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(k)	Articles Supplementary dated March 31, 1998 is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(l)	Articles of Transfer from Scudder Institutional Fund Inc., dated April 3, 1998, is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(m)	Articles Supplementary dated June 7, 1999 is incorporated herein by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(n)	Articles Supplementary dated March 31, 2000 is incorporated herein by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(o)	Articles of Amendment dated August 11, 2000 is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(p)	Articles Supplementary dated November 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(q)	Articles Supplementary dated November 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(r)	Articles Supplementary dated December 26, 2000 is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(s)	Articles of Amendment dated December 26, 2000 is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(t)	Articles Supplementary dated December 26, 2000 is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(u)	Articles Supplementary dated December 26, 2000 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(v)	Articles Supplementary dated August 14, 2001 is incorporated herein by reference to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(w)	Articles of Amendment dated August 16, 2004 is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-624).

(x)	Articles Supplementary dated August 20, 2004 is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(y)	Articles Supplementary dated October 12, 2004 is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(2)

(a)	Amended and Restated By-Laws of the Registrant dated March 4, 1991 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(b)	Amended and Restated By-Laws of the Registrant dated September 20, 1991 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(c)	Amended and Restated By-Laws of the Registrant dated December 12, 1991 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(d)	Amended and Restated By-Laws of the Registrant dated September 4, 1996 is incorporated herein by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(e)	Amended and Restated By-Laws of the Registrant dated December 3, 1997 is incorporated herein by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(f)	Amended and Restated By-Laws of the Registrant dated February 7, 2000 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(g)	Amended and Restated By-Laws of the Registrant dated November 13, 2000 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(h)	Amendment to By-Laws, dated December 10, 2002, is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(i)	Certificate of the Secretary of the Scudder Funds dated October 30, 2003 is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(j)	Amendment to By-Laws, dated October 14, 2003, is incorporated herein by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(k)	Amendment to By-Laws, dated August 10, 2004, is incorporated herein by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization constitutes Exhibit A to Part A hereof.

(5)

(a)	Articles Fifth, Sixth, Ninth and Eleventh and Article Seventh, Section 1 of the Articles of Amendment and Restatement included in response to Item 16(1) of this Part C.

(b)	Article II, Section 3 and Articles I and IV of the Bylaws included in response to Item 16(2) of this Part C.

(6)

(a)	Investment Management Agreement between the Registrant, on behalf of Scudder International Fund and Deutsche Investment Management Americas Inc. dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(b)	Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited, on behalf of Scudder International Fund, dated September 30, 2002, is incorporated herein by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(c)	Investment Management Agreement between the Registrant, on behalf of Scudder Greater Europe Growth Fund, and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(d)	Investment Management Agreement between the Registrant, on behalf of Scudder Latin America Fund, and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(e)	Investment Management Agreement between the Registrant, on behalf of Scudder Pacific Opportunities Fund, and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(f)	Investment Management Agreement between the Registrant, on behalf of Scudder Emerging Markets Growth Fund, and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(g)	Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited, on behalf of Scudder Greater Europe Growth Fund, is incorporated herein by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(h)	Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited, on behalf of Scudder Pacific Opportunities Fund, is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(i)	Amendment to Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited, dated April 23, 2003, on behalf of the Scudder International Fund, is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(j)	Amendment to Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management (Asia) Limited, dated April 23, 2003, on behalf of the Scudder Pacific Opportunities Fund, is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(k)	Amendment to Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited, dated April 23, 2003, on behalf of the Scudder Greater Europe Growth Fund, is filed herein as Exhibit 6(k).

(l)	Amendment to Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited, dated August 1, 2003, on behalf of the Scudder Greater Europe Growth Fund, is filed herein as Exhibit 6(l).

(7)

(a)	Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc. dated April 5, 2002 is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(b)	Underwriting Agreement between the Registrant and Scudder Distributors, Inc. dated September 30, 2002 is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(8)	Not Applicable.

(9)

(a)	Custodian Contract between the Registrant, on behalf of Scudder Latin America Fund, and Brown Brothers Harriman & Co. dated November 25, 1992 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(b)	Custodian Contract between the Registrant, on behalf of Scudder Pacific Opportunities Fund, and Brown Brothers Harriman & Co. dated November 25, 1992 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(c)	Custodian Contract between the Registrant, on behalf of Scudder Greater Europe Growth Fund, and Brown Brothers Harriman & Co. dated October 10, 1994 is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(d)	Custodian Contract between the Registrant and Brown Brothers Harriman & Co. dated March 7, 1995 is incorporated herein by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(e)	Fee schedule for Exhibit (g)(4) is incorporated herein by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(f)	Fee schedule for Exhibit (g)(4) dated July 2000 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(g)	Master Subcustodian Agreement between Brown Brothers Harriman & Co. and Morgan Guaranty Trust Company of New York, Brussels office, dated November 15, 1976, is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(h)	Fee schedule for Exhibit (g)(7) is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(i)	Subcustodian Agreement between Brown Brothers Harriman & Co. and The Bank of New York, London office, dated January 30, 1979, is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(j)	Fee schedule for Exhibit (g)(9) is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(k)	Master Subcustodian Agreement between Brown Brothers Harriman & Co. and The Chase Manhattan Bank, N.A., Singapore office, dated June 9, 1980, is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(l)	Fee schedule for Exhibit (g)(11) is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(m)	Master Subcustodian Agreement between Brown Brothers Harriman & Co. and The Chase Manhattan Bank, N.A., Hong Kong office, dated June 4, 1979, is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(n)	Fee schedule for Exhibit (g)(13) is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(o)	Master Subcustodian Agreement between Brown Brothers Harriman & Co. and Citibank, N.A. New York office, dated July 16, 1981, is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(p)	Fee schedule for Exhibit (g)(15) is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(10)

(a)	Rule 12b-1 Plan for Scudder International Fund Classes A, B and C shares, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(b)	Rule 12b-1 Plan for Scudder Emerging Markets Growth Fund Classes A, B and C shares, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(c)	Rule 12b-1 Plan for Scudder Greater Europe Growth Fund Classes A, B and C shares, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(d)	Rule 12b-1 Plan for Scudder Latin America Fund Classes A, B and C shares, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(e)	Rule 12b-1 Plan for Scudder Pacific Opportunities Fund Classes A, B and C shares, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(f)	Plan with respect to Scudder International Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(g)	Amended Plan with respect to Scudder International Fund pursuant to Rule 18f-3 dated June 7, 1999 is incorporated herein by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(h)	Plan with respect to Scudder Latin America Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).
(i)	Plan with respect to Scudder Pacific Opportunities Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(j)	Plan with respect to Scudder Greater Europe Growth Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(k)	Plan with respect to Scudder Emerging Markets Growth Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(l)	Amended and Restated Plan with respect to Scudder International Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(m)	Amended and Restated Plan with respect to Scudder Pacific Opportunities Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(n)	Amended and Restated Plan with respect to Scudder Latin America Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(o)	Amended and Restated Plan with respect to Scudder Greater Europe Growth Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(p)	Amended and Restated Plan with respect to Scudder Emerging Markets Growth Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(q)	Amended and Restated Plan with respect to Scudder International Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(r)	Amended and Restated Plan with respect to Scudder International Fund pursuant to Rule 18f-3, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(s)	Amended and Restated Plan with respect to Scudder Latin America Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(t)	Amended and Restated Plan with respect to Scudder Greater Europe Growth Fund, Scudder Pacific Opportunities Fund and Scudder Latin America Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(u)	Amended and Restated Plan with respect to the Registrant pursuant to Rule 18f-3, dated January 31, 2003, is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(v)	Amended and Restated Plan with respect to Scudder Greater Europe Growth Fund pursuant to Rule 18f-3, dated October 12, 2004, is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(11)	Opinion of Ober, Kaler, Grimes & Shriver, including consent, is filed herein as Exhibit 11.

(12)	Form of Opinion of Willkie Farr & Gallagher LLP as to Tax Matters, including consent, is filed herein as Exhibit 12.

(13)

(a)	Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation dated October 2, 1989 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(b)	Fee schedule for Exhibit (h)(1) is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(c)	Service Agreement between Copeland Associates, Inc. and Scudder Service Corporation dated June 8, 1995 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(d)	COMPASS and TRAK 2000 Service Agreement between the Registrant and Scudder Trust Company dated October 1, 1995 is incorporated herein by reference to Exhibit 9(c)(3) to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(e)	Shareholder Services Agreement between the Registrant and Charles Schwab & Co., Inc. dated June 1, 1990 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(f)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Greater Europe Growth Fund, and Scudder Fund Accounting Corporation dated October 10, 1994 is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(g)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder International Fund, and Scudder Fund Accounting Corporation dated April 12, 1995 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(h)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Latin America Fund, dated May 17, 1995 is incorporated herein by reference to Exhibit 9(e)(3) to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(i)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Pacific Opportunities Fund, dated May 5, 1995 is incorporated herein by reference to Exhibit 9(e)(4) to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(j)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Emerging Markets Growth Fund, dated May 8, 1996 is incorporated herein by reference to Exhibit 9(e)(5) to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(k)	Administrative Services Agreement between Scudder International Fund, Inc., on behalf of Scudder International Fund, and Scudder Investors Service Company is incorporated herein by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(l)	Fee schedule for Exhibit (h)(16) is incorporated herein by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(m)	Agency Agreement between Scudder International Fund, Inc., and Kemper Service Company dated June 7, 1999 is incorporated herein by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(n)	Administrative Agreement between the Registrant on behalf of Scudder International Fund, Inc. and Scudder Kemper Investments, Inc. dated October 2, 2000 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(o)	Amended and Restated Administrative Services Agreement between the Registrant and Scudder Kemper Investments, Inc., dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(p)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Pacific Opportunities Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(q)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Latin America Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(r)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Greater Europe Growth Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(s)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Emerging Markets Growth Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(t)	Agency Agreement between the Registrant and Kemper Service Company, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(u)	Shareholder Services Agreement between the Registrant, for Classes A,B and C shares, and Kemper Distributors, Inc., dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(v)	Amended and Restated Administrative Services Agreement between Zurich Scudder Investments, Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(w)	Shareholder Services Agreement between the Registrant, for Classes A, B and C shares, and Scudder Distributor, Inc. dated April 5, 2002 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(x)	Amendment No. 1 to the Transfer Agency and Service Agreement dated June 11, 2002 is incorporated herein by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(14)

(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to Scudder Greater Europe Growth Fund, is filed herein as Exhibit 14(a).

(b)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm to Scudder New Europe Fund, is filed herein as Exhibit 14(b).

(15)	Not Applicable.

(16)	Power of Attorney is filed herein as Exhibit 16.

(17)	Form of Letters of Indemnity is filed herein as Exhibit 17.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the registrant, in the City of Boston and The Commonwealth of Massachusetts on the 20th day of December, 2004.

SCUDDER INTERNATIONAL FUND, INC.

By:	/s/ JULIAN F. SLUYTERS
Julian F. Sluyters Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ CHARLES A. RIZZO Charles A. Rizzo	Treasurer	December 20, 2004

/S/ HENRY P. BECTON, JR. Henry P. Becton, Jr.*	Director	December 20, 2004

/S/ DAWN-MARIE DRISCOLL Dawn-Marie Driscoll*	Director	December 20, 2004

/S/ KEITH R. FOX Keith R. Fox*	Director	December 20, 2004

/S/ LOUIS E. LEVY Louis E. Levy*	Director	December 20, 2004

/S/ JEAN GLEASON STROMBERG Jean Gleason Stromberg*	Director	December 20, 2004

/S/ JEAN C. TEMPEL Jean C. Tempel*	Director	December 20, 2004

/S/ CARL W. VOGT Carl W. Vogt*	Director	December 20, 2004

/S/ JULIAN F. SLUYTERS Julian F. Sluyters	Chief Executive Officer	December 20, 2004

*By:	/s/ JOHN MILLETTE
John Millette** Vice President and Secretary Dated December 20, 2004

** Attorney-in-fact pursuant to Power of Attorney filed herein as Exhibit 16.

EXHIBIT INDEX

(6)(k)	Amendment to Research and Advisory Agreement – Exhibit 6(k)

(6)(l)	Amendment to Research and Advisory Agreement – Exhibit 6(l)

(11)	Opinion of Ober, Kaler, Grimes & Shriver – Exhibit 11

(12)	Form of Opinion of Willkie Farr & Gallagher LLP – Exhibit 12

14(a)	Consent of PricewaterhouseCoopers LLP – Exhibit 14(a)

14(b)	Consent of Ernst & Young LLP – Exhibit 14(b)

(16)	Power of Attorney – Exhibit 16

(17)	Form of Letters of Indemnity – Exhibit 17